UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05447

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

JOHN PAK 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	06-30

Date of reporting period:	06-30-2025

ITEM 1. REPORTS TO STOCKHOLDERS.

(a) Provided under separate cover.

ANNUAL SHAREHOLDER REPORT

Disciplined Core Value Fund

Investor Class (BIGRX)	June 30, 2025

This annual shareholder report contains important information about Disciplined Core Value Fund for the period of July 1, 2024 to June 30, 2025. You can find additional information about the fund at americancentury.com/docs. You can also request this information by contacting us at 1-800-345-2021. This report describes changes to the fund that occurred during the reporting period.

What were the fund costs for the last year? (based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor Class	$68	0.65%

What were the key factors that affected the fund’s performance?
Disciplined Core Value Fund Investor Class returned 8.41% for the reporting period ended June 30, 2025.
The fund seeks long-term capital growth by investing in common stocks. Income is a secondary objective. The commentary below refers to the fund's performance compared to the Russell 1000 Value Index.
•	Positioning in the industrials sector detracted most from performance. Underweight allocations relative to the index and stock choices among aerospace and defense and electrical equipment stocks hurt relative results the most. The former stocks benefited from an increase in defense spending, and the latter stocks were beneficiaries of spending on data centers.
•	Information technology (IT) and consumer staples stocks were other sources of weakness. In IT, positioning in the software and computers and peripherals industries were the main sources of weakness. A lack of exposure to tobacco stocks detracted the most from performance compared with the index in consumer staples.
•	Stock selection in the health care sector contributed most to relative results. Tremendous innovation and new drug rollouts meant biotechnology stocks were key sources of strength. Gilead Sciences is a good example, producing strong returns supported by healthy financial results and a robust pipeline of new drugs.
•	Positioning in the materials sector was another source of strength. It was beneficial to underweight this poor performing sector, while the stocks we did hold outperformed. It was a difficult period for materials and resource-related stocks because commodity prices generally slumped amid uncertainty around global trade and economic growth.

Cumulative Performance (based on an initial $10,000 investment)
June 30, 2015 through June 30, 2025

Average Annual Total Returns
	1 Year	5 Year	10 Year
Investor Class	8.41%	10.30%	8.78%
Regulatory Index
Russell 1000	15.66%	16.30%	13.35%
Performance Index
Russell 1000 Value	13.70%	13.93%	9.19%

The regulatory index is provided as a broad measure of market performance. The performance index is provided because the advisor believes it is more reflective of the fund’s investment strategy.

The opinions expressed are those of American Century Investments and are no guarantee of the future performance of any American Century Investments fund. This information is for educational purposes only and is not intended as investment advice. Data reflects past performance, assumes reinvestment of dividends and capital gains and is no guarantee of future results. Current performance may be higher or lower than data shown. Investment return and principal value will fluctuate and redemption value may be more or less than original cost, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total returns for periods less than one year are not annualized. Visit americancentury.com for more recent performance information.

Fund Statistics
Net Assets	$1,891,276,249
Management Fees (dollars paid during the reporting period)	$12,327,243
Portfolio Turnover Rate	85%
Total Number of Portfolio Holdings	192

Fund Holdings

Types of Investments in Portfolio (as a % of net assets)		Top Five Industries (as a % of net assets)
Common Stocks	99.5%	Banks	9%
Short-Term Investments	0.5%	Machinery	6%
Other Assets and Liabilities	0.0%	Financial Services	6%
		Consumer Staples Distribution & Retail	5%
		Pharmaceuticals	5%

Fund Changes
Beginning October 2024, the total eligible investments required to qualify for a waiver of the annual account maintenance fee changed from $10,000 to $25,000. Such fee will also be waived for any accounts for which the shareholder has elected to receive electronic delivery of all fund/account documents.

For additional information about the fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy voting information, scan the QR code or visit americancentury.com/docs.

©2025 American Century Proprietary Holdings, Inc. All rights reserved.
A-2507M303

ANNUAL SHAREHOLDER REPORT

Disciplined Core Value Fund

I Class (AMGIX)	June 30, 2025

This annual shareholder report contains important information about Disciplined Core Value Fund for the period of July 1, 2024 to June 30, 2025. You can find additional information about the fund at americancentury.com/docs. You can also request this information by contacting us at 1-800-345-2021.

What were the fund costs for the last year? (based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
I Class	$47	0.45%

What were the key factors that affected the fund’s performance?
Disciplined Core Value Fund I Class returned 8.60% for the reporting period ended June 30, 2025.
The fund seeks long-term capital growth by investing in common stocks. Income is a secondary objective. The commentary below refers to the fund's performance compared to the Russell 1000 Value Index.
•	Positioning in the industrials sector detracted most from performance. Underweight allocations relative to the index and stock choices among aerospace and defense and electrical equipment stocks hurt relative results the most. The former stocks benefited from an increase in defense spending, and the latter stocks were beneficiaries of spending on data centers.
•	Information technology (IT) and consumer staples stocks were other sources of weakness. In IT, positioning in the software and computers and peripherals industries were the main sources of weakness. A lack of exposure to tobacco stocks detracted the most from performance compared with the index in consumer staples.
•	Stock selection in the health care sector contributed most to relative results. Tremendous innovation and new drug rollouts meant biotechnology stocks were key sources of strength. Gilead Sciences is a good example, producing strong returns supported by healthy financial results and a robust pipeline of new drugs.
•	Positioning in the materials sector was another source of strength. It was beneficial to underweight this poor performing sector, while the stocks we did hold outperformed. It was a difficult period for materials and resource-related stocks because commodity prices generally slumped amid uncertainty around global trade and economic growth.

Cumulative Performance (based on an initial $10,000 investment)
June 30, 2015 through June 30, 2025

Average Annual Total Returns
	1 Year	5 Year	10 Year
I Class	8.60%	10.52%	9.00%
Regulatory Index
Russell 1000	15.66%	16.30%	13.35%
Performance Index
Russell 1000 Value	13.70%	13.93%	9.19%

The regulatory index is provided as a broad measure of market performance. The performance index is provided because the advisor believes it is more reflective of the fund’s investment strategy.

The opinions expressed are those of American Century Investments and are no guarantee of the future performance of any American Century Investments fund. This information is for educational purposes only and is not intended as investment advice. Data reflects past performance, assumes reinvestment of dividends and capital gains and is no guarantee of future results. Current performance may be higher or lower than data shown. Investment return and principal value will fluctuate and redemption value may be more or less than original cost, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total returns for periods less than one year are not annualized. Visit americancentury.com for more recent performance information.

Fund Statistics
Net Assets	$1,891,276,249
Management Fees (dollars paid during the reporting period)	$12,327,243
Portfolio Turnover Rate	85%
Total Number of Portfolio Holdings	192

Fund Holdings

Types of Investments in Portfolio (as a % of net assets)		Top Five Industries (as a % of net assets)
Common Stocks	99.5%	Banks	9%
Short-Term Investments	0.5%	Machinery	6%
Other Assets and Liabilities	0.0%	Financial Services	6%
		Consumer Staples Distribution & Retail	5%
		Pharmaceuticals	5%

For additional information about the fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy voting information, scan the QR code or visit americancentury.com/docs.

©2025 American Century Proprietary Holdings, Inc. All rights reserved.
A-2507M501

ANNUAL SHAREHOLDER REPORT

Disciplined Core Value Fund

A Class (AMADX)	June 30, 2025

This annual shareholder report contains important information about Disciplined Core Value Fund for the period of July 1, 2024 to June 30, 2025. You can find additional information about the fund at americancentury.com/docs. You can also request this information by contacting us at 1-800-345-2021.

What were the fund costs for the last year? (based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
A Class	$94	0.90%

What were the key factors that affected the fund’s performance?
Disciplined Core Value Fund A Class returned 8.15% for the reporting period ended June 30, 2025.
The fund seeks long-term capital growth by investing in common stocks. Income is a secondary objective. The commentary below refers to the fund's performance compared to the Russell 1000 Value Index.
•	Positioning in the industrials sector detracted most from performance. Underweight allocations relative to the index and stock choices among aerospace and defense and electrical equipment stocks hurt relative results the most. The former stocks benefited from an increase in defense spending, and the latter stocks were beneficiaries of spending on data centers.
•	Information technology (IT) and consumer staples stocks were other sources of weakness. In IT, positioning in the software and computers and peripherals industries were the main sources of weakness. A lack of exposure to tobacco stocks detracted the most from performance compared with the index in consumer staples.
•	Stock selection in the health care sector contributed most to relative results. Tremendous innovation and new drug rollouts meant biotechnology stocks were key sources of strength. Gilead Sciences is a good example, producing strong returns supported by healthy financial results and a robust pipeline of new drugs.
•	Positioning in the materials sector was another source of strength. It was beneficial to underweight this poor performing sector, while the stocks we did hold outperformed. It was a difficult period for materials and resource-related stocks because commodity prices generally slumped amid uncertainty around global trade and economic growth.

Cumulative Performance (based on an initial $10,000 investment)
June 30, 2015 through June 30, 2025
The initial investment is adjusted to reflect the maximum initial sales charge.

Average Annual Total Returns
	1 Year	5 Year	10 Year
A Class	8.15%	10.02%	8.51%
A Class - with sales charge	1.94%	8.72%	7.87%
Regulatory Index
Russell 1000	15.66%	16.30%	13.35%
Performance Index
Russell 1000 Value	13.70%	13.93%	9.19%

The regulatory index is provided as a broad measure of market performance. The performance index is provided because the advisor believes it is more reflective of the fund’s investment strategy.
A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum contingent deferred sales charge of 1.00%.

The opinions expressed are those of American Century Investments and are no guarantee of the future performance of any American Century Investments fund. This information is for educational purposes only and is not intended as investment advice. Data reflects past performance, assumes reinvestment of dividends and capital gains and is no guarantee of future results. Current performance may be higher or lower than data shown. Investment return and principal value will fluctuate and redemption value may be more or less than original cost, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total returns for periods less than one year are not annualized. Visit americancentury.com for more recent performance information.

Fund Statistics
Net Assets	$1,891,276,249
Management Fees (dollars paid during the reporting period)	$12,327,243
Portfolio Turnover Rate	85%
Total Number of Portfolio Holdings	192

Fund Holdings

Types of Investments in Portfolio (as a % of net assets)		Top Five Industries (as a % of net assets)
Common Stocks	99.5%	Banks	9%
Short-Term Investments	0.5%	Machinery	6%
Other Assets and Liabilities	0.0%	Financial Services	6%
		Consumer Staples Distribution & Retail	5%
		Pharmaceuticals	5%

For additional information about the fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy voting information, scan the QR code or visit americancentury.com/docs.

©2025 American Century Proprietary Holdings, Inc. All rights reserved.
A-2507M402

ANNUAL SHAREHOLDER REPORT

Disciplined Core Value Fund

C Class (ACGCX)	June 30, 2025

This annual shareholder report contains important information about Disciplined Core Value Fund for the period of July 1, 2024 to June 30, 2025. You can find additional information about the fund at americancentury.com/docs. You can also request this information by contacting us at 1-800-345-2021.

What were the fund costs for the last year? (based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
C Class	$171	1.65%

What were the key factors that affected the fund’s performance?
Disciplined Core Value Fund C Class returned 7.33% for the reporting period ended June 30, 2025.
The fund seeks long-term capital growth by investing in common stocks. Income is a secondary objective. The commentary below refers to the fund's performance compared to the Russell 1000 Value Index.
•	Positioning in the industrials sector detracted most from performance. Underweight allocations relative to the index and stock choices among aerospace and defense and electrical equipment stocks hurt relative results the most. The former stocks benefited from an increase in defense spending, and the latter stocks were beneficiaries of spending on data centers.
•	Information technology (IT) and consumer staples stocks were other sources of weakness. In IT, positioning in the software and computers and peripherals industries were the main sources of weakness. A lack of exposure to tobacco stocks detracted the most from performance compared with the index in consumer staples.
•	Stock selection in the health care sector contributed most to relative results. Tremendous innovation and new drug rollouts meant biotechnology stocks were key sources of strength. Gilead Sciences is a good example, producing strong returns supported by healthy financial results and a robust pipeline of new drugs.
•	Positioning in the materials sector was another source of strength. It was beneficial to underweight this poor performing sector, while the stocks we did hold outperformed. It was a difficult period for materials and resource-related stocks because commodity prices generally slumped amid uncertainty around global trade and economic growth.

Cumulative Performance (based on an initial $10,000 investment)
June 30, 2015 through June 30, 2025

Average Annual Total Returns
	1 Year	5 Year	10 Year
C Class	7.33%	9.20%	7.70%
Regulatory Index
Russell 1000	15.66%	16.30%	13.35%
Performance Index
Russell 1000 Value	13.70%	13.93%	9.19%

The regulatory index is provided as a broad measure of market performance. The performance index is provided because the advisor believes it is more reflective of the fund’s investment strategy.
C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

The opinions expressed are those of American Century Investments and are no guarantee of the future performance of any American Century Investments fund. This information is for educational purposes only and is not intended as investment advice. Data reflects past performance, assumes reinvestment of dividends and capital gains and is no guarantee of future results. Current performance may be higher or lower than data shown. Investment return and principal value will fluctuate and redemption value may be more or less than original cost, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total returns for periods less than one year are not annualized. Visit americancentury.com for more recent performance information.

Fund Statistics
Net Assets	$1,891,276,249
Management Fees (dollars paid during the reporting period)	$12,327,243
Portfolio Turnover Rate	85%
Total Number of Portfolio Holdings	192

Fund Holdings

Types of Investments in Portfolio (as a % of net assets)		Top Five Industries (as a % of net assets)
Common Stocks	99.5%	Banks	9%
Short-Term Investments	0.5%	Machinery	6%
Other Assets and Liabilities	0.0%	Financial Services	6%
		Consumer Staples Distribution & Retail	5%
		Pharmaceuticals	5%

For additional information about the fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy voting information, scan the QR code or visit americancentury.com/docs.

©2025 American Century Proprietary Holdings, Inc. All rights reserved.
A-2507M816

ANNUAL SHAREHOLDER REPORT

Disciplined Core Value Fund

R Class (AICRX)	June 30, 2025

This annual shareholder report contains important information about Disciplined Core Value Fund for the period of July 1, 2024 to June 30, 2025. You can find additional information about the fund at americancentury.com/docs. You can also request this information by contacting us at 1-800-345-2021.

What were the fund costs for the last year? (based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
R Class	$120	1.15%

What were the key factors that affected the fund’s performance?
Disciplined Core Value Fund R Class returned 7.86% for the reporting period ended June 30, 2025.
The fund seeks long-term capital growth by investing in common stocks. Income is a secondary objective. The commentary below refers to the fund's performance compared to the Russell 1000 Value Index.
•	Positioning in the industrials sector detracted most from performance. Underweight allocations relative to the index and stock choices among aerospace and defense and electrical equipment stocks hurt relative results the most. The former stocks benefited from an increase in defense spending, and the latter stocks were beneficiaries of spending on data centers.
•	Information technology (IT) and consumer staples stocks were other sources of weakness. In IT, positioning in the software and computers and peripherals industries were the main sources of weakness. A lack of exposure to tobacco stocks detracted the most from performance compared with the index in consumer staples.
•	Stock selection in the health care sector contributed most to relative results. Tremendous innovation and new drug rollouts meant biotechnology stocks were key sources of strength. Gilead Sciences is a good example, producing strong returns supported by healthy financial results and a robust pipeline of new drugs.
•	Positioning in the materials sector was another source of strength. It was beneficial to underweight this poor performing sector, while the stocks we did hold outperformed. It was a difficult period for materials and resource-related stocks because commodity prices generally slumped amid uncertainty around global trade and economic growth.

Cumulative Performance (based on an initial $10,000 investment)
June 30, 2015 through June 30, 2025

Average Annual Total Returns
	1 Year	5 Year	10 Year
R Class	7.86%	9.74%	8.24%
Regulatory Index
Russell 1000	15.66%	16.30%	13.35%
Performance Index
Russell 1000 Value	13.70%	13.93%	9.19%

The regulatory index is provided as a broad measure of market performance. The performance index is provided because the advisor believes it is more reflective of the fund’s investment strategy.

The opinions expressed are those of American Century Investments and are no guarantee of the future performance of any American Century Investments fund. This information is for educational purposes only and is not intended as investment advice. Data reflects past performance, assumes reinvestment of dividends and capital gains and is no guarantee of future results. Current performance may be higher or lower than data shown. Investment return and principal value will fluctuate and redemption value may be more or less than original cost, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total returns for periods less than one year are not annualized. Visit americancentury.com for more recent performance information.

Fund Statistics
Net Assets	$1,891,276,249
Management Fees (dollars paid during the reporting period)	$12,327,243
Portfolio Turnover Rate	85%
Total Number of Portfolio Holdings	192

Fund Holdings

Types of Investments in Portfolio (as a % of net assets)		Top Five Industries (as a % of net assets)
Common Stocks	99.5%	Banks	9%
Short-Term Investments	0.5%	Machinery	6%
Other Assets and Liabilities	0.0%	Financial Services	6%
		Consumer Staples Distribution & Retail	5%
		Pharmaceuticals	5%

For additional information about the fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy voting information, scan the QR code or visit americancentury.com/docs.

©2025 American Century Proprietary Holdings, Inc. All rights reserved.
A-2507M782

ANNUAL SHAREHOLDER REPORT

Disciplined Core Value Fund

R5 Class (AICGX)	June 30, 2025

This annual shareholder report contains important information about Disciplined Core Value Fund for the period of July 1, 2024 to June 30, 2025. You can find additional information about the fund at americancentury.com/docs. You can also request this information by contacting us at 1-800-345-2021.

What were the fund costs for the last year? (based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
R5 Class	$47	0.45%

What were the key factors that affected the fund’s performance?
Disciplined Core Value Fund R5 Class returned 8.63% for the reporting period ended June 30, 2025.
The fund seeks long-term capital growth by investing in common stocks. Income is a secondary objective. The commentary below refers to the fund's performance compared to the Russell 1000 Value Index.
•	Positioning in the industrials sector detracted most from performance. Underweight allocations relative to the index and stock choices among aerospace and defense and electrical equipment stocks hurt relative results the most. The former stocks benefited from an increase in defense spending, and the latter stocks were beneficiaries of spending on data centers.
•	Information technology (IT) and consumer staples stocks were other sources of weakness. In IT, positioning in the software and computers and peripherals industries were the main sources of weakness. A lack of exposure to tobacco stocks detracted the most from performance compared with the index in consumer staples.
•	Stock selection in the health care sector contributed most to relative results. Tremendous innovation and new drug rollouts meant biotechnology stocks were key sources of strength. Gilead Sciences is a good example, producing strong returns supported by healthy financial results and a robust pipeline of new drugs.
•	Positioning in the materials sector was another source of strength. It was beneficial to underweight this poor performing sector, while the stocks we did hold outperformed. It was a difficult period for materials and resource-related stocks because commodity prices generally slumped amid uncertainty around global trade and economic growth.

Cumulative Performance (based on an initial $10,000 investment)
April 10, 2017 through June 30, 2025

Average Annual Total Returns
	1 Year	5 Year	Since Inception	Inception Date
R5 Class	8.63%	10.52%	9.10%	4/10/17
Regulatory Index
Russell 1000	15.66%	16.30%	14.17%	—
Performance Index
Russell 1000 Value	13.70%	13.93%	9.16%	—

The regulatory index is provided as a broad measure of market performance. The performance index is provided because the advisor believes it is more reflective of the fund’s investment strategy.

The opinions expressed are those of American Century Investments and are no guarantee of the future performance of any American Century Investments fund. This information is for educational purposes only and is not intended as investment advice. Data reflects past performance, assumes reinvestment of dividends and capital gains and is no guarantee of future results. Current performance may be higher or lower than data shown. Investment return and principal value will fluctuate and redemption value may be more or less than original cost, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total returns for periods less than one year are not annualized. Visit americancentury.com for more recent performance information.

Fund Statistics
Net Assets	$1,891,276,249
Management Fees (dollars paid during the reporting period)	$12,327,243
Portfolio Turnover Rate	85%
Total Number of Portfolio Holdings	192

Fund Holdings

Types of Investments in Portfolio (as a % of net assets)		Top Five Industries (as a % of net assets)
Common Stocks	99.5%	Banks	9%
Short-Term Investments	0.5%	Machinery	6%
Other Assets and Liabilities	0.0%	Financial Services	6%
		Consumer Staples Distribution & Retail	5%
		Pharmaceuticals	5%

For additional information about the fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy voting information, scan the QR code or visit americancentury.com/docs.

©2025 American Century Proprietary Holdings, Inc. All rights reserved.
A-2508G842

ANNUAL SHAREHOLDER REPORT

Disciplined Growth Fund

Investor Class (ADSIX)	June 30, 2025

This annual shareholder report contains important information about Disciplined Growth Fund for the period of July 1, 2024 to June 30, 2025. You can find additional information about the fund at americancentury.com/docs. You can also request this information by contacting us at 1-800-345-2021. This report describes changes to the fund that occurred during the reporting period.

What were the fund costs for the last year? (based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor Class	$99	0.92%

What were the key factors that affected the fund’s performance?
Disciplined Growth Fund Investor Class returned 15.08% for the reporting period ended June 30, 2025.
The fund seeks long-term capital growth by investing in common stocks. The commentary below refers to the fund's performance compared to the Russell 1000 Growth Index.
•	In information technology, stock choices in the semiconductors and semiconductor equipment industry detracted most from relative results. Many of the detractors were chipmakers in which we were overweight and that had performed well for much of 2023 and 2024, but sold off sharply beginning in mid-2024 due to concerns about export controls and geopolitical tensions with China.
•	Consumer discretionary stocks were another source of weakness. Here, automobiles stocks detracted most from results compared with the index, led by an underweight allocation to electric vehicle maker Tesla. The stock was very volatile overall but surged after the election on the presumption that the company would benefit from proposed trade restrictions on Chinese electric cars.
•	Stock selection and an underweight allocation to the lagging health care sector contributed most to relative results. Tremendous innovation and new drug rollouts meant biotechnology stocks were key sources of strength. Alnylam Pharmaceuticals is a good example, announcing positive clinical results for new drugs, validating its drug platform and pipeline.
•	Stock choices in the communication services sector were another source of strength. Entertainment stocks helped performance the most, led by a stake in Spotify Technology. The stock is benefiting from a secular trend toward more people streaming more content more often.

Cumulative Performance (based on an initial $10,000 investment)
June 30, 2015 through June 30, 2025

Average Annual Total Returns
	1 Year	5 Year	10 Year
Investor Class	15.08%	14.83%	13.84%
Regulatory Index
Russell 1000	15.66%	16.30%	13.35%
Performance Index
Russell 1000 Growth	17.22%	18.15%	17.01%

The regulatory index is provided as a broad measure of market performance. The performance index is provided because the advisor believes it is more reflective of the fund’s investment strategy.

The opinions expressed are those of American Century Investments and are no guarantee of the future performance of any American Century Investments fund. This information is for educational purposes only and is not intended as investment advice. Data reflects past performance, assumes reinvestment of dividends and capital gains and is no guarantee of future results. Current performance may be higher or lower than data shown. Investment return and principal value will fluctuate and redemption value may be more or less than original cost, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total returns for periods less than one year are not annualized. Visit americancentury.com for more recent performance information.

Fund Statistics
Net Assets	$454,391,924
Management Fees (dollars paid during the reporting period)	$3,845,519
Portfolio Turnover Rate	57%
Total Number of Portfolio Holdings	119

Fund Holdings

Types of Investments in Portfolio (as a % of net assets)		Top Five Industries (as a % of net assets)
Common Stocks	99.6%	Software	22%
Short-Term Investments	0.5%	Semiconductors and Semiconductor Equipment	18%
Other Assets and Liabilities	(0.1)%	Interactive Media and Services	10%
		Technology Hardware, Storage and Peripherals	10%
		Broadline Retail	6%

Fund Changes
Beginning October 2024, the total eligible investments required to qualify for a waiver of the annual account maintenance fee changed from $10,000 to $25,000. Such fee will also be waived for any accounts for which the shareholder has elected to receive electronic delivery of all fund/account documents.

For additional information about the fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy voting information, scan the QR code or visit americancentury.com/docs.

©2025 American Century Proprietary Holdings, Inc. All rights reserved.
A-2507M675

ANNUAL SHAREHOLDER REPORT

Disciplined Growth Fund

I Class (ADCIX)	June 30, 2025

This annual shareholder report contains important information about Disciplined Growth Fund for the period of July 1, 2024 to June 30, 2025. You can find additional information about the fund at americancentury.com/docs. You can also request this information by contacting us at 1-800-345-2021.

What were the fund costs for the last year? (based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
I Class	$78	0.72%

What were the key factors that affected the fund’s performance?
Disciplined Growth Fund I Class returned 15.32% for the reporting period ended June 30, 2025.
The fund seeks long-term capital growth by investing in common stocks. The commentary below refers to the fund's performance compared to the Russell 1000 Growth Index.
•	In information technology, stock choices in the semiconductors and semiconductor equipment industry detracted most from relative results. Many of the detractors were chipmakers in which we were overweight and that had performed well for much of 2023 and 2024, but sold off sharply beginning in mid-2024 due to concerns about export controls and geopolitical tensions with China.
•	Consumer discretionary stocks were another source of weakness. Here, automobiles stocks detracted most from results compared with the index, led by an underweight allocation to electric vehicle maker Tesla. The stock was very volatile overall but surged after the election on the presumption that the company would benefit from proposed trade restrictions on Chinese electric cars.
•	Stock selection and an underweight allocation to the lagging health care sector contributed most to relative results. Tremendous innovation and new drug rollouts meant biotechnology stocks were key sources of strength. Alnylam Pharmaceuticals is a good example, announcing positive clinical results for new drugs, validating its drug platform and pipeline.
•	Stock choices in the communication services sector were another source of strength. Entertainment stocks helped performance the most, led by a stake in Spotify Technology. The stock is benefiting from a secular trend toward more people streaming more content more often.

Cumulative Performance (based on an initial $10,000 investment)
June 30, 2015 through June 30, 2025

Average Annual Total Returns
	1 Year	5 Year	10 Year
I Class	15.32%	15.06%	14.06%
Regulatory Index
Russell 1000	15.66%	16.30%	13.35%
Performance Index
Russell 1000 Growth	17.22%	18.15%	17.01%

The regulatory index is provided as a broad measure of market performance. The performance index is provided because the advisor believes it is more reflective of the fund’s investment strategy.

The opinions expressed are those of American Century Investments and are no guarantee of the future performance of any American Century Investments fund. This information is for educational purposes only and is not intended as investment advice. Data reflects past performance, assumes reinvestment of dividends and capital gains and is no guarantee of future results. Current performance may be higher or lower than data shown. Investment return and principal value will fluctuate and redemption value may be more or less than original cost, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total returns for periods less than one year are not annualized. Visit americancentury.com for more recent performance information.

Fund Statistics
Net Assets	$454,391,924
Management Fees (dollars paid during the reporting period)	$3,845,519
Portfolio Turnover Rate	57%
Total Number of Portfolio Holdings	119

Fund Holdings

Types of Investments in Portfolio (as a % of net assets)		Top Five Industries (as a % of net assets)
Common Stocks	99.6%	Software	22%
Short-Term Investments	0.5%	Semiconductors and Semiconductor Equipment	18%
Other Assets and Liabilities	(0.1)%	Interactive Media and Services	10%
		Technology Hardware, Storage and Peripherals	10%
		Broadline Retail	6%

For additional information about the fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy voting information, scan the QR code or visit americancentury.com/docs.

©2025 American Century Proprietary Holdings, Inc. All rights reserved.
A-2507M667

ANNUAL SHAREHOLDER REPORT

Disciplined Growth Fund

Y Class (ADCYX)	June 30, 2025

This annual shareholder report contains important information about Disciplined Growth Fund for the period of July 1, 2024 to June 30, 2025. You can find additional information about the fund at americancentury.com/docs. You can also request this information by contacting us at 1-800-345-2021.

What were the fund costs for the last year? (based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Y Class	$72	0.67%

What were the key factors that affected the fund’s performance?
Disciplined Growth Fund Y Class returned 15.44% for the reporting period ended June 30, 2025.
The fund seeks long-term capital growth by investing in common stocks. The commentary below refers to the fund's performance compared to the Russell 1000 Growth Index.
•	In information technology, stock choices in the semiconductors and semiconductor equipment industry detracted most from relative results. Many of the detractors were chipmakers in which we were overweight and that had performed well for much of 2023 and 2024, but sold off sharply beginning in mid-2024 due to concerns about export controls and geopolitical tensions with China.
•	Consumer discretionary stocks were another source of weakness. Here, automobiles stocks detracted most from results compared with the index, led by an underweight allocation to electric vehicle maker Tesla. The stock was very volatile overall but surged after the election on the presumption that the company would benefit from proposed trade restrictions on Chinese electric cars.
•	Stock selection and an underweight allocation to the lagging health care sector contributed most to relative results. Tremendous innovation and new drug rollouts meant biotechnology stocks were key sources of strength. Alnylam Pharmaceuticals is a good example, announcing positive clinical results for new drugs, validating its drug platform and pipeline.
•	Stock choices in the communication services sector were another source of strength. Entertainment stocks helped performance the most, led by a stake in Spotify Technology. The stock is benefiting from a secular trend toward more people streaming more content more often.

Cumulative Performance (based on an initial $10,000 investment)
April 10, 2017 through June 30, 2025

Average Annual Total Returns
	1 Year	5 Year	Since Inception	Inception Date
Y Class	15.44%	15.13%	15.39%	4/10/17
Regulatory Index
Russell 1000	15.66%	16.30%	14.17%	—
Performance Index
Russell 1000 Growth	17.22%	18.15%	18.60%	—

The regulatory index is provided as a broad measure of market performance. The performance index is provided because the advisor believes it is more reflective of the fund’s investment strategy.

The opinions expressed are those of American Century Investments and are no guarantee of the future performance of any American Century Investments fund. This information is for educational purposes only and is not intended as investment advice. Data reflects past performance, assumes reinvestment of dividends and capital gains and is no guarantee of future results. Current performance may be higher or lower than data shown. Investment return and principal value will fluctuate and redemption value may be more or less than original cost, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total returns for periods less than one year are not annualized. Visit americancentury.com for more recent performance information.

Fund Statistics
Net Assets	$454,391,924
Management Fees (dollars paid during the reporting period)	$3,845,519
Portfolio Turnover Rate	57%
Total Number of Portfolio Holdings	119

Fund Holdings

Types of Investments in Portfolio (as a % of net assets)		Top Five Industries (as a % of net assets)
Common Stocks	99.6%	Software	22%
Short-Term Investments	0.5%	Semiconductors and Semiconductor Equipment	18%
Other Assets and Liabilities	(0.1)%	Interactive Media and Services	10%
		Technology Hardware, Storage and Peripherals	10%
		Broadline Retail	6%

For additional information about the fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy voting information, scan the QR code or visit americancentury.com/docs.

©2025 American Century Proprietary Holdings, Inc. All rights reserved.
A-2508G875

ANNUAL SHAREHOLDER REPORT

Disciplined Growth Fund

A Class (ADCVX)	June 30, 2025

This annual shareholder report contains important information about Disciplined Growth Fund for the period of July 1, 2024 to June 30, 2025. You can find additional information about the fund at americancentury.com/docs. You can also request this information by contacting us at 1-800-345-2021.

What were the fund costs for the last year? (based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
A Class	$126	1.17%

What were the key factors that affected the fund’s performance?
Disciplined Growth Fund A Class returned 14.81% for the reporting period ended June 30, 2025.
The fund seeks long-term capital growth by investing in common stocks. The commentary below refers to the fund's performance compared to the Russell 1000 Growth Index.
•	In information technology, stock choices in the semiconductors and semiconductor equipment industry detracted most from relative results. Many of the detractors were chipmakers in which we were overweight and that had performed well for much of 2023 and 2024, but sold off sharply beginning in mid-2024 due to concerns about export controls and geopolitical tensions with China.
•	Consumer discretionary stocks were another source of weakness. Here, automobiles stocks detracted most from results compared with the index, led by an underweight allocation to electric vehicle maker Tesla. The stock was very volatile overall but surged after the election on the presumption that the company would benefit from proposed trade restrictions on Chinese electric cars.
•	Stock selection and an underweight allocation to the lagging health care sector contributed most to relative results. Tremendous innovation and new drug rollouts meant biotechnology stocks were key sources of strength. Alnylam Pharmaceuticals is a good example, announcing positive clinical results for new drugs, validating its drug platform and pipeline.
•	Stock choices in the communication services sector were another source of strength. Entertainment stocks helped performance the most, led by a stake in Spotify Technology. The stock is benefiting from a secular trend toward more people streaming more content more often.

Cumulative Performance (based on an initial $10,000 investment)
June 30, 2015 through June 30, 2025
The initial investment is adjusted to reflect the maximum initial sales charge.

Average Annual Total Returns
	1 Year	5 Year	10 Year
A Class	14.81%	14.55%	13.55%
A Class - with sales charge	8.21%	13.20%	12.88%
Regulatory Index
Russell 1000	15.66%	16.30%	13.35%
Performance Index
Russell 1000 Growth	17.22%	18.15%	17.01%

The regulatory index is provided as a broad measure of market performance. The performance index is provided because the advisor believes it is more reflective of the fund’s investment strategy.
A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum contingent deferred sales charge of 1.00%.

The opinions expressed are those of American Century Investments and are no guarantee of the future performance of any American Century Investments fund. This information is for educational purposes only and is not intended as investment advice. Data reflects past performance, assumes reinvestment of dividends and capital gains and is no guarantee of future results. Current performance may be higher or lower than data shown. Investment return and principal value will fluctuate and redemption value may be more or less than original cost, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total returns for periods less than one year are not annualized. Visit americancentury.com for more recent performance information.

Fund Statistics
Net Assets	$454,391,924
Management Fees (dollars paid during the reporting period)	$3,845,519
Portfolio Turnover Rate	57%
Total Number of Portfolio Holdings	119

Fund Holdings

Types of Investments in Portfolio (as a % of net assets)		Top Five Industries (as a % of net assets)
Common Stocks	99.6%	Software	22%
Short-Term Investments	0.5%	Semiconductors and Semiconductor Equipment	18%
Other Assets and Liabilities	(0.1)%	Interactive Media and Services	10%
		Technology Hardware, Storage and Peripherals	10%
		Broadline Retail	6%

For additional information about the fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy voting information, scan the QR code or visit americancentury.com/docs.

©2025 American Century Proprietary Holdings, Inc. All rights reserved.
A-2507M642

ANNUAL SHAREHOLDER REPORT

Disciplined Growth Fund

C Class (ADCCX)	June 30, 2025

This annual shareholder report contains important information about Disciplined Growth Fund for the period of July 1, 2024 to June 30, 2025. You can find additional information about the fund at americancentury.com/docs. You can also request this information by contacting us at 1-800-345-2021.

What were the fund costs for the last year? (based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
C Class	$205	1.92%

What were the key factors that affected the fund’s performance?
Disciplined Growth Fund C Class returned 13.97% for the reporting period ended June 30, 2025.
The fund seeks long-term capital growth by investing in common stocks. The commentary below refers to the fund's performance compared to the Russell 1000 Growth Index.
•	In information technology, stock choices in the semiconductors and semiconductor equipment industry detracted most from relative results. Many of the detractors were chipmakers in which we were overweight and that had performed well for much of 2023 and 2024, but sold off sharply beginning in mid-2024 due to concerns about export controls and geopolitical tensions with China.
•	Consumer discretionary stocks were another source of weakness. Here, automobiles stocks detracted most from results compared with the index, led by an underweight allocation to electric vehicle maker Tesla. The stock was very volatile overall but surged after the election on the presumption that the company would benefit from proposed trade restrictions on Chinese electric cars.
•	Stock selection and an underweight allocation to the lagging health care sector contributed most to relative results. Tremendous innovation and new drug rollouts meant biotechnology stocks were key sources of strength. Alnylam Pharmaceuticals is a good example, announcing positive clinical results for new drugs, validating its drug platform and pipeline.
•	Stock choices in the communication services sector were another source of strength. Entertainment stocks helped performance the most, led by a stake in Spotify Technology. The stock is benefiting from a secular trend toward more people streaming more content more often.

Cumulative Performance (based on an initial $10,000 investment)
June 30, 2015 through June 30, 2025

Average Annual Total Returns
	1 Year	5 Year	10 Year
C Class	13.97%	13.69%	12.71%
Regulatory Index
Russell 1000	15.66%	16.30%	13.35%
Performance Index
Russell 1000 Growth	17.22%	18.15%	17.01%

The regulatory index is provided as a broad measure of market performance. The performance index is provided because the advisor believes it is more reflective of the fund’s investment strategy.
C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

The opinions expressed are those of American Century Investments and are no guarantee of the future performance of any American Century Investments fund. This information is for educational purposes only and is not intended as investment advice. Data reflects past performance, assumes reinvestment of dividends and capital gains and is no guarantee of future results. Current performance may be higher or lower than data shown. Investment return and principal value will fluctuate and redemption value may be more or less than original cost, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total returns for periods less than one year are not annualized. Visit americancentury.com for more recent performance information.

Fund Statistics
Net Assets	$454,391,924
Management Fees (dollars paid during the reporting period)	$3,845,519
Portfolio Turnover Rate	57%
Total Number of Portfolio Holdings	119

Fund Holdings

Types of Investments in Portfolio (as a % of net assets)		Top Five Industries (as a % of net assets)
Common Stocks	99.6%	Software	22%
Short-Term Investments	0.5%	Semiconductors and Semiconductor Equipment	18%
Other Assets and Liabilities	(0.1)%	Interactive Media and Services	10%
		Technology Hardware, Storage and Peripherals	10%
		Broadline Retail	6%

For additional information about the fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy voting information, scan the QR code or visit americancentury.com/docs.

©2025 American Century Proprietary Holdings, Inc. All rights reserved.
A-2507M527

ANNUAL SHAREHOLDER REPORT

Disciplined Growth Fund

R Class (ADRRX)	June 30, 2025

This annual shareholder report contains important information about Disciplined Growth Fund for the period of July 1, 2024 to June 30, 2025. You can find additional information about the fund at americancentury.com/docs. You can also request this information by contacting us at 1-800-345-2021.

What were the fund costs for the last year? (based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
R Class	$152	1.42%

What were the key factors that affected the fund’s performance?
Disciplined Growth Fund R Class returned 14.52% for the reporting period ended June 30, 2025.
The fund seeks long-term capital growth by investing in common stocks. The commentary below refers to the fund's performance compared to the Russell 1000 Growth Index.
•	In information technology, stock choices in the semiconductors and semiconductor equipment industry detracted most from relative results. Many of the detractors were chipmakers in which we were overweight and that had performed well for much of 2023 and 2024, but sold off sharply beginning in mid-2024 due to concerns about export controls and geopolitical tensions with China.
•	Consumer discretionary stocks were another source of weakness. Here, automobiles stocks detracted most from results compared with the index, led by an underweight allocation to electric vehicle maker Tesla. The stock was very volatile overall but surged after the election on the presumption that the company would benefit from proposed trade restrictions on Chinese electric cars.
•	Stock selection and an underweight allocation to the lagging health care sector contributed most to relative results. Tremendous innovation and new drug rollouts meant biotechnology stocks were key sources of strength. Alnylam Pharmaceuticals is a good example, announcing positive clinical results for new drugs, validating its drug platform and pipeline.
•	Stock choices in the communication services sector were another source of strength. Entertainment stocks helped performance the most, led by a stake in Spotify Technology. The stock is benefiting from a secular trend toward more people streaming more content more often.

Cumulative Performance (based on an initial $10,000 investment)
June 30, 2015 through June 30, 2025

Average Annual Total Returns
	1 Year	5 Year	10 Year
R Class	14.52%	14.26%	13.27%
Regulatory Index
Russell 1000	15.66%	16.30%	13.35%
Performance Index
Russell 1000 Growth	17.22%	18.15%	17.01%

The regulatory index is provided as a broad measure of market performance. The performance index is provided because the advisor believes it is more reflective of the fund’s investment strategy.

The opinions expressed are those of American Century Investments and are no guarantee of the future performance of any American Century Investments fund. This information is for educational purposes only and is not intended as investment advice. Data reflects past performance, assumes reinvestment of dividends and capital gains and is no guarantee of future results. Current performance may be higher or lower than data shown. Investment return and principal value will fluctuate and redemption value may be more or less than original cost, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total returns for periods less than one year are not annualized. Visit americancentury.com for more recent performance information.

Fund Statistics
Net Assets	$454,391,924
Management Fees (dollars paid during the reporting period)	$3,845,519
Portfolio Turnover Rate	57%
Total Number of Portfolio Holdings	119

Fund Holdings

Types of Investments in Portfolio (as a % of net assets)		Top Five Industries (as a % of net assets)
Common Stocks	99.6%	Software	22%
Short-Term Investments	0.5%	Semiconductors and Semiconductor Equipment	18%
Other Assets and Liabilities	(0.1)%	Interactive Media and Services	10%
		Technology Hardware, Storage and Peripherals	10%
		Broadline Retail	6%

For additional information about the fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy voting information, scan the QR code or visit americancentury.com/docs.

©2025 American Century Proprietary Holdings, Inc. All rights reserved.
A-2507M659

ANNUAL SHAREHOLDER REPORT

Disciplined Growth Fund

R5 Class (ADGGX)	June 30, 2025

This annual shareholder report contains important information about Disciplined Growth Fund for the period of July 1, 2024 to June 30, 2025. You can find additional information about the fund at americancentury.com/docs. You can also request this information by contacting us at 1-800-345-2021.

What were the fund costs for the last year? (based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
R5 Class	$78	0.72%

What were the key factors that affected the fund’s performance?
Disciplined Growth Fund R5 Class returned 15.35% for the reporting period ended June 30, 2025.
The fund seeks long-term capital growth by investing in common stocks. The commentary below refers to the fund's performance compared to the Russell 1000 Growth Index.
•	In information technology, stock choices in the semiconductors and semiconductor equipment industry detracted most from relative results. Many of the detractors were chipmakers in which we were overweight and that had performed well for much of 2023 and 2024, but sold off sharply beginning in mid-2024 due to concerns about export controls and geopolitical tensions with China.
•	Consumer discretionary stocks were another source of weakness. Here, automobiles stocks detracted most from results compared with the index, led by an underweight allocation to electric vehicle maker Tesla. The stock was very volatile overall but surged after the election on the presumption that the company would benefit from proposed trade restrictions on Chinese electric cars.
•	Stock selection and an underweight allocation to the lagging health care sector contributed most to relative results. Tremendous innovation and new drug rollouts meant biotechnology stocks were key sources of strength. Alnylam Pharmaceuticals is a good example, announcing positive clinical results for new drugs, validating its drug platform and pipeline.
•	Stock choices in the communication services sector were another source of strength. Entertainment stocks helped performance the most, led by a stake in Spotify Technology. The stock is benefiting from a secular trend toward more people streaming more content more often.

Cumulative Performance (based on an initial $10,000 investment)
April 10, 2017 through June 30, 2025

Average Annual Total Returns
	1 Year	5 Year	Since Inception	Inception Date
R5 Class	15.35%	15.07%	15.33%	4/10/17
Regulatory Index
Russell 1000	15.66%	16.30%	14.17%	—
Performance Index
Russell 1000 Growth	17.22%	18.15%	18.60%	—

The regulatory index is provided as a broad measure of market performance. The performance index is provided because the advisor believes it is more reflective of the fund’s investment strategy.

The opinions expressed are those of American Century Investments and are no guarantee of the future performance of any American Century Investments fund. This information is for educational purposes only and is not intended as investment advice. Data reflects past performance, assumes reinvestment of dividends and capital gains and is no guarantee of future results. Current performance may be higher or lower than data shown. Investment return and principal value will fluctuate and redemption value may be more or less than original cost, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total returns for periods less than one year are not annualized. Visit americancentury.com for more recent performance information.

Fund Statistics
Net Assets	$454,391,924
Management Fees (dollars paid during the reporting period)	$3,845,519
Portfolio Turnover Rate	57%
Total Number of Portfolio Holdings	119

Fund Holdings

Types of Investments in Portfolio (as a % of net assets)		Top Five Industries (as a % of net assets)
Common Stocks	99.6%	Software	22%
Short-Term Investments	0.5%	Semiconductors and Semiconductor Equipment	18%
Other Assets and Liabilities	(0.1)%	Interactive Media and Services	10%
		Technology Hardware, Storage and Peripherals	10%
		Broadline Retail	6%

For additional information about the fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy voting information, scan the QR code or visit americancentury.com/docs.

©2025 American Century Proprietary Holdings, Inc. All rights reserved.
A-2508G883

ANNUAL SHAREHOLDER REPORT

Equity Growth Fund

Investor Class (BEQGX)	June 30, 2025

This annual shareholder report contains important information about Equity Growth Fund for the period of July 1, 2024 to June 30, 2025. You can find additional information about the fund at americancentury.com/docs. You can also request this information by contacting us at 1-800-345-2021. This report describes changes to the fund that occurred during the reporting period.

What were the fund costs for the last year? (based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor Class	$69	0.65%

What were the key factors that affected the fund’s performance?
Equity Growth Fund Investor Class returned 12.43% for the reporting period ended June 30, 2025.
The fund seeks long-term capital growth by investing in common stocks. The commentary below refers to the fund's performance compared to the S&P 500 Index.
•	Consumer discretionary detracted most as a result of stock selection, led by positioning among specialty retail companies. Home improvement retailers Lowe's Cos. and The Home Depot lagged along with the housing market. An underweight to electric vehicle maker Tesla also detracted, as the company benefited from the higher perceived likelihood of trade restrictions on competitors.
•	Stock choices in industrials hurt relative results, as did positioning among communication services companies. In industrials, our stakes in air freight and logistics companies were notable detractors. In communication services, it hurt to be underweight in leading entertainment companies, which benefited from increasing demand for high-quality streaming content.
•	Information technology stocks contributed most to relative results, led by software companies benefiting from demand for artificial intelligence (AI)-related data and business solutions. Similarly, communications equipment companies contributed as companies needed gear used in AI chips, data centers and networks.
•	Stock selection meant the health care sector was another source of strength. An underweight and stock picks among health care providers and services companies with exposure to Medicare Advantage (MA) helped most. In 2024, MA costs were higher than expected, while in 2025, these companies were hit by fears of impending cuts to government spending on key health care insurance programs.

Cumulative Performance (based on an initial $10,000 investment)
June 30, 2015 through June 30, 2025

Average Annual Total Returns
	1 Year	5 Year	10 Year
Investor Class	12.43%	13.05%	10.77%
S&P 500	15.16%	16.64%	13.65%

The opinions expressed are those of American Century Investments and are no guarantee of the future performance of any American Century Investments fund. This information is for educational purposes only and is not intended as investment advice. Data reflects past performance, assumes reinvestment of dividends and capital gains and is no guarantee of future results. Current performance may be higher or lower than data shown. Investment return and principal value will fluctuate and redemption value may be more or less than original cost, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total returns for periods less than one year are not annualized. Visit americancentury.com for more recent performance information.

Fund Statistics
Net Assets	$1,714,156,703
Management Fees (dollars paid during the reporting period)	$10,747,657
Portfolio Turnover Rate	73%
Total Number of Portfolio Holdings	166

Fund Holdings

Types of Investments in Portfolio (as a % of net assets)		Top Five Industries (as a % of net assets)
Common Stocks	99.4%	Semiconductors and Semiconductor Equipment	14%
Short-Term Investments	0.6%	Software	13%
Other Assets and Liabilities	0.0%	Interactive Media and Services	7%
		Technology Hardware, Storage and Peripherals	6%
		Broadline Retail	5%

Fund Changes
Beginning October 2024, the total eligible investments required to qualify for a waiver of the annual account maintenance fee changed from $10,000 to $25,000. Such fee will also be waived for any accounts for which the shareholder has elected to receive electronic delivery of all fund/account documents.

For additional information about the fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy voting information, scan the QR code or visit americancentury.com/docs.

©2025 American Century Proprietary Holdings, Inc. All rights reserved.
A-2507M600

ANNUAL SHAREHOLDER REPORT

Equity Growth Fund

I Class (AMEIX)	June 30, 2025

This annual shareholder report contains important information about Equity Growth Fund for the period of July 1, 2024 to June 30, 2025. You can find additional information about the fund at americancentury.com/docs. You can also request this information by contacting us at 1-800-345-2021.

What were the fund costs for the last year? (based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
I Class	$48	0.45%

What were the key factors that affected the fund’s performance?
Equity Growth Fund I Class returned 12.67% for the reporting period ended June 30, 2025.
The fund seeks long-term capital growth by investing in common stocks. The commentary below refers to the fund's performance compared to the S&P 500 Index.
•	Consumer discretionary detracted most as a result of stock selection, led by positioning among specialty retail companies. Home improvement retailers Lowe's Cos. and The Home Depot lagged along with the housing market. An underweight to electric vehicle maker Tesla also detracted, as the company benefited from the higher perceived likelihood of trade restrictions on competitors.
•	Stock choices in industrials hurt relative results, as did positioning among communication services companies. In industrials, our stakes in air freight and logistics companies were notable detractors. In communication services, it hurt to be underweight in leading entertainment companies, which benefited from increasing demand for high-quality streaming content.
•	Information technology stocks contributed most to relative results, led by software companies benefiting from demand for artificial intelligence (AI)-related data and business solutions. Similarly, communications equipment companies contributed as companies needed gear used in AI chips, data centers and networks.
•	Stock selection meant the health care sector was another source of strength. An underweight and stock picks among health care providers and services companies with exposure to Medicare Advantage (MA) helped most. In 2024, MA costs were higher than expected, while in 2025, these companies were hit by fears of impending cuts to government spending on key health care insurance programs.

Cumulative Performance (based on an initial $10,000 investment)
June 30, 2015 through June 30, 2025

Average Annual Total Returns
	1 Year	5 Year	10 Year
I Class	12.67%	13.27%	10.99%
S&P 500	15.16%	16.64%	13.65%

The opinions expressed are those of American Century Investments and are no guarantee of the future performance of any American Century Investments fund. This information is for educational purposes only and is not intended as investment advice. Data reflects past performance, assumes reinvestment of dividends and capital gains and is no guarantee of future results. Current performance may be higher or lower than data shown. Investment return and principal value will fluctuate and redemption value may be more or less than original cost, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total returns for periods less than one year are not annualized. Visit americancentury.com for more recent performance information.

Fund Statistics
Net Assets	$1,714,156,703
Management Fees (dollars paid during the reporting period)	$10,747,657
Portfolio Turnover Rate	73%
Total Number of Portfolio Holdings	166

Fund Holdings

Types of Investments in Portfolio (as a % of net assets)		Top Five Industries (as a % of net assets)
Common Stocks	99.4%	Semiconductors and Semiconductor Equipment	14%
Short-Term Investments	0.6%	Software	13%
Other Assets and Liabilities	0.0%	Interactive Media and Services	7%
		Technology Hardware, Storage and Peripherals	6%
		Broadline Retail	5%

For additional information about the fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy voting information, scan the QR code or visit americancentury.com/docs.

©2025 American Century Proprietary Holdings, Inc. All rights reserved.
A-2507M808

ANNUAL SHAREHOLDER REPORT

Equity Growth Fund

A Class (BEQAX)	June 30, 2025

This annual shareholder report contains important information about Equity Growth Fund for the period of July 1, 2024 to June 30, 2025. You can find additional information about the fund at americancentury.com/docs. You can also request this information by contacting us at 1-800-345-2021.

What were the fund costs for the last year? (based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
A Class	$95	0.90%

What were the key factors that affected the fund’s performance?
Equity Growth Fund A Class returned 12.18% for the reporting period ended June 30, 2025.
The fund seeks long-term capital growth by investing in common stocks. The commentary below refers to the fund's performance compared to the S&P 500 Index.
•	Consumer discretionary detracted most as a result of stock selection, led by positioning among specialty retail companies. Home improvement retailers Lowe's Cos. and The Home Depot lagged along with the housing market. An underweight to electric vehicle maker Tesla also detracted, as the company benefited from the higher perceived likelihood of trade restrictions on competitors.
•	Stock choices in industrials hurt relative results, as did positioning among communication services companies. In industrials, our stakes in air freight and logistics companies were notable detractors. In communication services, it hurt to be underweight in leading entertainment companies, which benefited from increasing demand for high-quality streaming content.
•	Information technology stocks contributed most to relative results, led by software companies benefiting from demand for artificial intelligence (AI)-related data and business solutions. Similarly, communications equipment companies contributed as companies needed gear used in AI chips, data centers and networks.
•	Stock selection meant the health care sector was another source of strength. An underweight and stock picks among health care providers and services companies with exposure to Medicare Advantage (MA) helped most. In 2024, MA costs were higher than expected, while in 2025, these companies were hit by fears of impending cuts to government spending on key health care insurance programs.

Cumulative Performance (based on an initial $10,000 investment)
June 30, 2015 through June 30, 2025
The initial investment is adjusted to reflect the maximum initial sales charge.

Average Annual Total Returns
	1 Year	5 Year	10 Year
A Class	12.18%	12.78%	10.49%
A Class - with sales charge	5.73%	11.45%	9.84%
S&P 500	15.16%	16.64%	13.65%

A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum contingent deferred sales charge of 1.00%.

The opinions expressed are those of American Century Investments and are no guarantee of the future performance of any American Century Investments fund. This information is for educational purposes only and is not intended as investment advice. Data reflects past performance, assumes reinvestment of dividends and capital gains and is no guarantee of future results. Current performance may be higher or lower than data shown. Investment return and principal value will fluctuate and redemption value may be more or less than original cost, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total returns for periods less than one year are not annualized. Visit americancentury.com for more recent performance information.

Fund Statistics
Net Assets	$1,714,156,703
Management Fees (dollars paid during the reporting period)	$10,747,657
Portfolio Turnover Rate	73%
Total Number of Portfolio Holdings	166

Fund Holdings

Types of Investments in Portfolio (as a % of net assets)		Top Five Industries (as a % of net assets)
Common Stocks	99.4%	Semiconductors and Semiconductor Equipment	14%
Short-Term Investments	0.6%	Software	13%
Other Assets and Liabilities	0.0%	Interactive Media and Services	7%
		Technology Hardware, Storage and Peripherals	6%
		Broadline Retail	5%

For additional information about the fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy voting information, scan the QR code or visit americancentury.com/docs.

©2025 American Century Proprietary Holdings, Inc. All rights reserved.
A-2507M709

ANNUAL SHAREHOLDER REPORT

Equity Growth Fund

C Class (AEYCX)	June 30, 2025

This annual shareholder report contains important information about Equity Growth Fund for the period of July 1, 2024 to June 30, 2025. You can find additional information about the fund at americancentury.com/docs. You can also request this information by contacting us at 1-800-345-2021.

What were the fund costs for the last year? (based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
C Class	$174	1.65%

What were the key factors that affected the fund’s performance?
Equity Growth Fund C Class returned 11.35% for the reporting period ended June 30, 2025.
The fund seeks long-term capital growth by investing in common stocks. The commentary below refers to the fund's performance compared to the S&P 500 Index.
•	Consumer discretionary detracted most as a result of stock selection, led by positioning among specialty retail companies. Home improvement retailers Lowe's Cos. and The Home Depot lagged along with the housing market. An underweight to electric vehicle maker Tesla also detracted, as the company benefited from the higher perceived likelihood of trade restrictions on competitors.
•	Stock choices in industrials hurt relative results, as did positioning among communication services companies. In industrials, our stakes in air freight and logistics companies were notable detractors. In communication services, it hurt to be underweight in leading entertainment companies, which benefited from increasing demand for high-quality streaming content.
•	Information technology stocks contributed most to relative results, led by software companies benefiting from demand for artificial intelligence (AI)-related data and business solutions. Similarly, communications equipment companies contributed as companies needed gear used in AI chips, data centers and networks.
•	Stock selection meant the health care sector was another source of strength. An underweight and stock picks among health care providers and services companies with exposure to Medicare Advantage (MA) helped most. In 2024, MA costs were higher than expected, while in 2025, these companies were hit by fears of impending cuts to government spending on key health care insurance programs.

Cumulative Performance (based on an initial $10,000 investment)
June 30, 2015 through June 30, 2025

Average Annual Total Returns
	1 Year	5 Year	10 Year
C Class	11.35%	11.93%	9.66%
S&P 500	15.16%	16.64%	13.65%

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

The opinions expressed are those of American Century Investments and are no guarantee of the future performance of any American Century Investments fund. This information is for educational purposes only and is not intended as investment advice. Data reflects past performance, assumes reinvestment of dividends and capital gains and is no guarantee of future results. Current performance may be higher or lower than data shown. Investment return and principal value will fluctuate and redemption value may be more or less than original cost, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total returns for periods less than one year are not annualized. Visit americancentury.com for more recent performance information.

Fund Statistics
Net Assets	$1,714,156,703
Management Fees (dollars paid during the reporting period)	$10,747,657
Portfolio Turnover Rate	73%
Total Number of Portfolio Holdings	166

Fund Holdings

Types of Investments in Portfolio (as a % of net assets)		Top Five Industries (as a % of net assets)
Common Stocks	99.4%	Semiconductors and Semiconductor Equipment	14%
Short-Term Investments	0.6%	Software	13%
Other Assets and Liabilities	0.0%	Interactive Media and Services	7%
		Technology Hardware, Storage and Peripherals	6%
		Broadline Retail	5%

For additional information about the fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy voting information, scan the QR code or visit americancentury.com/docs.

©2025 American Century Proprietary Holdings, Inc. All rights reserved.
A-2507M790

ANNUAL SHAREHOLDER REPORT

Equity Growth Fund

R Class (AEYRX)	June 30, 2025

This annual shareholder report contains important information about Equity Growth Fund for the period of July 1, 2024 to June 30, 2025. You can find additional information about the fund at americancentury.com/docs. You can also request this information by contacting us at 1-800-345-2021.

What were the fund costs for the last year? (based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
R Class	$122	1.15%

What were the key factors that affected the fund’s performance?
Equity Growth Fund R Class returned 11.89% for the reporting period ended June 30, 2025.
The fund seeks long-term capital growth by investing in common stocks. The commentary below refers to the fund's performance compared to the S&P 500 Index.
•	Consumer discretionary detracted most as a result of stock selection, led by positioning among specialty retail companies. Home improvement retailers Lowe's Cos. and The Home Depot lagged along with the housing market. An underweight to electric vehicle maker Tesla also detracted, as the company benefited from the higher perceived likelihood of trade restrictions on competitors.
•	Stock choices in industrials hurt relative results, as did positioning among communication services companies. In industrials, our stakes in air freight and logistics companies were notable detractors. In communication services, it hurt to be underweight in leading entertainment companies, which benefited from increasing demand for high-quality streaming content.
•	Information technology stocks contributed most to relative results, led by software companies benefiting from demand for artificial intelligence (AI)-related data and business solutions. Similarly, communications equipment companies contributed as companies needed gear used in AI chips, data centers and networks.
•	Stock selection meant the health care sector was another source of strength. An underweight and stock picks among health care providers and services companies with exposure to Medicare Advantage (MA) helped most. In 2024, MA costs were higher than expected, while in 2025, these companies were hit by fears of impending cuts to government spending on key health care insurance programs.

Cumulative Performance (based on an initial $10,000 investment)
June 30, 2015 through June 30, 2025

Average Annual Total Returns
	1 Year	5 Year	10 Year
R Class	11.89%	12.49%	10.22%
S&P 500	15.16%	16.64%	13.65%

The opinions expressed are those of American Century Investments and are no guarantee of the future performance of any American Century Investments fund. This information is for educational purposes only and is not intended as investment advice. Data reflects past performance, assumes reinvestment of dividends and capital gains and is no guarantee of future results. Current performance may be higher or lower than data shown. Investment return and principal value will fluctuate and redemption value may be more or less than original cost, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total returns for periods less than one year are not annualized. Visit americancentury.com for more recent performance information.

Fund Statistics
Net Assets	$1,714,156,703
Management Fees (dollars paid during the reporting period)	$10,747,657
Portfolio Turnover Rate	73%
Total Number of Portfolio Holdings	166

Fund Holdings

Types of Investments in Portfolio (as a % of net assets)		Top Five Industries (as a % of net assets)
Common Stocks	99.4%	Semiconductors and Semiconductor Equipment	14%
Short-Term Investments	0.6%	Software	13%
Other Assets and Liabilities	0.0%	Interactive Media and Services	7%
		Technology Hardware, Storage and Peripherals	6%
		Broadline Retail	5%

For additional information about the fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy voting information, scan the QR code or visit americancentury.com/docs.

©2025 American Century Proprietary Holdings, Inc. All rights reserved.
A-2507M766

ANNUAL SHAREHOLDER REPORT

Equity Growth Fund

R5 Class (AEYGX)	June 30, 2025

This annual shareholder report contains important information about Equity Growth Fund for the period of July 1, 2024 to June 30, 2025. You can find additional information about the fund at americancentury.com/docs. You can also request this information by contacting us at 1-800-345-2021.

What were the fund costs for the last year? (based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
R5 Class	$48	0.45%

What were the key factors that affected the fund’s performance?
Equity Growth Fund R5 Class returned 12.66% for the reporting period ended June 30, 2025.
The fund seeks long-term capital growth by investing in common stocks. The commentary below refers to the fund's performance compared to the S&P 500 Index.
•	Consumer discretionary detracted most as a result of stock selection, led by positioning among specialty retail companies. Home improvement retailers Lowe's Cos. and The Home Depot lagged along with the housing market. An underweight to electric vehicle maker Tesla also detracted, as the company benefited from the higher perceived likelihood of trade restrictions on competitors.
•	Stock choices in industrials hurt relative results, as did positioning among communication services companies. In industrials, our stakes in air freight and logistics companies were notable detractors. In communication services, it hurt to be underweight in leading entertainment companies, which benefited from increasing demand for high-quality streaming content.
•	Information technology stocks contributed most to relative results, led by software companies benefiting from demand for artificial intelligence (AI)-related data and business solutions. Similarly, communications equipment companies contributed as companies needed gear used in AI chips, data centers and networks.
•	Stock selection meant the health care sector was another source of strength. An underweight and stock picks among health care providers and services companies with exposure to Medicare Advantage (MA) helped most. In 2024, MA costs were higher than expected, while in 2025, these companies were hit by fears of impending cuts to government spending on key health care insurance programs.

Cumulative Performance (based on an initial $10,000 investment)
April 10, 2017 through June 30, 2025

Average Annual Total Returns
	1 Year	5 Year	Since Inception	Inception Date
R5 Class	12.66%	13.28%	11.92%	4/10/17
S&P 500	15.16%	16.64%	14.41%	—

The opinions expressed are those of American Century Investments and are no guarantee of the future performance of any American Century Investments fund. This information is for educational purposes only and is not intended as investment advice. Data reflects past performance, assumes reinvestment of dividends and capital gains and is no guarantee of future results. Current performance may be higher or lower than data shown. Investment return and principal value will fluctuate and redemption value may be more or less than original cost, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total returns for periods less than one year are not annualized. Visit americancentury.com for more recent performance information.

Fund Statistics
Net Assets	$1,714,156,703
Management Fees (dollars paid during the reporting period)	$10,747,657
Portfolio Turnover Rate	73%
Total Number of Portfolio Holdings	166

Fund Holdings

Types of Investments in Portfolio (as a % of net assets)		Top Five Industries (as a % of net assets)
Common Stocks	99.4%	Semiconductors and Semiconductor Equipment	14%
Short-Term Investments	0.6%	Software	13%
Other Assets and Liabilities	0.0%	Interactive Media and Services	7%
		Technology Hardware, Storage and Peripherals	6%
		Broadline Retail	5%

For additional information about the fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy voting information, scan the QR code or visit americancentury.com/docs.

©2025 American Century Proprietary Holdings, Inc. All rights reserved.
A-2508G867

ANNUAL SHAREHOLDER REPORT
Global Gold Fund

Investor Class (BGEIX)	June 30, 2025

This annual shareholder report contains important information about Global Gold Fund for the period of July 1, 2024 to June 30, 2025. You can find additional information about the fund at americancentury.com/docs. You can also request this information by contacting us at 1-800-345-2021. This report describes changes to the fund that occurred during the reporting period.

What were the fund costs for the last year? (based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor Class	$86	0.66%

What were the key factors that affected the fund’s performance?
Global Gold Fund Investor Class returned 60.50% for the reporting period ended June 30, 2025.
The fund seeks to realize a total return (capital growth and dividends) consistent with investment in securities of companies that are engaged in mining, processing, fabricating or distributing gold or other precious metals throughout the world. The commentary below refers to the fund's performance compared to the NYSE Arca Gold Miners Index.
•	Gold's price in dollar terms surged. Gold reached a record high as a result of central bank buying and demand from investors worried about geopolitical instability, trade disruption, possible inflation and a weaker dollar. Gold is priced in dollars, so the greenback's decline makes gold more affordable for overseas buyers. Such historic gains are rare and unlikely to be repeated.
•	In terms of gold mining stocks, a high or rising gold price directly benefits profitability and translates into higher valuations for deposits in the ground. Given that production costs for miners are relatively fixed in the short run, increases in gold prices typically result in proportionally larger gains in gold miners’ operating profit.
•	The largest gold producers with more diversified production lagged the share price performance of smaller miners more closely levered to changes in gold's price. As a result, two of the leading individual contributors to relative performance were underweight positions in Barrick Mining and Newmont, the world's largest gold producer.
•	In a period when gold and gold miners surged, a number of the leading detractors were stocks, which performed very well and in which we were underweight. A leading example is Canada-based Agnico Eagle Mines. It was the top detractor from relative performance, as the stock jumped on strong execution and expansion of global mining projects.

Cumulative Performance (based on an initial $10,000 investment)
June 30, 2015 through June 30, 2025

Average Annual Total Returns
	1 Year	5 Year	10 Year
Investor Class	60.50%	8.23%	12.17%
Regulatory Index
MSCI World	16.26%	14.55%	10.66%
Performance Index
NYSE Arca Gold Miners (Total Return)	55.45%	9.61%	13.23%

The regulatory index is provided as a broad measure of market performance. The performance index is provided because the advisor believes it is more reflective of the fund’s investment strategy.

The opinions expressed are those of American Century Investments and are no guarantee of the future performance of any American Century Investments fund. This information is for educational purposes only and is not intended as investment advice. Data reflects past performance, assumes reinvestment of dividends and capital gains and is no guarantee of future results. Current performance may be higher or lower than data shown. Investment return and principal value will fluctuate and redemption value may be more or less than original cost, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total returns for periods less than one year are not annualized. Visit americancentury.com for more recent performance information.

Fund Statistics
Net Assets	$1,059,572,513
Management Fees (dollars paid during the reporting period)	$5,118,414
Portfolio Turnover Rate	20%
Total Number of Portfolio Holdings	62

Fund Holdings

Types of Investments in Portfolio (as a % of net assets)		Top Five Countries (as a % of net assets)
Common Stocks	99.6%	Canada	51%
Short-Term Investments	1.1%	Australia	15%
Other Assets and Liabilities	(0.7)%	South Africa	13%
		United States	9%
		China	7%

Fund Changes
Beginning October 2024, the total eligible investments required to qualify for a waiver of the annual account maintenance fee changed from $10,000 to $25,000. Such fee will also be waived for any accounts for which the shareholder has elected to receive electronic delivery of all fund/account documents.

For additional information about the fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy voting information, scan the QR code or visit americancentury.com/docs.

©2025 American Century Proprietary Holdings, Inc. All rights reserved.
A-2507M105

ANNUAL SHAREHOLDER REPORT
Global Gold Fund

I Class (AGGNX)	June 30, 2025

This annual shareholder report contains important information about Global Gold Fund for the period of July 1, 2024 to June 30, 2025. You can find additional information about the fund at americancentury.com/docs. You can also request this information by contacting us at 1-800-345-2021.

What were the fund costs for the last year? (based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
I Class	$60	0.46%

What were the key factors that affected the fund’s performance?
Global Gold Fund I Class returned 60.82% for the reporting period ended June 30, 2025.
The fund seeks to realize a total return (capital growth and dividends) consistent with investment in securities of companies that are engaged in mining, processing, fabricating or distributing gold or other precious metals throughout the world. The commentary below refers to the fund's performance compared to the NYSE Arca Gold Miners Index.
•	Gold's price in dollar terms surged. Gold reached a record high as a result of central bank buying and demand from investors worried about geopolitical instability, trade disruption, possible inflation and a weaker dollar. Gold is priced in dollars, so the greenback's decline makes gold more affordable for overseas buyers. Such historic gains are rare and unlikely to be repeated.
•	In terms of gold mining stocks, a high or rising gold price directly benefits profitability and translates into higher valuations for deposits in the ground. Given that production costs for miners are relatively fixed in the short run, increases in gold prices typically result in proportionally larger gains in gold miners’ operating profit.
•	The largest gold producers with more diversified production lagged the share price performance of smaller miners more closely levered to changes in gold's price. As a result, two of the leading individual contributors to relative performance were underweight positions in Barrick Mining and Newmont, the world's largest gold producer.
•	In a period when gold and gold miners surged, a number of the leading detractors were stocks, which performed very well and in which we were underweight. A leading example is Canada-based Agnico Eagle Mines. It was the top detractor from relative performance, as the stock jumped on strong execution and expansion of global mining projects.

Cumulative Performance (based on an initial $10,000 investment)
June 30, 2015 through June 30, 2025

Average Annual Total Returns
	1 Year	5 Year	10 Year
I Class	60.82%	8.46%	12.40%
Regulatory Index
MSCI World	16.26%	14.55%	10.66%
Performance Index
NYSE Arca Gold Miners (Total Return)	55.45%	9.61%	13.23%

The regulatory index is provided as a broad measure of market performance. The performance index is provided because the advisor believes it is more reflective of the fund’s investment strategy.

The opinions expressed are those of American Century Investments and are no guarantee of the future performance of any American Century Investments fund. This information is for educational purposes only and is not intended as investment advice. Data reflects past performance, assumes reinvestment of dividends and capital gains and is no guarantee of future results. Current performance may be higher or lower than data shown. Investment return and principal value will fluctuate and redemption value may be more or less than original cost, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total returns for periods less than one year are not annualized. Visit americancentury.com for more recent performance information.

Fund Statistics
Net Assets	$1,059,572,513
Management Fees (dollars paid during the reporting period)	$5,118,414
Portfolio Turnover Rate	20%
Total Number of Portfolio Holdings	62

Fund Holdings

Types of Investments in Portfolio (as a % of net assets)		Top Five Countries (as a % of net assets)
Common Stocks	99.6%	Canada	51%
Short-Term Investments	1.1%	Australia	15%
Other Assets and Liabilities	(0.7)%	South Africa	13%
		United States	9%
		China	7%

For additional information about the fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy voting information, scan the QR code or visit americancentury.com/docs.

©2025 American Century Proprietary Holdings, Inc. All rights reserved.
A-2507M469

ANNUAL SHAREHOLDER REPORT
Global Gold Fund

A Class (ACGGX)	June 30, 2025

This annual shareholder report contains important information about Global Gold Fund for the period of July 1, 2024 to June 30, 2025. You can find additional information about the fund at americancentury.com/docs. You can also request this information by contacting us at 1-800-345-2021.

What were the fund costs for the last year? (based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
A Class	$118	0.91%

What were the key factors that affected the fund’s performance?
Global Gold Fund A Class returned 60.02% for the reporting period ended June 30, 2025.
The fund seeks to realize a total return (capital growth and dividends) consistent with investment in securities of companies that are engaged in mining, processing, fabricating or distributing gold or other precious metals throughout the world. The commentary below refers to the fund's performance compared to the NYSE Arca Gold Miners Index.
•	Gold's price in dollar terms surged. Gold reached a record high as a result of central bank buying and demand from investors worried about geopolitical instability, trade disruption, possible inflation and a weaker dollar. Gold is priced in dollars, so the greenback's decline makes gold more affordable for overseas buyers. Such historic gains are rare and unlikely to be repeated.
•	In terms of gold mining stocks, a high or rising gold price directly benefits profitability and translates into higher valuations for deposits in the ground. Given that production costs for miners are relatively fixed in the short run, increases in gold prices typically result in proportionally larger gains in gold miners’ operating profit.
•	The largest gold producers with more diversified production lagged the share price performance of smaller miners more closely levered to changes in gold's price. As a result, two of the leading individual contributors to relative performance were underweight positions in Barrick Mining and Newmont, the world's largest gold producer.
•	In a period when gold and gold miners surged, a number of the leading detractors were stocks, which performed very well and in which we were underweight. A leading example is Canada-based Agnico Eagle Mines. It was the top detractor from relative performance, as the stock jumped on strong execution and expansion of global mining projects.

Cumulative Performance (based on an initial $10,000 investment)
June 30, 2015 through June 30, 2025
The initial investment is adjusted to reflect the maximum initial sales charge.

Average Annual Total Returns
	1 Year	5 Year	10 Year
A Class	60.02%	7.97%	11.90%
A Class - with sales charge	50.82%	6.70%	11.24%
Regulatory Index
MSCI World	16.26%	14.55%	10.66%
Performance Index
NYSE Arca Gold Miners (Total Return)	55.45%	9.61%	13.23%

The regulatory index is provided as a broad measure of market performance. The performance index is provided because the advisor believes it is more reflective of the fund’s investment strategy.
A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum contingent deferred sales charge of 1.00%.

The opinions expressed are those of American Century Investments and are no guarantee of the future performance of any American Century Investments fund. This information is for educational purposes only and is not intended as investment advice. Data reflects past performance, assumes reinvestment of dividends and capital gains and is no guarantee of future results. Current performance may be higher or lower than data shown. Investment return and principal value will fluctuate and redemption value may be more or less than original cost, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total returns for periods less than one year are not annualized. Visit americancentury.com for more recent performance information.

Fund Statistics
Net Assets	$1,059,572,513
Management Fees (dollars paid during the reporting period)	$5,118,414
Portfolio Turnover Rate	20%
Total Number of Portfolio Holdings	62

Fund Holdings

Types of Investments in Portfolio (as a % of net assets)		Top Five Countries (as a % of net assets)
Common Stocks	99.6%	Canada	51%
Short-Term Investments	1.1%	Australia	15%
Other Assets and Liabilities	(0.7)%	South Africa	13%
		United States	9%
		China	7%

For additional information about the fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy voting information, scan the QR code or visit americancentury.com/docs.

©2025 American Century Proprietary Holdings, Inc. All rights reserved.
A-2507M204

ANNUAL SHAREHOLDER REPORT
Global Gold Fund

C Class (AGYCX)	June 30, 2025

This annual shareholder report contains important information about Global Gold Fund for the period of July 1, 2024 to June 30, 2025. You can find additional information about the fund at americancentury.com/docs. You can also request this information by contacting us at 1-800-345-2021.

What were the fund costs for the last year? (based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
C Class	$215	1.66%

What were the key factors that affected the fund’s performance?
Global Gold Fund C Class returned 58.81% for the reporting period ended June 30, 2025.
The fund seeks to realize a total return (capital growth and dividends) consistent with investment in securities of companies that are engaged in mining, processing, fabricating or distributing gold or other precious metals throughout the world. The commentary below refers to the fund's performance compared to the NYSE Arca Gold Miners Index.
•	Gold's price in dollar terms surged. Gold reached a record high as a result of central bank buying and demand from investors worried about geopolitical instability, trade disruption, possible inflation and a weaker dollar. Gold is priced in dollars, so the greenback's decline makes gold more affordable for overseas buyers. Such historic gains are rare and unlikely to be repeated.
•	In terms of gold mining stocks, a high or rising gold price directly benefits profitability and translates into higher valuations for deposits in the ground. Given that production costs for miners are relatively fixed in the short run, increases in gold prices typically result in proportionally larger gains in gold miners’ operating profit.
•	The largest gold producers with more diversified production lagged the share price performance of smaller miners more closely levered to changes in gold's price. As a result, two of the leading individual contributors to relative performance were underweight positions in Barrick Mining and Newmont, the world's largest gold producer.
•	In a period when gold and gold miners surged, a number of the leading detractors were stocks, which performed very well and in which we were underweight. A leading example is Canada-based Agnico Eagle Mines. It was the top detractor from relative performance, as the stock jumped on strong execution and expansion of global mining projects.

Cumulative Performance (based on an initial $10,000 investment)
June 30, 2015 through June 30, 2025

Average Annual Total Returns
	1 Year	5 Year	10 Year
C Class	58.81%	7.16%	11.07%
Regulatory Index
MSCI World	16.26%	14.55%	10.66%
Performance Index
NYSE Arca Gold Miners (Total Return)	55.45%	9.61%	13.23%

The regulatory index is provided as a broad measure of market performance. The performance index is provided because the advisor believes it is more reflective of the fund’s investment strategy.
C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

The opinions expressed are those of American Century Investments and are no guarantee of the future performance of any American Century Investments fund. This information is for educational purposes only and is not intended as investment advice. Data reflects past performance, assumes reinvestment of dividends and capital gains and is no guarantee of future results. Current performance may be higher or lower than data shown. Investment return and principal value will fluctuate and redemption value may be more or less than original cost, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total returns for periods less than one year are not annualized. Visit americancentury.com for more recent performance information.

Fund Statistics
Net Assets	$1,059,572,513
Management Fees (dollars paid during the reporting period)	$5,118,414
Portfolio Turnover Rate	20%
Total Number of Portfolio Holdings	62

Fund Holdings

Types of Investments in Portfolio (as a % of net assets)		Top Five Countries (as a % of net assets)
Common Stocks	99.6%	Canada	51%
Short-Term Investments	1.1%	Australia	15%
Other Assets and Liabilities	(0.7)%	South Africa	13%
		United States	9%
		China	7%

For additional information about the fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy voting information, scan the QR code or visit americancentury.com/docs.

©2025 American Century Proprietary Holdings, Inc. All rights reserved.
A-2507M485

ANNUAL SHAREHOLDER REPORT
Global Gold Fund

R Class (AGGWX)	June 30, 2025

This annual shareholder report contains important information about Global Gold Fund for the period of July 1, 2024 to June 30, 2025. You can find additional information about the fund at americancentury.com/docs. You can also request this information by contacting us at 1-800-345-2021.

What were the fund costs for the last year? (based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
R Class	$151	1.16%

What were the key factors that affected the fund’s performance?
Global Gold Fund R Class returned 59.68% for the reporting period ended June 30, 2025.
The fund seeks to realize a total return (capital growth and dividends) consistent with investment in securities of companies that are engaged in mining, processing, fabricating or distributing gold or other precious metals throughout the world. The commentary below refers to the fund's performance compared to the NYSE Arca Gold Miners Index.
•	Gold's price in dollar terms surged. Gold reached a record high as a result of central bank buying and demand from investors worried about geopolitical instability, trade disruption, possible inflation and a weaker dollar. Gold is priced in dollars, so the greenback's decline makes gold more affordable for overseas buyers. Such historic gains are rare and unlikely to be repeated.
•	In terms of gold mining stocks, a high or rising gold price directly benefits profitability and translates into higher valuations for deposits in the ground. Given that production costs for miners are relatively fixed in the short run, increases in gold prices typically result in proportionally larger gains in gold miners’ operating profit.
•	The largest gold producers with more diversified production lagged the share price performance of smaller miners more closely levered to changes in gold's price. As a result, two of the leading individual contributors to relative performance were underweight positions in Barrick Mining and Newmont, the world's largest gold producer.
•	In a period when gold and gold miners surged, a number of the leading detractors were stocks, which performed very well and in which we were underweight. A leading example is Canada-based Agnico Eagle Mines. It was the top detractor from relative performance, as the stock jumped on strong execution and expansion of global mining projects.

Cumulative Performance (based on an initial $10,000 investment)
June 30, 2015 through June 30, 2025

Average Annual Total Returns
	1 Year	5 Year	10 Year
R Class	59.68%	7.70%	11.62%
Regulatory Index
MSCI World	16.26%	14.55%	10.66%
Performance Index
NYSE Arca Gold Miners (Total Return)	55.45%	9.61%	13.23%

The regulatory index is provided as a broad measure of market performance. The performance index is provided because the advisor believes it is more reflective of the fund’s investment strategy.

The opinions expressed are those of American Century Investments and are no guarantee of the future performance of any American Century Investments fund. This information is for educational purposes only and is not intended as investment advice. Data reflects past performance, assumes reinvestment of dividends and capital gains and is no guarantee of future results. Current performance may be higher or lower than data shown. Investment return and principal value will fluctuate and redemption value may be more or less than original cost, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total returns for periods less than one year are not annualized. Visit americancentury.com for more recent performance information.

Fund Statistics
Net Assets	$1,059,572,513
Management Fees (dollars paid during the reporting period)	$5,118,414
Portfolio Turnover Rate	20%
Total Number of Portfolio Holdings	62

Fund Holdings

Types of Investments in Portfolio (as a % of net assets)		Top Five Countries (as a % of net assets)
Common Stocks	99.6%	Canada	51%
Short-Term Investments	1.1%	Australia	15%
Other Assets and Liabilities	(0.7)%	South Africa	13%
		United States	9%
		China	7%

For additional information about the fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy voting information, scan the QR code or visit americancentury.com/docs.

©2025 American Century Proprietary Holdings, Inc. All rights reserved.
A-2507M477

ANNUAL SHAREHOLDER REPORT
Small Company Fund

Investor Class (ASQIX)	June 30, 2025

This annual shareholder report contains important information about Small Company Fund for the period of July 1, 2024 to June 30, 2025. You can find additional information about the fund at americancentury.com/docs. You can also request this information by contacting us at 1-800-345-2021. This report describes changes to the fund that occurred during the reporting period.

What were the fund costs for the last year? (based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor Class	$87	0.85%

What were the key factors that affected the fund’s performance?
Small Company Fund Investor Class returned 4.77% for the reporting period ended June 30, 2025.
The fund seeks long-term capital growth by investing primarily in common stocks of small companies. The commentary below refers to the fund's performance compared to the Russell 2000 Index.
•	Small company stocks rose but lagged mid- and large-cap stocks during a period when larger growth stocks exposed to artifical intelligence led the market. Small-cap stocks lagged large caps amid uncertainty around tariffs, inflation, interest rates and economic growth. Nevertheless, small-cap returns were positive, amid solid earnings growth and attractive relative valuations.
•	Industrials stocks detracted most from performance compared with the index. It hurt to be underrepresented in aerospace and defense stocks. Financial results for these companies were driven by rising commitments to defense spending amid ongoing conflicts in Europe and the Middle East.
•	Stock choices in the information technology (IT) sector and an underweight allocation to materials stocks also hurt relative results. Positioning among semiconductors and semiconductor equipment stocks in IT and metals and mining stocks in materials detracted most.
•	The leading contribution to relative performance by far came from stock selection in the health care sector, led by biotechnology companies. Many companies in this space are benefiting from tremendous innovation—expressed in positive clinical trial results, new drug approvals and uptake of new, more effective treatments for disease.

Cumulative Performance (based on an initial $10,000 investment)
June 30, 2015 through June 30, 2025

Average Annual Total Returns
	1 Year	5 Year	10 Year
Investor Class	4.77%	10.00%	5.52%
Regulatory Index
Russell 3000	15.30%	15.96%	12.96%
Performance Index
Russell 2000	7.68%	10.04%	7.12%

The regulatory index is provided as a broad measure of market performance. The performance index is provided because the advisor believes it is more reflective of the fund’s investment strategy.

The opinions expressed are those of American Century Investments and are no guarantee of the future performance of any American Century Investments fund. This information is for educational purposes only and is not intended as investment advice. Data reflects past performance, assumes reinvestment of dividends and capital gains and is no guarantee of future results. Current performance may be higher or lower than data shown. Investment return and principal value will fluctuate and redemption value may be more or less than original cost, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total returns for periods less than one year are not annualized. Visit americancentury.com for more recent performance information.

Fund Statistics
Net Assets	$145,366,871
Management Fees (dollars paid during the reporting period)	$1,282,232
Portfolio Turnover Rate	82%
Total Number of Portfolio Holdings	282

Fund Holdings

Types of Investments in Portfolio (as a % of net assets)		Top Five Industries (as a % of net assets)
Common Stocks	99.6%	Banks	9%
Rights	0.0%	Software	8%
Short-Term Investments	0.6%	Biotechnology	6%
Other Assets and Liabilities	(0.2)%	Construction and Engineering	5%
		Capital Markets	4%

Fund Changes
Beginning October 2024, the total eligible investments required to qualify for a waiver of the annual account maintenance fee changed from $10,000 to $25,000. Such fee will also be waived for any accounts for which the shareholder has elected to receive electronic delivery of all fund/account documents.

For additional information about the fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy voting information, scan the QR code or visit americancentury.com/docs.

©2025 American Century Proprietary Holdings, Inc. All rights reserved.
A-2507M840

ANNUAL SHAREHOLDER REPORT
Small Company Fund

I Class (ASCQX)	June 30, 2025

This annual shareholder report contains important information about Small Company Fund for the period of July 1, 2024 to June 30, 2025. You can find additional information about the fund at americancentury.com/docs. You can also request this information by contacting us at 1-800-345-2021.

What were the fund costs for the last year? (based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
I Class	$67	0.65%

What were the key factors that affected the fund’s performance?
Small Company Fund I Class returned 5.02% for the reporting period ended June 30, 2025.
The fund seeks long-term capital growth by investing primarily in common stocks of small companies. The commentary below refers to the fund's performance compared to the Russell 2000 Index.
•	Small company stocks rose but lagged mid- and large-cap stocks during a period when larger growth stocks exposed to artifical intelligence led the market. Small-cap stocks lagged large caps amid uncertainty around tariffs, inflation, interest rates and economic growth. Nevertheless, small-cap returns were positive, amid solid earnings growth and attractive relative valuations.
•	Industrials stocks detracted most from performance compared with the index. It hurt to be underrepresented in aerospace and defense stocks. Financial results for these companies were driven by rising commitments to defense spending amid ongoing conflicts in Europe and the Middle East.
•	Stock choices in the information technology (IT) sector and an underweight allocation to materials stocks also hurt relative results. Positioning among semiconductors and semiconductor equipment stocks in IT and metals and mining stocks in materials detracted most.
•	The leading contribution to relative performance by far came from stock selection in the health care sector, led by biotechnology companies. Many companies in this space are benefiting from tremendous innovation—expressed in positive clinical trial results, new drug approvals and uptake of new, more effective treatments for disease.

Cumulative Performance (based on an initial $10,000 investment)
June 30, 2015 through June 30, 2025

Average Annual Total Returns
	1 Year	5 Year	10 Year
I Class	5.02%	10.22%	5.72%
Regulatory Index
Russell 3000	15.30%	15.96%	12.96%
Performance Index
Russell 2000	7.68%	10.04%	7.12%

The regulatory index is provided as a broad measure of market performance. The performance index is provided because the advisor believes it is more reflective of the fund’s investment strategy.

The opinions expressed are those of American Century Investments and are no guarantee of the future performance of any American Century Investments fund. This information is for educational purposes only and is not intended as investment advice. Data reflects past performance, assumes reinvestment of dividends and capital gains and is no guarantee of future results. Current performance may be higher or lower than data shown. Investment return and principal value will fluctuate and redemption value may be more or less than original cost, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total returns for periods less than one year are not annualized. Visit americancentury.com for more recent performance information.

Fund Statistics
Net Assets	$145,366,871
Management Fees (dollars paid during the reporting period)	$1,282,232
Portfolio Turnover Rate	82%
Total Number of Portfolio Holdings	282

Fund Holdings

Types of Investments in Portfolio (as a % of net assets)		Top Five Industries (as a % of net assets)
Common Stocks	99.6%	Banks	9%
Rights	0.0%	Software	8%
Short-Term Investments	0.6%	Biotechnology	6%
Other Assets and Liabilities	(0.2)%	Construction and Engineering	5%
		Capital Markets	4%

For additional information about the fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy voting information, scan the QR code or visit americancentury.com/docs.

©2025 American Century Proprietary Holdings, Inc. All rights reserved.
A-2507M832

ANNUAL SHAREHOLDER REPORT
Small Company Fund

A Class (ASQAX)	June 30, 2025

This annual shareholder report contains important information about Small Company Fund for the period of July 1, 2024 to June 30, 2025. You can find additional information about the fund at americancentury.com/docs. You can also request this information by contacting us at 1-800-345-2021.

What were the fund costs for the last year? (based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
A Class	$113	1.10%

What were the key factors that affected the fund’s performance?
Small Company Fund A Class returned 4.60% for the reporting period ended June 30, 2025.
The fund seeks long-term capital growth by investing primarily in common stocks of small companies. The commentary below refers to the fund's performance compared to the Russell 2000 Index.
•	Small company stocks rose but lagged mid- and large-cap stocks during a period when larger growth stocks exposed to artifical intelligence led the market. Small-cap stocks lagged large caps amid uncertainty around tariffs, inflation, interest rates and economic growth. Nevertheless, small-cap returns were positive, amid solid earnings growth and attractive relative valuations.
•	Industrials stocks detracted most from performance compared with the index. It hurt to be underrepresented in aerospace and defense stocks. Financial results for these companies were driven by rising commitments to defense spending amid ongoing conflicts in Europe and the Middle East.
•	Stock choices in the information technology (IT) sector and an underweight allocation to materials stocks also hurt relative results. Positioning among semiconductors and semiconductor equipment stocks in IT and metals and mining stocks in materials detracted most.
•	The leading contribution to relative performance by far came from stock selection in the health care sector, led by biotechnology companies. Many companies in this space are benefiting from tremendous innovation—expressed in positive clinical trial results, new drug approvals and uptake of new, more effective treatments for disease.

Cumulative Performance (based on an initial $10,000 investment)
June 30, 2015 through June 30, 2025
The initial investment is adjusted to reflect the maximum initial sales charge.

Average Annual Total Returns
	1 Year	5 Year	10 Year
A Class	4.60%	9.74%	5.26%
A Class - with sales charge	-1.41%	8.45%	4.64%
Regulatory Index
Russell 3000	15.30%	15.96%	12.96%
Performance Index
Russell 2000	7.68%	10.04%	7.12%

The regulatory index is provided as a broad measure of market performance. The performance index is provided because the advisor believes it is more reflective of the fund’s investment strategy.
A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum contingent deferred sales charge of 1.00%.

The opinions expressed are those of American Century Investments and are no guarantee of the future performance of any American Century Investments fund. This information is for educational purposes only and is not intended as investment advice. Data reflects past performance, assumes reinvestment of dividends and capital gains and is no guarantee of future results. Current performance may be higher or lower than data shown. Investment return and principal value will fluctuate and redemption value may be more or less than original cost, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total returns for periods less than one year are not annualized. Visit americancentury.com for more recent performance information.

Fund Statistics
Net Assets	$145,366,871
Management Fees (dollars paid during the reporting period)	$1,282,232
Portfolio Turnover Rate	82%
Total Number of Portfolio Holdings	282

Fund Holdings

Types of Investments in Portfolio (as a % of net assets)		Top Five Industries (as a % of net assets)
Common Stocks	99.6%	Banks	9%
Rights	0.0%	Software	8%
Short-Term Investments	0.6%	Biotechnology	6%
Other Assets and Liabilities	(0.2)%	Construction and Engineering	5%
		Capital Markets	4%

For additional information about the fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy voting information, scan the QR code or visit americancentury.com/docs.

©2025 American Century Proprietary Holdings, Inc. All rights reserved.
A-2507M824

ANNUAL SHAREHOLDER REPORT
Small Company Fund

C Class (ASQCX)	June 30, 2025

This annual shareholder report contains important information about Small Company Fund for the period of July 1, 2024 to June 30, 2025. You can find additional information about the fund at americancentury.com/docs. You can also request this information by contacting us at 1-800-345-2021.

What were the fund costs for the last year? (based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
C Class	$189	1.85%

What were the key factors that affected the fund’s performance?
Small Company Fund C Class returned 3.85% for the reporting period ended June 30, 2025.
The fund seeks long-term capital growth by investing primarily in common stocks of small companies. The commentary below refers to the fund's performance compared to the Russell 2000 Index.
•	Small company stocks rose but lagged mid- and large-cap stocks during a period when larger growth stocks exposed to artifical intelligence led the market. Small-cap stocks lagged large caps amid uncertainty around tariffs, inflation, interest rates and economic growth. Nevertheless, small-cap returns were positive, amid solid earnings growth and attractive relative valuations.
•	Industrials stocks detracted most from performance compared with the index. It hurt to be underrepresented in aerospace and defense stocks. Financial results for these companies were driven by rising commitments to defense spending amid ongoing conflicts in Europe and the Middle East.
•	Stock choices in the information technology (IT) sector and an underweight allocation to materials stocks also hurt relative results. Positioning among semiconductors and semiconductor equipment stocks in IT and metals and mining stocks in materials detracted most.
•	The leading contribution to relative performance by far came from stock selection in the health care sector, led by biotechnology companies. Many companies in this space are benefiting from tremendous innovation—expressed in positive clinical trial results, new drug approvals and uptake of new, more effective treatments for disease.

Cumulative Performance (based on an initial $10,000 investment)
June 30, 2015 through June 30, 2025

Average Annual Total Returns
	1 Year	5 Year	10 Year
C Class	3.85%	8.92%	4.47%
Regulatory Index
Russell 3000	15.30%	15.96%	12.96%
Performance Index
Russell 2000	7.68%	10.04%	7.12%

The regulatory index is provided as a broad measure of market performance. The performance index is provided because the advisor believes it is more reflective of the fund’s investment strategy.
C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

The opinions expressed are those of American Century Investments and are no guarantee of the future performance of any American Century Investments fund. This information is for educational purposes only and is not intended as investment advice. Data reflects past performance, assumes reinvestment of dividends and capital gains and is no guarantee of future results. Current performance may be higher or lower than data shown. Investment return and principal value will fluctuate and redemption value may be more or less than original cost, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total returns for periods less than one year are not annualized. Visit americancentury.com for more recent performance information.

Fund Statistics
Net Assets	$145,366,871
Management Fees (dollars paid during the reporting period)	$1,282,232
Portfolio Turnover Rate	82%
Total Number of Portfolio Holdings	282

Fund Holdings

Types of Investments in Portfolio (as a % of net assets)		Top Five Industries (as a % of net assets)
Common Stocks	99.6%	Banks	9%
Rights	0.0%	Software	8%
Short-Term Investments	0.6%	Biotechnology	6%
Other Assets and Liabilities	(0.2)%	Construction and Engineering	5%
		Capital Markets	4%

For additional information about the fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy voting information, scan the QR code or visit americancentury.com/docs.

©2025 American Century Proprietary Holdings, Inc. All rights reserved.
A-2507M329

ANNUAL SHAREHOLDER REPORT
Small Company Fund

R Class (ASCRX)	June 30, 2025

This annual shareholder report contains important information about Small Company Fund for the period of July 1, 2024 to June 30, 2025. You can find additional information about the fund at americancentury.com/docs. You can also request this information by contacting us at 1-800-345-2021.

What were the fund costs for the last year? (based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
R Class	$138	1.35%

What were the key factors that affected the fund’s performance?
Small Company Fund R Class returned 4.34% for the reporting period ended June 30, 2025.
The fund seeks long-term capital growth by investing primarily in common stocks of small companies. The commentary below refers to the fund's performance compared to the Russell 2000 Index.
•	Small company stocks rose but lagged mid- and large-cap stocks during a period when larger growth stocks exposed to artifical intelligence led the market. Small-cap stocks lagged large caps amid uncertainty around tariffs, inflation, interest rates and economic growth. Nevertheless, small-cap returns were positive, amid solid earnings growth and attractive relative valuations.
•	Industrials stocks detracted most from performance compared with the index. It hurt to be underrepresented in aerospace and defense stocks. Financial results for these companies were driven by rising commitments to defense spending amid ongoing conflicts in Europe and the Middle East.
•	Stock choices in the information technology (IT) sector and an underweight allocation to materials stocks also hurt relative results. Positioning among semiconductors and semiconductor equipment stocks in IT and metals and mining stocks in materials detracted most.
•	The leading contribution to relative performance by far came from stock selection in the health care sector, led by biotechnology companies. Many companies in this space are benefiting from tremendous innovation—expressed in positive clinical trial results, new drug approvals and uptake of new, more effective treatments for disease.

Cumulative Performance (based on an initial $10,000 investment)
June 30, 2015 through June 30, 2025

Average Annual Total Returns
	1 Year	5 Year	10 Year
R Class	4.34%	9.46%	5.00%
Regulatory Index
Russell 3000	15.30%	15.96%	12.96%
Performance Index
Russell 2000	7.68%	10.04%	7.12%

The regulatory index is provided as a broad measure of market performance. The performance index is provided because the advisor believes it is more reflective of the fund’s investment strategy.

The opinions expressed are those of American Century Investments and are no guarantee of the future performance of any American Century Investments fund. This information is for educational purposes only and is not intended as investment advice. Data reflects past performance, assumes reinvestment of dividends and capital gains and is no guarantee of future results. Current performance may be higher or lower than data shown. Investment return and principal value will fluctuate and redemption value may be more or less than original cost, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total returns for periods less than one year are not annualized. Visit americancentury.com for more recent performance information.

Fund Statistics
Net Assets	$145,366,871
Management Fees (dollars paid during the reporting period)	$1,282,232
Portfolio Turnover Rate	82%
Total Number of Portfolio Holdings	282

Fund Holdings

Types of Investments in Portfolio (as a % of net assets)		Top Five Industries (as a % of net assets)
Common Stocks	99.6%	Banks	9%
Rights	0.0%	Software	8%
Short-Term Investments	0.6%	Biotechnology	6%
Other Assets and Liabilities	(0.2)%	Construction and Engineering	5%
		Capital Markets	4%

For additional information about the fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy voting information, scan the QR code or visit americancentury.com/docs.

©2025 American Century Proprietary Holdings, Inc. All rights reserved.
A-2507M774

ANNUAL SHAREHOLDER REPORT
Small Company Fund

R5 Class (ASQGX)	June 30, 2025

This annual shareholder report contains important information about Small Company Fund for the period of July 1, 2024 to June 30, 2025. You can find additional information about the fund at americancentury.com/docs. You can also request this information by contacting us at 1-800-345-2021.

What were the fund costs for the last year? (based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
R5 Class	$67	0.65%

What were the key factors that affected the fund’s performance?
Small Company Fund R5 Class returned 5.01% for the reporting period ended June 30, 2025.
The fund seeks long-term capital growth by investing primarily in common stocks of small companies. The commentary below refers to the fund's performance compared to the Russell 2000 Index.
•	Small company stocks rose but lagged mid- and large-cap stocks during a period when larger growth stocks exposed to artifical intelligence led the market. Small-cap stocks lagged large caps amid uncertainty around tariffs, inflation, interest rates and economic growth. Nevertheless, small-cap returns were positive, amid solid earnings growth and attractive relative valuations.
•	Industrials stocks detracted most from performance compared with the index. It hurt to be underrepresented in aerospace and defense stocks. Financial results for these companies were driven by rising commitments to defense spending amid ongoing conflicts in Europe and the Middle East.
•	Stock choices in the information technology (IT) sector and an underweight allocation to materials stocks also hurt relative results. Positioning among semiconductors and semiconductor equipment stocks in IT and metals and mining stocks in materials detracted most.
•	The leading contribution to relative performance by far came from stock selection in the health care sector, led by biotechnology companies. Many companies in this space are benefiting from tremendous innovation—expressed in positive clinical trial results, new drug approvals and uptake of new, more effective treatments for disease.

Cumulative Performance (based on an initial $10,000 investment)
April 10, 2017 through June 30, 2025

Average Annual Total Returns
	1 Year	5 Year	Since Inception	Inception Date
R5 Class	5.01%	10.22%	5.82%	4/10/17
Regulatory Index
Russell 3000	15.30%	15.96%	13.75%	—
Performance Index
Russell 2000	7.68%	10.04%	7.25%	—

The regulatory index is provided as a broad measure of market performance. The performance index is provided because the advisor believes it is more reflective of the fund’s investment strategy.

The opinions expressed are those of American Century Investments and are no guarantee of the future performance of any American Century Investments fund. This information is for educational purposes only and is not intended as investment advice. Data reflects past performance, assumes reinvestment of dividends and capital gains and is no guarantee of future results. Current performance may be higher or lower than data shown. Investment return and principal value will fluctuate and redemption value may be more or less than original cost, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total returns for periods less than one year are not annualized. Visit americancentury.com for more recent performance information.

Fund Statistics
Net Assets	$145,366,871
Management Fees (dollars paid during the reporting period)	$1,282,232
Portfolio Turnover Rate	82%
Total Number of Portfolio Holdings	282

Fund Holdings

Types of Investments in Portfolio (as a % of net assets)		Top Five Industries (as a % of net assets)
Common Stocks	99.6%	Banks	9%
Rights	0.0%	Software	8%
Short-Term Investments	0.6%	Biotechnology	6%
Other Assets and Liabilities	(0.2)%	Construction and Engineering	5%
		Capital Markets	4%

For additional information about the fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy voting information, scan the QR code or visit americancentury.com/docs.

©2025 American Century Proprietary Holdings, Inc. All rights reserved.
A-2508G826

ANNUAL SHAREHOLDER REPORT
Utilities Fund

Investor Class (BULIX)	June 30, 2025

This annual shareholder report contains important information about Utilities Fund for the period of July 1, 2024 to June 30, 2025. You can find additional information about the fund at americancentury.com/docs. You can also request this information by contacting us at 1-800-345-2021. This report describes changes to the fund that occurred during the reporting period.

What were the fund costs for the last year? (based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor Class	$73	0.65%

What were the key factors that affected the fund’s performance?
Utilities Fund Investor Class returned 24.04% for the reporting period ended June 30, 2025.
The fund seeks current income and long-term growth of capital and income. The fund invests at least 80% of its assets in equity securities of companies engaged in the utilities sector. The commentary below refers to the fund's performance compared to the S&P 500 Utilities Index.
•	Utilities stocks performed very well and outperformed the broader market. These stocks benefited from several trends, including increased demand for power from data centers required for artificial intelligence. Many of these stocks were also attractive for their traditional defensive nature in a period of sharp market volatility.
•	The leading contributions to the portfolio's relative performance came from stock choices among electric utilities and positioning in the multi-utilities industry. The key source of strength was electric utility NRG Energy. The company benefited from very strong profit growth and completed a key acquisition during the period, which essentially doubles the company's electric output.
•	Independent power and renewable electricity producer Vistra was once again a leading individual contributor to performance. The company has been attractive because its nuclear power portfolio offers a reliable, clean source of electricity and benefits from a strong secular demand trend.
•	The leading detractor from performance was independent power provider AES. The stock declined amid missed revenue and earnings expectations, while it continued to accumulate debt to build out its portfolio of renewable energy resources. Edison International lagged because of worry about potential costs and liabilities related to wildfire risks.

Cumulative Performance (based on an initial $10,000 investment)
June 30, 2015 through June 30, 2025

Average Annual Total Returns
	1 Year	5 Year	10 Year
Investor Class	24.04%	9.54%	7.45%
Regulatory Index
S&P 500	15.16%	16.64%	13.65%
Performance Index
S&P 500 Utilities	23.40%	11.14%	10.66%

The regulatory index is provided as a broad measure of market performance. The performance index is provided because the advisor believes it is more reflective of the fund’s investment strategy.

The opinions expressed are those of American Century Investments and are no guarantee of the future performance of any American Century Investments fund. This information is for educational purposes only and is not intended as investment advice. Data reflects past performance, assumes reinvestment of dividends and capital gains and is no guarantee of future results. Current performance may be higher or lower than data shown. Investment return and principal value will fluctuate and redemption value may be more or less than original cost, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total returns for periods less than one year are not annualized. Visit americancentury.com for more recent performance information.

Fund Statistics
Net Assets	$277,191,490
Management Fees (dollars paid during the reporting period)	$1,730,428
Portfolio Turnover Rate	77%
Total Number of Portfolio Holdings	42

Fund Holdings

Types of Investments in Portfolio (as a % of net assets)		Top Five Sub-Industries (as a % of net assets)
Common Stocks	99.2%	Electric Utilities	52%
Short-Term Investments	0.8%	Multi-Utilities	20%
Other Assets and Liabilities	0.0%	Independent Power Producers and Energy Traders	9%
		Gas Utilities	9%
		Water Utilities	4%

Fund Changes
Beginning October 2024, the total eligible investments required to qualify for a waiver of the annual account maintenance fee changed from $10,000 to $25,000. Such fee will also be waived for any accounts for which the shareholder has elected to receive electronic delivery of all fund/account documents.

For additional information about the fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy voting information, scan the QR code or visit americancentury.com/docs.

©2025 American Century Proprietary Holdings, Inc. All rights reserved.
A-2507M881

(b) Not applicable.

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b) No response required.

(c) None.

(d) None.

(e) Not applicable.

(f) The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) Tanya S. Beder, Jennifer Cabalquinto, Anne Casscells and John Loder are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3) Not applicable.

(b) No response required.

(c) No response required.

(d) No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2024:	$115,200
FY 2025:	$111,300

(b) Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2024:	$0
FY 2025:	$0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2024:	$0
FY 2025:	$0

(c) Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2024:	$0
FY 2025:	$0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2024:	$0
FY 2025:	$0

(d) All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2024:	$0
FY 2025:	$0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain     engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2024:	$0
FY 2025:	$0

(e)(1) In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2024:	$223,325
FY 2025:	$98,325

(h) The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

(i)	Not applicable.

(j)	Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) The schedule of investments is included as part of the financial statements and other information filed under Item 7 of this Form.

(b) Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

(a)

Annual Financial Statements and Other Information

June 30, 2025

Disciplined Core Value Fund	Global Gold Fund
Investor Class (BIGRX)	Investor Class (BGEIX)
I Class (AMGIX)	I Class (AGGNX)
A Class (AMADX)	A Class (ACGGX)
C Class (ACGCX)	C Class (AGYCX)
R Class (AICRX)	R Class (AGGWX)
R5 Class (AICGX)	Small Company Fund
Disciplined Growth Fund	Investor Class (ASQIX)
Investor Class (ADSIX)	I Class (ASCQX)
I Class (ADCIX)	A Class (ASQAX)
Y Class (ADCYX)	C Class (ASQCX)
A Class (ADCVX)	R Class (ASCRX)
C Class (ADCCX)	R5 Class (ASQGX)
R Class (ADRRX)	Utilities Fund
R5 Class (ADGGX)	Investor Class (BULIX)
Equity Growth Fund
Investor Class (BEQGX)
I Class (AMEIX)
A Class (BEQAX)
C Class (AEYCX)
R Class (AEYRX)
R5 Class (AEYGX)

Investors should carefully consider a fund’s investment objectives, risks, charges and expenses. For this and additional information about a fund, including the Annual Shareholder Report, Semiannual Shareholder Report, Prospectus and Statement of Additional Information, visit americancentury.com/docs.

Schedule of Investments - Disciplined Core Value Fund

JUNE 30, 2025

	Shares	Value
COMMON STOCKS — 99.5%
Aerospace and Defense — 1.4%
General Electric Co.	9,794	$2,520,878
Lockheed Martin Corp.	46,983	21,759,706
RTX Corp.	14,410	2,104,148
Textron, Inc.	5,016	402,735
		26,787,467
Air Freight and Logistics — 0.6%
FedEx Corp.	47,706	10,844,051
Automobile Components — 0.5%
Aptiv PLC(1)	71,899	4,904,950
BorgWarner, Inc.	135,801	4,546,617
		9,451,567
Banks — 8.6%
Bank of America Corp.	457,950	21,670,194
JPMorgan Chase & Co.	325,333	94,317,290
Truist Financial Corp.	36,174	1,555,120
U.S. Bancorp	538,683	24,375,406
Wells Fargo & Co.	248,943	19,945,313
		161,863,323
Beverages — 0.6%
Coca-Cola Co.	64,971	4,596,698
PepsiCo, Inc.	45,800	6,047,432
		10,644,130
Biotechnology — 4.6%
AbbVie, Inc.	82,150	15,248,683
ACADIA Pharmaceuticals, Inc.(1)	110,549	2,384,542
Alnylam Pharmaceuticals, Inc.(1)	10,317	3,364,271
Amgen, Inc.	17,185	4,798,224
BioMarin Pharmaceutical, Inc.(1)	32,151	1,767,340
Exelixis, Inc.(1)	64,467	2,841,383
Gilead Sciences, Inc.	366,883	40,676,318
Incyte Corp.(1)	34,979	2,382,070
Neurocrine Biosciences, Inc.(1)	68,281	8,582,239
United Therapeutics Corp.(1)	6,535	1,877,832
Vertex Pharmaceuticals, Inc.(1)	5,559	2,474,867
		86,397,769
Broadline Retail — 0.3%
Amazon.com, Inc.(1)	22,295	4,891,300
Building Products — 0.6%
Allegion PLC	38,181	5,502,646
Masco Corp.	90,398	5,818,015
		11,320,661
Capital Markets — 2.7%
Cboe Global Markets, Inc.	77,511	18,076,340
Goldman Sachs Group, Inc.	3,182	2,252,061
Interactive Brokers Group, Inc., Class A	235,208	13,032,875
Morgan Stanley	37,031	5,216,187
MSCI, Inc.	20,252	11,680,138
		50,257,601

Schedule of Investments - Disciplined Core Value Fund

	Shares	Value
Chemicals — 1.3%
Axalta Coating Systems Ltd.(1)	153,600	$4,560,384
PPG Industries, Inc.	155,190	17,652,863
Scotts Miracle-Gro Co.	35,568	2,346,065
		24,559,312
Commercial Services and Supplies — 0.4%
MSA Safety, Inc.	15,038	2,519,316
Veralto Corp.	44,660	4,508,427
		7,027,743
Communications Equipment — 1.8%
Cisco Systems, Inc.	299,833	20,802,413
F5, Inc.(1)	45,858	13,496,927
		34,299,340
Construction and Engineering — 1.6%
API Group Corp.(1)	33,852	1,728,145
Dycom Industries, Inc.(1)	13,334	3,258,696
EMCOR Group, Inc.	22,218	11,884,186
Granite Construction, Inc.	32,254	3,016,071
MasTec, Inc.(1)	20,906	3,563,010
Primoris Services Corp.	12,850	1,001,529
Valmont Industries, Inc.	16,006	5,227,079
		29,678,716
Consumer Finance — 0.2%
American Express Co.	10,902	3,477,520
Consumer Staples Distribution & Retail — 4.9%
Dollar General Corp.	10,003	1,144,143
Dollar Tree, Inc.(1)	88,433	8,758,404
Kroger Co.	38,369	2,752,208
Maplebear, Inc.(1)	89,677	4,056,988
Sysco Corp.	85,813	6,499,477
Target Corp.	221,157	21,817,138
U.S. Foods Holding Corp.(1)	164,586	12,674,768
Walmart, Inc.	355,709	34,781,226
		92,484,352
Containers and Packaging — 0.4%
Crown Holdings, Inc.	73,272	7,545,550
Distributors — 0.3%
LKQ Corp.	137,970	5,106,270
Diversified Consumer Services — 0.2%
ADT, Inc.	236,290	2,001,376
H&R Block, Inc.	27,602	1,515,074
		3,516,450
Diversified Telecommunication Services — 2.6%
AT&T, Inc.	149,790	4,334,922
Verizon Communications, Inc.	1,039,532	44,980,550
		49,315,472
Electric Utilities — 1.3%
Evergy, Inc.	149,640	10,314,685
NextEra Energy, Inc.	83,840	5,820,173
NRG Energy, Inc.	54,843	8,806,689
		24,941,547
Electrical Equipment — 1.0%
Acuity, Inc.	18,397	5,488,561

Schedule of Investments - Disciplined Core Value Fund

	Shares	Value
Hubbell, Inc.	22,968	$9,380,361
NEXTracker, Inc., Class A(1)	30,166	1,640,125
Powell Industries, Inc.	9,542	2,008,114
		18,517,161
Electronic Equipment, Instruments and Components — 1.1%
TE Connectivity PLC	123,616	20,850,311
Energy Equipment and Services — 1.2%
Schlumberger NV	446,437	15,089,570
TechnipFMC PLC	238,279	8,206,329
		23,295,899
Entertainment — 1.1%
Electronic Arts, Inc.	123,679	19,751,536
Roku, Inc.(1)	16,601	1,459,062
		21,210,598
Financial Services — 5.6%
Affirm Holdings, Inc.(1)	32,479	2,245,598
Berkshire Hathaway, Inc., Class B(1)	92,148	44,762,734
Global Payments, Inc.	91,929	7,357,997
Jack Henry & Associates, Inc.	5,685	1,024,267
Mastercard, Inc., Class A	32,657	18,351,275
PayPal Holdings, Inc.(1)	432,117	32,114,935
		105,856,806
Food Products — 0.7%
Cal-Maine Foods, Inc.	13,253	1,320,396
Ingredion, Inc.	68,640	9,308,957
Pilgrim's Pride Corp.	60,521	2,722,235
		13,351,588
Ground Transportation — 0.6%
Uber Technologies, Inc.(1)	125,082	11,670,151
Health Care Equipment and Supplies — 3.3%
Align Technology, Inc.(1)	10,442	1,976,984
Hologic, Inc.(1)	132,957	8,663,478
Lantheus Holdings, Inc.(1)	30,547	2,500,578
Medtronic PLC	276,749	24,124,210
ResMed, Inc.	71,360	18,410,880
Solventum Corp.(1)	92,342	7,003,217
		62,679,347
Health Care Providers and Services — 2.5%
Cigna Group	18,044	5,964,986
DaVita, Inc.(1)	21,063	3,000,424
Henry Schein, Inc.(1)	27,429	2,003,688
Labcorp Holdings, Inc.	12,046	3,162,195
Quest Diagnostics, Inc.	15,810	2,839,950
UnitedHealth Group, Inc.	99,284	30,973,630
		47,944,873
Health Care Technology — 0.8%
Veeva Systems, Inc., Class A(1)	55,942	16,110,177
Hotels, Restaurants and Leisure — 1.4%
Booking Holdings, Inc.	1,208	6,993,402
Brinker International, Inc.(1)	21,082	3,801,717
DoorDash, Inc., Class A(1)	7,387	1,820,969
Expedia Group, Inc.	56,042	9,453,165
Yum! Brands, Inc.	30,206	4,475,925
		26,545,178

Schedule of Investments - Disciplined Core Value Fund

	Shares	Value
Household Durables — 0.3%
TopBuild Corp.(1)	18,122	$5,866,816
Household Products — 3.5%
Colgate-Palmolive Co.	211,296	19,206,807
Kimberly-Clark Corp.	99,149	12,782,289
Procter & Gamble Co.	218,991	34,889,646
		66,878,742
Industrial REITs — 0.1%
Prologis, Inc.	25,450	2,675,304
Insurance — 3.5%
Allstate Corp.	27,186	5,472,814
CNA Financial Corp.	113,741	5,292,369
Everest Group Ltd.	11,924	4,052,371
Hartford Insurance Group, Inc.	133,535	16,941,585
Progressive Corp.	21,000	5,604,060
Travelers Cos., Inc.	48,083	12,864,126
W.R. Berkley Corp.	210,410	15,458,823
		65,686,148
IT Services — 4.2%
Accenture PLC, Class A	70,608	21,104,025
Akamai Technologies, Inc.(1)	24,305	1,938,567
Cognizant Technology Solutions Corp., Class A	287,105	22,402,803
International Business Machines Corp.	89,021	26,241,610
Twilio, Inc., Class A(1)	59,893	7,448,294
		79,135,299
Leisure Products — 0.2%
Mattel, Inc.(1)	217,948	4,297,934
Life Sciences Tools and Services — 0.5%
Illumina, Inc.(1)	108,856	10,385,951
Machinery — 5.7%
Caterpillar, Inc.	82,498	32,026,549
Cummins, Inc.	82,617	27,057,067
Donaldson Co., Inc.	69,787	4,839,728
Flowserve Corp.	19,036	996,535
Lincoln Electric Holdings, Inc.	12,539	2,599,585
Middleby Corp.(1)	38,386	5,527,584
Mueller Industries, Inc.	11,744	933,296
Parker-Hannifin Corp.	33,204	23,191,998
Snap-on, Inc.	21,611	6,724,911
Toro Co.	14,609	1,032,564
Watts Water Technologies, Inc., Class A	12,665	3,114,197
		108,044,014
Media — 2.2%
Comcast Corp., Class A	932,894	33,294,987
Fox Corp., Class A	147,784	8,281,815
		41,576,802
Metals and Mining — 0.8%
Commercial Metals Co.	58,325	2,852,676
Newmont Corp.	204,442	11,910,791
		14,763,467
Multi-Utilities — 0.9%
Consolidated Edison, Inc.	33,223	3,333,928

Schedule of Investments - Disciplined Core Value Fund

	Shares	Value
WEC Energy Group, Inc.	135,455	$14,114,411
		17,448,339
Oil, Gas and Consumable Fuels — 2.6%
Chevron Corp.	38,861	5,564,506
Crescent Energy Co., Class A	305,927	2,630,972
Devon Energy Corp.	71,295	2,267,894
Diamondback Energy, Inc.	66,294	9,108,796
Exxon Mobil Corp.	233,837	25,207,629
Permian Resources Corp.	345,416	4,704,566
		49,484,363
Personal Care Products — 0.7%
Kenvue, Inc.	602,288	12,605,888
Pharmaceuticals — 4.6%
Bristol-Myers Squibb Co.	89,954	4,163,971
Jazz Pharmaceuticals PLC(1)	39,001	4,138,786
Johnson & Johnson	336,157	51,347,982
Merck & Co., Inc.	354,476	28,060,320
		87,711,059
Professional Services — 2.1%
Amentum Holdings, Inc.(1)	2,472	58,364
Booz Allen Hamilton Holding Corp.	54,087	5,632,079
CACI International, Inc., Class A(1)	7,708	3,674,404
Genpact Ltd.	114,648	5,045,658
Jacobs Solutions, Inc.	40,650	5,343,443
KBR, Inc.	19,932	955,540
Leidos Holdings, Inc.	89,196	14,071,561
Parsons Corp.(1)	30,067	2,157,909
Science Applications International Corp.	24,261	2,732,031
		39,670,989
Real Estate Management and Development — 0.3%
Jones Lang LaSalle, Inc.(1)	20,324	5,198,473
Semiconductors and Semiconductor Equipment — 3.5%
Amkor Technology, Inc.	44,200	927,758
Applied Materials, Inc.	43,112	7,892,514
Broadcom, Inc.	25,962	7,156,425
KLA Corp.	33,300	29,828,142
Marvell Technology, Inc.	162,152	12,550,565
Micron Technology, Inc.	11,259	1,387,672
Qorvo, Inc.(1)	37,695	3,200,682
QUALCOMM, Inc.	18,641	2,968,766
		65,912,524
Software — 2.0%
AppLovin Corp., Class A(1)	18,135	6,348,701
Microsoft Corp.	21,445	10,666,957
Salesforce, Inc.	32,301	8,808,160
Zoom Communications, Inc., Class A(1)	156,315	12,189,444
		38,013,262
Specialized REITs — 1.3%
Lamar Advertising Co., Class A	14,583	1,769,793
Public Storage	49,924	14,648,700
SBA Communications Corp.	37,571	8,823,174
		25,241,667

Schedule of Investments - Disciplined Core Value Fund

	Shares	Value
Specialty Retail — 2.3%
Bath & Body Works, Inc.	137,407	$4,116,714
Gap, Inc.	144,666	3,155,165
Home Depot, Inc.	63,821	23,399,331
Lowe's Cos., Inc.	43,209	9,586,781
Ulta Beauty, Inc.(1)	7,246	3,389,824
		43,647,815
Technology Hardware, Storage and Peripherals — 1.8%
Apple, Inc.	86,514	17,750,077
Hewlett Packard Enterprise Co.	603,230	12,336,054
NetApp, Inc.	29,680	3,162,404
		33,248,535
Textiles, Apparel and Luxury Goods — 0.4%
Ralph Lauren Corp.	26,797	7,349,881
Trading Companies and Distributors — 1.8%
Core & Main, Inc., Class A(1)	64,118	3,869,521
Ferguson Enterprises, Inc.	82,755	18,019,901
MSC Industrial Direct Co., Inc., Class A	40,154	3,413,893
Rush Enterprises, Inc., Class A	25,089	1,292,334
Watsco, Inc.	6,800	3,003,016
WESCO International, Inc.	24,987	4,627,593
		34,226,258
TOTAL COMMON STOCKS (Cost $1,571,605,379)		1,881,511,760
SHORT-TERM INVESTMENTS — 0.5%
Money Market Funds — 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class	46,235	46,235
Repurchase Agreements — 0.5%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 3.75%, 12/31/28, valued at $1,172,785), in a joint trading account at 4.35%, dated 6/30/25, due 7/1/25 (Delivery value $1,149,749)		1,149,610
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 4.00%, 12/15/27, valued at $9,085,288), at 4.39%, dated 6/30/25, due 7/1/25 (Delivery value $8,908,086)		8,907,000
		10,056,610
TOTAL SHORT-TERM INVESTMENTS (Cost $10,102,845)		10,102,845
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $1,581,708,224)		1,891,614,605
OTHER ASSETS AND LIABILITIES — 0.0%		(338,356)
TOTAL NET ASSETS — 100.0%		$1,891,276,249

NOTES TO SCHEDULE OF INVESTMENTS
(1)Non-income producing.

Schedule of Investments - Disciplined Core Value Fund

FAIR VALUE MEASUREMENTS
The following is a summary of the fund’s valuation inputs as of period end.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$1,881,511,760	—	—
Short-Term Investments	46,235	$10,056,610	—
	$1,881,557,995	$10,056,610	—

See Notes to Financial Statements.

Schedule of Investments - Disciplined Growth Fund

JUNE 30, 2025

	Shares	Value
COMMON STOCKS — 99.6%
Aerospace and Defense — 0.1%
General Electric Co.	1,900	$489,041
Automobiles — 2.3%
Tesla, Inc.(1)	32,816	10,424,330
Beverages — 0.6%
Coca-Cola Co.	12,241	866,051
Monster Beverage Corp.(1)	31,625	1,980,990
		2,847,041
Biotechnology — 2.8%
AbbVie, Inc.	25,842	4,796,792
Alnylam Pharmaceuticals, Inc.(1)	5,861	1,911,213
Exelixis, Inc.(1)	10,367	456,926
Gilead Sciences, Inc.	38,717	4,292,554
Natera, Inc.(1)	4,430	748,404
Neurocrine Biosciences, Inc.(1)	3,545	445,571
		12,651,460
Broadline Retail — 6.0%
Amazon.com, Inc.(1)	121,687	26,696,911
Coupang, Inc.(1)	16,320	488,947
eBay, Inc.	1,221	90,916
		27,276,774
Building Products — 0.8%
Builders FirstSource, Inc.(1)	1,006	117,390
Griffon Corp.	2,260	163,556
Lennox International, Inc.	2,152	1,233,613
Masco Corp.	2,469	158,905
Trane Technologies PLC	4,295	1,878,676
		3,552,140
Capital Markets — 0.9%
Cboe Global Markets, Inc.	974	227,146
Evercore, Inc., Class A	887	239,508
Goldman Sachs Group, Inc.	1,054	745,968
Lazard, Inc.	9,118	437,482
MSCI, Inc.	3,923	2,262,551
		3,912,655
Chemicals — 0.1%
Scotts Miracle-Gro Co.	3,628	239,303
Commercial Services and Supplies — 1.4%
Cintas Corp.	25,329	5,645,074
Rollins, Inc.	8,963	505,693
		6,150,767
Communications Equipment — 1.5%
Arista Networks, Inc.(1)	57,389	5,871,469
Motorola Solutions, Inc.	1,994	838,397
		6,709,866
Construction and Engineering — 0.6%
EMCOR Group, Inc.	2,898	1,550,111
Primoris Services Corp.	1,694	132,030
Sterling Infrastructure, Inc.(1)	2,397	553,060

Schedule of Investments - Disciplined Growth Fund

	Shares	Value
Valmont Industries, Inc.	1,173	$383,067
		2,618,268
Consumer Staples Distribution & Retail — 2.0%
Costco Wholesale Corp.	5,925	5,865,394
Dollar Tree, Inc.(1)	10,995	1,088,945
Maplebear, Inc.(1)	6,900	312,156
Performance Food Group Co.(1)	4,865	425,541
Sysco Corp.	12,344	934,935
U.S. Foods Holding Corp.(1)	8,501	654,662
		9,281,633
Electric Utilities — 0.1%
NRG Energy, Inc.	3,503	562,512
Electrical Equipment — 0.3%
Vertiv Holdings Co., Class A	10,382	1,333,153
Electronic Equipment, Instruments and Components — 0.4%
TE Connectivity PLC	11,735	1,979,342
Energy Equipment and Services — 0.0%
Weatherford International PLC	2,560	128,794
Entertainment — 2.8%
Electronic Arts, Inc.	2,823	450,833
Netflix, Inc.(1)	5,459	7,310,311
Roku, Inc.(1)	1,794	157,675
Spotify Technology SA(1)	6,122	4,697,655
		12,616,474
Financial Services — 4.7%
Mastercard, Inc., Class A	20,883	11,734,993
Toast, Inc., Class A(1)	23,948	1,060,657
Visa, Inc., Class A	23,830	8,460,841
		21,256,491
Food Products — 0.1%
Cal-Maine Foods, Inc.	2,233	222,474
Health Care Equipment and Supplies — 0.2%
Dexcom, Inc.(1)	2,818	245,983
ResMed, Inc.	3,410	879,780
		1,125,763
Health Care Providers and Services — 0.1%
DaVita, Inc.(1)	3,618	515,384
Health Care Technology — 0.8%
Veeva Systems, Inc., Class A(1)	12,962	3,732,797
Hotels, Restaurants and Leisure — 3.4%
Airbnb, Inc., Class A(1)	3,081	407,740
Booking Holdings, Inc.	1,359	7,867,577
Brinker International, Inc.(1)	5,613	1,012,192
DoorDash, Inc., Class A(1)	14,329	3,532,242
DraftKings, Inc., Class A(1)	22,214	952,758
Expedia Group, Inc.	11,191	1,887,698
		15,660,207
Household Products — 0.6%
Colgate-Palmolive Co.	27,699	2,517,839
Insurance — 0.6%
Progressive Corp.	10,720	2,860,739
Interactive Media and Services — 10.0%
Alphabet, Inc., Class A	89,448	15,763,421

Schedule of Investments - Disciplined Growth Fund

	Shares	Value
Alphabet, Inc., Class C	47,494	$8,424,961
Cargurus, Inc.(1)	6,365	213,037
Meta Platforms, Inc., Class A	28,661	21,154,397
		45,555,816
IT Services — 1.1%
Accenture PLC, Class A	1,406	420,240
Cloudflare, Inc., Class A(1)	10,857	2,126,126
MongoDB, Inc.(1)	795	166,942
Snowflake, Inc., Class A(1)	9,730	2,177,282
		4,890,590
Leisure Products — 0.2%
Hasbro, Inc.	10,923	806,336
Pharmaceuticals — 1.9%
Bristol-Myers Squibb Co.	68,724	3,181,234
Eli Lilly & Co.	7,145	5,569,742
		8,750,976
Real Estate Management and Development — 0.0%
Compass, Inc., Class A(1)	23,770	149,276
Semiconductors and Semiconductor Equipment — 18.4%
Applied Materials, Inc.	4,945	905,281
Broadcom, Inc.	69,085	19,043,280
Cirrus Logic, Inc.(1)	1,972	205,591
KLA Corp.	6,201	5,554,484
Lam Research Corp.	7,034	684,689
NVIDIA Corp.	322,038	50,878,784
QUALCOMM, Inc.	32,895	5,238,858
Teradyne, Inc.	10,436	938,405
		83,449,372
Software — 21.6%
AppLovin Corp., Class A(1)	5,512	1,929,641
Atlassian Corp., Class A(1)	10,324	2,096,701
Autodesk, Inc.(1)	10,274	3,180,522
Cadence Design Systems, Inc.(1)	9,245	2,848,847
Clear Secure, Inc., Class A	5,012	139,133
Crowdstrike Holdings, Inc., Class A(1)	6,455	3,287,596
Datadog, Inc., Class A(1)	23,852	3,204,039
Fair Isaac Corp.(1)	1,284	2,347,101
Fortinet, Inc.(1)	23,957	2,532,734
HubSpot, Inc.(1)	3,423	1,905,344
Intuit, Inc.	9,283	7,311,569
Microsoft Corp.	84,763	42,161,964
Nutanix, Inc., Class A(1)	3,797	290,243
Palantir Technologies, Inc., Class A(1)	32,780	4,468,570
Palo Alto Networks, Inc.(1)	20,896	4,276,157
Salesforce, Inc.	13,495	3,679,952
ServiceNow, Inc.(1)	7,417	7,625,269
Tenable Holdings, Inc.(1)	5,010	169,238
UiPath, Inc., Class A(1)	19,056	243,917
Workday, Inc., Class A(1)	10,746	2,579,040
Zscaler, Inc.(1)	6,497	2,039,668
		98,317,245
Specialty Retail — 2.1%
Bath & Body Works, Inc.	8,770	262,749

Schedule of Investments - Disciplined Growth Fund

	Shares	Value
Carvana Co.(1)	271	$91,316
Gap, Inc.	25,192	549,438
Home Depot, Inc.	16,433	6,024,995
Lowe's Cos., Inc.	11,720	2,600,316
		9,528,814
Technology Hardware, Storage and Peripherals — 9.7%
Apple, Inc.	215,400	44,193,618
Textiles, Apparel and Luxury Goods — 0.5%
Deckers Outdoor Corp.(1)	5,969	615,225
Kontoor Brands, Inc.	2,278	150,280
Lululemon Athletica, Inc.(1)	3,840	912,307
NIKE, Inc., Class B	6,484	460,623
		2,138,435
Trading Companies and Distributors — 0.9%
Fastenal Co.	25,346	1,064,532
Rush Enterprises, Inc., Class A	3,256	167,716
WW Grainger, Inc.	2,725	2,834,654
		4,066,902
TOTAL COMMON STOCKS (Cost $192,895,501)		452,512,627
SHORT-TERM INVESTMENTS — 0.5%
Money Market Funds — 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class	10,395	10,395
Repurchase Agreements — 0.5%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 3.75%, 12/31/28, valued at $258,397), in a joint trading account at 4.35%, dated 6/30/25, due 7/1/25 (Delivery value $253,322)		253,291
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 4.00%, 12/15/27, valued at $2,001,399), at 4.39%, dated 6/30/25, due 7/1/25 (Delivery value $1,962,239)		1,962,000
		2,215,291
TOTAL SHORT-TERM INVESTMENTS (Cost $2,225,686)		2,225,686
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $195,121,187)		454,738,313
OTHER ASSETS AND LIABILITIES — (0.1)%		(346,389)
TOTAL NET ASSETS — 100.0%		$454,391,924

NOTES TO SCHEDULE OF INVESTMENTS
(1)Non-income producing.

FAIR VALUE MEASUREMENTS
The following is a summary of the fund’s valuation inputs as of period end.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$452,512,627	—	—
Short-Term Investments	10,395	$2,215,291	—
	$452,523,022	$2,215,291	—

Schedule of Investments - Disciplined Growth Fund

DERIVATIVE INSTRUMENTS
As of period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. The following is a summary of the effect of derivative instruments on the Statement of Operations for the period ended June 30, 2025.

Type of Risk Exposure
Equity Risk
Net realized gain (loss) on:
Futures contract transactions	$79,425

See Notes to Financial Statements.

Schedule of Investments - Equity Growth Fund

JUNE 30, 2025

	Shares	Value
COMMON STOCKS — 99.4%
Aerospace and Defense — 0.6%
Lockheed Martin Corp.	21,494	$9,954,731
Air Freight and Logistics — 1.1%
FedEx Corp.	25,262	5,742,305
United Parcel Service, Inc., Class B	131,636	13,287,338
		19,029,643
Automobile Components — 0.1%
BorgWarner, Inc.	75,181	2,517,060
Automobiles — 0.9%
Tesla, Inc.(1)	49,775	15,811,526
Banks — 3.9%
Bank of America Corp.	57,510	2,721,373
JPMorgan Chase & Co.	158,085	45,830,422
PNC Financial Services Group, Inc.	9,512	1,773,227
U.S. Bancorp	304,554	13,781,069
Wells Fargo & Co.	32,362	2,592,844
		66,698,935
Beverages — 0.1%
Constellation Brands, Inc., Class A	8,667	1,409,948
Biotechnology — 4.4%
AbbVie, Inc.	127,166	23,604,553
Alnylam Pharmaceuticals, Inc.(1)	17,536	5,718,314
Amgen, Inc.	61,275	17,108,593
Gilead Sciences, Inc.	182,874	20,275,240
Halozyme Therapeutics, Inc.(1)	17,326	901,299
Natera, Inc.(1)	15,344	2,592,215
Neurocrine Biosciences, Inc.(1)	33,246	4,178,690
PTC Therapeutics, Inc.(1)	29,894	1,460,023
		75,838,927
Broadline Retail — 5.3%
Amazon.com, Inc.(1)	371,658	81,538,048
eBay, Inc.	121,808	9,069,824
		90,607,872
Building Products — 0.6%
Lennox International, Inc.	3,018	1,730,038
Masco Corp.	35,688	2,296,880
Trane Technologies PLC	16,142	7,060,672
		11,087,590
Capital Markets — 1.1%
Cboe Global Markets, Inc.	27,658	6,450,122
Evercore, Inc., Class A	4,402	1,188,628
Goldman Sachs Group, Inc.	4,193	2,967,596
Morgan Stanley	19,290	2,717,190
MSCI, Inc.	8,876	5,119,144
		18,442,680
Chemicals — 0.3%
International Flavors & Fragrances, Inc.	8,967	659,523
PPG Industries, Inc.	39,873	4,535,554
		5,195,077

Schedule of Investments - Equity Growth Fund

	Shares	Value
Commercial Services and Supplies — 0.4%
Rollins, Inc.	33,623	$1,897,010
Veralto Corp.	53,874	5,438,580
		7,335,590
Communications Equipment — 2.0%
Arista Networks, Inc.(1)	26,678	2,729,426
Cisco Systems, Inc.	397,392	27,571,057
F5, Inc.(1)	14,224	4,186,408
		34,486,891
Construction and Engineering — 0.5%
EMCOR Group, Inc.	10,425	5,576,228
Granite Construction, Inc.	22,908	2,142,127
Valmont Industries, Inc.	5,044	1,647,219
		9,365,574
Consumer Finance — 0.5%
Enova International, Inc.(1)	19,718	2,198,951
Synchrony Financial	87,114	5,813,989
		8,012,940
Consumer Staples Distribution & Retail — 3.7%
Costco Wholesale Corp.	3,943	3,903,333
Dollar General Corp.	49,899	5,707,448
Dollar Tree, Inc.(1)	74,077	7,336,586
Kroger Co.	175,739	12,605,758
Maplebear, Inc.(1)	54,420	2,461,961
Sysco Corp.	123,018	9,317,383
Target Corp.	38,177	3,766,161
Walmart, Inc.	183,247	17,917,892
		63,016,522
Electrical Equipment — 0.5%
Acuity, Inc.	6,009	1,792,725
Generac Holdings, Inc.(1)	20,314	2,909,168
Vertiv Holdings Co., Class A	25,386	3,259,816
		7,961,709
Electronic Equipment, Instruments and Components — 0.7%
Ralliant Corp.(1)	7,751	375,814
TE Connectivity PLC	68,477	11,550,015
		11,925,829
Energy Equipment and Services — 0.3%
Baker Hughes Co.	34,303	1,315,177
Schlumberger NV	113,062	3,821,496
		5,136,673
Entertainment — 1.2%
Electronic Arts, Inc.	46,011	7,347,957
Netflix, Inc.(1)	7,596	10,172,031
Spotify Technology SA(1)	3,650	2,800,791
		20,320,779
Financial Services — 4.3%
Affirm Holdings, Inc.(1)	30,353	2,098,606
Berkshire Hathaway, Inc., Class B(1)	20,028	9,729,002
Mastercard, Inc., Class A	46,184	25,952,637
PayPal Holdings, Inc.(1)	239,725	17,816,362
Toast, Inc., Class A(1)	66,516	2,945,994
Visa, Inc., Class A	43,545	15,460,652
		74,003,253

Schedule of Investments - Equity Growth Fund

	Shares	Value
Food Products — 0.6%
Ingredion, Inc.	34,360	$4,659,903
Pilgrim's Pride Corp.	108,542	4,882,219
		9,542,122
Ground Transportation — 0.3%
Uber Technologies, Inc.(1)	50,108	4,675,076
Health Care Equipment and Supplies — 1.4%
Dexcom, Inc.(1)	14,853	1,296,518
Lantheus Holdings, Inc.(1)	27,353	2,239,117
Medtronic PLC	114,530	9,983,580
ResMed, Inc.	42,290	10,910,820
		24,430,035
Health Care Providers and Services — 1.6%
DaVita, Inc.(1)	9,511	1,354,842
HCA Healthcare, Inc.	32,587	12,484,080
UnitedHealth Group, Inc.	43,289	13,504,869
		27,343,791
Health Care Technology — 0.2%
Veeva Systems, Inc., Class A(1)	11,357	3,270,589
Hotels, Restaurants and Leisure — 3.1%
Airbnb, Inc., Class A(1)	54,600	7,225,764
Booking Holdings, Inc.	4,190	24,256,916
DoorDash, Inc., Class A(1)	38,995	9,612,657
DraftKings, Inc., Class A(1)	51,507	2,209,135
Expedia Group, Inc.	32,695	5,514,993
Yum! Brands, Inc.	31,650	4,689,897
		53,509,362
Household Products — 2.2%
Clorox Co.	29,845	3,583,489
Colgate-Palmolive Co.	169,223	15,382,371
Kimberly-Clark Corp.	51,330	6,617,464
Procter & Gamble Co.	78,789	12,552,663
		38,135,987
Insurance — 2.6%
Allstate Corp.	19,547	3,935,007
Arch Capital Group Ltd.	36,868	3,356,831
Chubb Ltd.	5,434	1,574,338
Everest Group Ltd.	2,566	872,055
Hartford Insurance Group, Inc.	38,764	4,917,989
Progressive Corp.	81,002	21,616,194
Travelers Cos., Inc.	18,635	4,985,608
W.R. Berkley Corp.	47,625	3,499,009
		44,757,031
Interactive Media and Services — 7.1%
Alphabet, Inc., Class A	184,476	32,510,206
Alphabet, Inc., Class C	205,224	36,404,685
Meta Platforms, Inc., Class A	71,182	52,538,722
		121,453,613
IT Services — 2.6%
Accenture PLC, Class A	71,864	21,479,431
Cognizant Technology Solutions Corp., Class A	38,024	2,967,013
GoDaddy, Inc., Class A(1)	15,568	2,803,174
International Business Machines Corp.	36,000	10,612,080

Schedule of Investments - Equity Growth Fund

	Shares	Value
Twilio, Inc., Class A(1)	21,936	$2,727,961
VeriSign, Inc.	11,146	3,218,965
		43,808,624
Life Sciences Tools and Services — 0.5%
Agilent Technologies, Inc.	42,357	4,998,549
Illumina, Inc.(1)	26,132	2,493,254
IQVIA Holdings, Inc.(1)	8,725	1,374,973
		8,866,776
Machinery — 1.9%
AGCO Corp.	9,565	986,725
Caterpillar, Inc.	54,130	21,013,807
Cummins, Inc.	13,809	4,522,448
Donaldson Co., Inc.	20,160	1,398,096
Fortive Corp.	23,251	1,212,075
Otis Worldwide Corp.	12,515	1,239,235
Parker-Hannifin Corp.	3,602	2,515,889
		32,888,275
Oil, Gas and Consumable Fuels — 1.0%
Exxon Mobil Corp.	123,186	13,279,451
Valero Energy Corp.	32,150	4,321,603
		17,601,054
Personal Care Products — 0.1%
Estee Lauder Cos., Inc., Class A	17,910	1,447,128
Pharmaceuticals — 3.0%
Bristol-Myers Squibb Co.	420,545	19,467,028
Eli Lilly & Co.	10,714	8,351,885
Johnson & Johnson	150,855	23,043,101
		50,862,014
Professional Services — 0.9%
Broadridge Financial Solutions, Inc.	26,874	6,531,188
Genpact Ltd.	18,746	825,012
Leidos Holdings, Inc.	30,673	4,838,973
SS&C Technologies Holdings, Inc.	33,028	2,734,718
		14,929,891
Retail REITs — 0.2%
Simon Property Group, Inc.	23,866	3,836,698
Semiconductors and Semiconductor Equipment — 13.5%
Applied Materials, Inc.	133,509	24,441,493
Broadcom, Inc.	121,814	33,578,029
KLA Corp.	10,588	9,484,095
Lam Research Corp.	126,026	12,267,371
Monolithic Power Systems, Inc.	2,190	1,601,722
NVIDIA Corp.	836,460	132,152,315
QUALCOMM, Inc.	113,771	18,119,170
		231,644,195
Software — 13.0%
AppLovin Corp., Class A(1)	6,216	2,176,097
Atlassian Corp., Class A(1)	15,812	3,211,259
Autodesk, Inc.(1)	13,169	4,076,727
Crowdstrike Holdings, Inc., Class A(1)	19,168	9,762,454
Datadog, Inc., Class A(1)	20,604	2,767,735
Fortinet, Inc.(1)	132,379	13,995,108
Gen Digital, Inc.	71,765	2,109,891

Schedule of Investments - Equity Growth Fund

	Shares	Value
Intuit, Inc.	33,256	$26,193,423
Microsoft Corp.	208,562	103,740,825
Nutanix, Inc., Class A(1)	37,702	2,881,941
Palantir Technologies, Inc., Class A(1)	57,852	7,886,385
Salesforce, Inc.	82,973	22,625,907
ServiceNow, Inc.(1)	14,197	14,595,652
Workday, Inc., Class A(1)	30,677	7,362,480
		223,385,884
Specialized REITs — 0.1%
Millrose Properties, Inc.	4,704	134,111
Public Storage	8,134	2,386,678
		2,520,789
Specialty Retail — 3.3%
Abercrombie & Fitch Co., Class A(1)	20,410	1,690,968
Gap, Inc.	101,323	2,209,855
Home Depot, Inc.	65,963	24,184,674
Lowe's Cos., Inc.	85,402	18,948,142
TJX Cos., Inc.	27,133	3,350,654
Ulta Beauty, Inc.(1)	2,423	1,133,528
Williams-Sonoma, Inc.	26,794	4,377,336
		55,895,157
Technology Hardware, Storage and Peripherals — 5.8%
Apple, Inc.	465,200	95,445,084
Hewlett Packard Enterprise Co.	132,524	2,710,116
Pure Storage, Inc., Class A(1)	23,231	1,337,641
		99,492,841
Textiles, Apparel and Luxury Goods — 1.0%
Lululemon Athletica, Inc.(1)	8,974	2,132,043
NIKE, Inc., Class B	203,681	14,469,498
		16,601,541
Trading Companies and Distributors — 0.9%
Core & Main, Inc., Class A(1)	49,405	2,981,592
Ferguson Enterprises, Inc.	13,901	3,026,943
United Rentals, Inc.	8,513	6,413,694
WESCO International, Inc.	15,522	2,874,674
		15,296,903
TOTAL COMMON STOCKS (Cost $1,089,049,600)		1,704,355,125
SHORT-TERM INVESTMENTS — 0.7%
Money Market Funds — 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class	43,795	43,795
Repurchase Agreements — 0.7%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 3.75%, 12/31/28, valued at $1,275,818), in a joint trading account at 4.35%, dated 6/30/25, due 7/1/25 (Delivery value $1,250,758)		1,250,607
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 4.00%, 12/15/27, valued at $9,883,853), at 4.39%, dated 6/30/25, due 7/1/25 (Delivery value $9,691,182)		9,690,000
		10,940,607
TOTAL SHORT-TERM INVESTMENTS (Cost $10,984,402)		10,984,402
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $1,100,034,002)		1,715,339,527
OTHER ASSETS AND LIABILITIES — (0.1)%		(1,182,824)
TOTAL NET ASSETS — 100.0%		$1,714,156,703

Schedule of Investments - Equity Growth Fund

NOTES TO SCHEDULE OF INVESTMENTS
(1)Non-income producing.

FAIR VALUE MEASUREMENTS
The following is a summary of the fund’s valuation inputs as of period end.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$1,704,355,125	—	—
Short-Term Investments	43,795	$10,940,607	—
	$1,704,398,920	$10,940,607	—

See Notes to Financial Statements.

Schedule of Investments - Global Gold Fund
JUNE 30, 2025

	Shares	Value
COMMON STOCKS — 99.6%
Australia — 15.0%
Capricorn Metals Ltd.(1)	2,951,100	$18,797,053
Evolution Mining Ltd.	4,455,697	23,197,668
Genesis Minerals Ltd.(1)	819,300	2,355,397
Gold Road Resources Ltd.	4,630,900	10,060,188
Northern Star Resources Ltd.	3,438,717	42,475,507
Perseus Mining Ltd.	8,519,300	19,348,939
Ramelius Resources Ltd.	3,851,800	6,485,958
Regis Resources Ltd.(1)	5,592,200	16,413,474
Resolute Mining Ltd.(1)	10,272,400	4,184,911
West African Resources Ltd.(1)	6,196,700	9,412,768
Westgold Resources Ltd.	3,167,900	6,061,103
		158,792,966
Canada — 50.8%
Agnico Eagle Mines Ltd.	526,573	62,625,327
Alamos Gold, Inc., Class A	1,403,300	37,271,648
Allied Gold Corp.(1)	188,500	2,530,406
Aya Gold & Silver, Inc.(1)(2)	247,600	2,227,354
B2Gold Corp.	6,083,700	21,962,157
Barrick Mining Corp.	2,106,120	43,849,418
Centerra Gold, Inc.	576,900	4,155,968
Dundee Precious Metals, Inc.(2)	1,260,700	20,256,373
Eldorado Gold Corp.(1)	190,200	3,868,668
Endeavour Silver Corp.(1)(2)	2,740,200	13,481,784
Equinox Gold Corp.(1)	985,145	5,686,242
Fortuna Mining Corp.(1)(2)	952,700	6,230,658
Franco-Nevada Corp.	245,300	40,209,576
G Mining Ventures Corp.(1)	181,100	2,364,574
IAMGOLD Corp.(1)	3,302,300	24,271,905
K92 Mining, Inc.(1)	1,771,600	19,982,945
Kinross Gold Corp.	3,644,857	56,969,115
Lundin Gold, Inc.	123,600	6,526,044
Mandalay Resources Corp.(1)	746,200	2,630,263
New Gold, Inc.(1)	1,100,000	5,445,000
Novagold Resources, Inc.(1)	579,200	2,381,876
OceanaGold Corp.	1,606,866	22,679,614
OR Royalties, Inc.	565,200	14,531,292
Orla Mining Ltd.(1)(2)	394,500	3,963,106
Pan American Silver Corp.	967,963	27,490,149
Rupert Resources Ltd.(1)	413,300	1,450,761
SSR Mining, Inc.(1)	343,300	4,373,642
Torex Gold Resources, Inc.(1)	586,264	19,123,809
Triple Flag Precious Metals Corp.	244,100	5,788,132
Victoria Gold Corp./Vancouver(1)(2)	473,000	41,682
Wheaton Precious Metals Corp.	602,800	54,131,440
		538,500,928
China — 7.1%
Zhaojin Mining Industry Co. Ltd., H Shares	5,766,000	15,156,385
Zijin Mining Group Co. Ltd., H Shares	23,514,000	60,473,556
		75,629,941

Schedule of Investments - Global Gold Fund

	Shares	Value
Japan — 0.2%
ARE Holdings, Inc.	160,600	$2,007,777
Peru — 0.4%
Cia de Minas Buenaventura SAA, ADR	250,200	4,108,284
South Africa — 13.3%
Anglogold Ashanti PLC (New York)	955,122	43,524,909
DRDGOLD Ltd., ADR	923,000	12,303,590
Gold Fields Ltd., ADR	1,897,800	44,920,926
Harmony Gold Mining Co. Ltd., ADR	2,277,200	31,812,484
Impala Platinum Holdings Ltd.(1)	391,800	3,520,420
Northam Platinum Holdings Ltd.(2)	404,500	4,397,574
		140,479,903
United Kingdom — 3.7%
Endeavour Mining PLC	1,128,004	34,782,367
Hochschild Mining PLC	1,328,600	4,682,974
		39,465,341
United States — 9.1%
Coeur Mining, Inc.(1)	755,900	6,697,274
Hecla Mining Co.	1,087,400	6,513,526
Newmont Corp.	786,480	45,820,325
Royal Gold, Inc.	211,021	37,527,974
		96,559,099
TOTAL COMMON STOCKS (Cost $475,881,428)		1,055,544,239
SHORT-TERM INVESTMENTS — 1.1%
Money Market Funds — 0.6%
State Street Institutional U.S. Government Money Market Fund, Premier Class	13,092	13,092
State Street Navigator Securities Lending Government Money Market Portfolio(3)	6,410,577	6,410,577
		6,423,669
Repurchase Agreements — 0.5%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 3.75%, 12/31/28, valued at $556,358), in a joint trading account at 4.35%, dated 6/30/25, due 7/1/25 (Delivery value $545,429)		545,363
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.125%, 1/15/35, valued at $4,309,571), at 4.39%, dated 6/30/25, due 7/1/25 (Delivery value $4,225,515)		4,225,000
		4,770,363
TOTAL SHORT-TERM INVESTMENTS (Cost $11,194,032)		11,194,032
TOTAL INVESTMENT SECURITIES — 100.7% (Cost $487,075,460)		1,066,738,271
OTHER ASSETS AND LIABILITIES — (0.7)%		(7,165,758)
TOTAL NET ASSETS — 100.0%		$1,059,572,513

NOTES TO SCHEDULE OF INVESTMENTS
ADR	–	American Depositary Receipt
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $18,481,269. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $19,299,915, which includes securities collateral of $12,889,338.

Schedule of Investments - Global Gold Fund

FAIR VALUE MEASUREMENTS
The following is a summary of the fund’s valuation inputs as of period end.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Australia	—	$158,792,966	—
Canada	$416,711,779	121,789,149	—
China	—	75,629,941	—
Japan	—	2,007,777	—
South Africa	132,561,909	7,917,994	—
United Kingdom	—	39,465,341	—
Other Countries	100,667,383	—	—
Short-Term Investments	6,423,669	4,770,363	—
	$656,364,740	$410,373,531	—

See Notes to Financial Statements.

Schedule of Investments - Small Company Fund
JUNE 30, 2025

	Shares	Value
COMMON STOCKS — 99.7%
Aerospace and Defense — 0.3%
Ducommun, Inc.(1)	2,272	$187,736
V2X, Inc.(1)	4,375	212,406
		400,142
Automobile Components — 0.5%
American Axle & Manufacturing Holdings, Inc.(1)	61,089	249,243
Visteon Corp.(1)	4,795	447,374
		696,617
Banks — 8.7%
Bank of NT Butterfield & Son Ltd.	20,491	907,341
BankUnited, Inc.	25,314	900,925
Brookline Bancorp, Inc.	58,785	620,182
Byline Bancorp, Inc.	13,498	360,802
Cadence Bank	14,067	449,863
First BanCorp	22,321	464,946
First Financial Bancorp	31,827	772,123
First Financial Corp.	4,949	268,186
Fulton Financial Corp.	40,623	732,839
Hanmi Financial Corp.	21,574	532,446
Heritage Financial Corp.	2,776	66,180
Home BancShares, Inc.	12,871	366,309
Hope Bancorp, Inc.	31,362	336,514
Horizon Bancorp, Inc.	14,262	219,350
International Bancshares Corp.	6,049	402,621
Mercantile Bank Corp.	4,125	191,441
Metropolitan Bank Holding Corp.(1)	7,577	530,390
National Bank Holdings Corp., Class A	7,672	288,544
Northwest Bancshares, Inc.	31,079	397,190
OFG Bancorp	16,141	690,835
Old Second Bancorp, Inc.	14,803	262,605
Pathward Financial, Inc.	7,909	625,760
Peoples Bancorp, Inc.	17,328	529,197
Popular, Inc.	3,739	412,075
QCR Holdings, Inc.	6,509	441,961
Tompkins Financial Corp.	4,331	271,684
TriCo Bancshares	6,583	266,546
Veritex Holdings, Inc.	10,690	279,009
WaFd, Inc.	1,504	44,037
		12,631,901
Beverages — 0.3%
Celsius Holdings, Inc.(1)	9,279	430,453
Coca-Cola Consolidated, Inc.	595	66,431
		496,884
Biotechnology — 5.7%
ACADIA Pharmaceuticals, Inc.(1)	72,605	1,566,090
Alkermes PLC(1)	40,012	1,144,743
Anavex Life Sciences Corp.(1)(2)	14,667	135,230
Aurinia Pharmaceuticals, Inc.(1)	68,381	579,187
BioCryst Pharmaceuticals, Inc.(1)	12,081	108,246
Catalyst Pharmaceuticals, Inc.(1)	38,438	834,105
Dynavax Technologies Corp.(1)	55,926	554,786

Schedule of Investments - Small Company Fund

	Shares	Value
Halozyme Therapeutics, Inc.(1)	6,583	$342,448
Intellia Therapeutics, Inc.(1)(2)	11,533	108,179
Kiniksa Pharmaceuticals International PLC(1)	20,333	562,614
MiMedx Group, Inc.(1)	43,932	268,424
Protagonist Therapeutics, Inc.(1)	4,934	272,702
PTC Therapeutics, Inc.(1)	13,176	643,516
SpringWorks Therapeutics, Inc.(1)	3,324	156,195
Ultragenyx Pharmaceutical, Inc.(1)	10,042	365,127
Veracyte, Inc.(1)	10,572	285,761
Zymeworks, Inc.(1)	27,205	341,423
		8,268,776
Building Products — 1.6%
American Woodmark Corp.(1)	3,660	195,334
Apogee Enterprises, Inc.	7,753	314,772
Griffon Corp.	1,037	75,048
Janus International Group, Inc.(1)	65,795	535,571
Resideo Technologies, Inc.(1)	21,668	477,996
UFP Industries, Inc.	7,808	775,803
		2,374,524
Capital Markets — 4.5%
Acadian Asset Management, Inc.	13,830	487,369
Artisan Partners Asset Management, Inc., Class A	32,732	1,451,009
Cohen & Steers, Inc.	13,852	1,043,748
Hamilton Lane, Inc., Class A	9,100	1,293,292
Perella Weinberg Partners	3,918	76,088
PJT Partners, Inc., Class A	11,981	1,976,985
Stifel Financial Corp.	129	13,388
Victory Capital Holdings, Inc., Class A	2,030	129,250
		6,471,129
Chemicals — 1.3%
Ecovyst, Inc.(1)	42,275	347,923
Ingevity Corp.(1)	5,163	222,474
Perimeter Solutions, Inc.(1)	4,649	64,714
Scotts Miracle-Gro Co.	18,433	1,215,841
		1,850,952
Commercial Services and Supplies — 1.1%
ABM Industries, Inc.	6,828	322,350
BrightView Holdings, Inc.(1)	9,280	154,512
Brink's Co.	1,708	152,507
CoreCivic, Inc.(1)	16,543	348,561
Deluxe Corp.	12,617	200,736
Steelcase, Inc., Class A	33,261	346,912
Vestis Corp.	15,931	91,285
		1,616,863
Communications Equipment — 2.7%
ADTRAN Holdings, Inc.(1)	38,904	348,969
Calix, Inc.(1)	30,067	1,599,264
CommScope Holding Co., Inc.(1)	13,666	113,154
Extreme Networks, Inc.(1)	23,694	425,307
NetScout Systems, Inc.(1)	34,969	867,581
Viavi Solutions, Inc.(1)	55,657	560,466
		3,914,741

Schedule of Investments - Small Company Fund

	Shares	Value
Construction and Engineering — 4.8%
Argan, Inc.	1,075	$237,016
EMCOR Group, Inc.	2,210	1,182,107
Granite Construction, Inc.	14,534	1,359,074
IES Holdings, Inc.(1)	394	116,715
Primoris Services Corp.	11,782	918,289
Sterling Infrastructure, Inc.(1)	10,243	2,363,367
Tutor Perini Corp.(1)	13,388	626,291
Valmont Industries, Inc.	685	223,700
		7,026,559
Consumer Finance — 2.0%
Dave, Inc.(1)	608	163,193
Enova International, Inc.(1)	14,208	1,584,476
FirstCash Holdings, Inc.	3,947	533,398
OneMain Holdings, Inc.	4,646	264,822
World Acceptance Corp.(1)	1,726	284,997
		2,830,886
Consumer Staples Distribution & Retail — 1.1%
Sprouts Farmers Market, Inc.(1)	7,072	1,164,334
United Natural Foods, Inc.(1)	13,704	319,440
Weis Markets, Inc.	1,692	122,653
		1,606,427
Diversified Consumer Services — 2.3%
Coursera, Inc.(1)	65,155	570,758
Frontdoor, Inc.(1)	31,005	1,827,435
Graham Holdings Co., Class B	339	320,751
Perdoceo Education Corp.	10,304	336,838
Udemy, Inc.(1)	47,458	333,630
		3,389,412
Diversified REITs — 0.3%
American Assets Trust, Inc.	25,100	495,725
Diversified Telecommunication Services — 0.4%
IDT Corp., Class B	7,337	501,264
Liberty Latin America Ltd., Class C(1)	22,802	141,828
		643,092
Electric Utilities — 0.2%
ALLETE, Inc.	1,730	110,841
MGE Energy, Inc.	1,277	112,938
		223,779
Electrical Equipment — 2.5%
American Superconductor Corp.(1)	5,053	185,395
Array Technologies, Inc.(1)	76,792	453,073
Atkore, Inc.	17,931	1,265,032
EnerSys	2,475	212,281
NEXTracker, Inc., Class A(1)	8,293	450,890
Powell Industries, Inc.(2)	4,765	1,002,794
Vicor Corp.(1)	1,518	68,856
		3,638,321
Electronic Equipment, Instruments and Components — 2.4%
Arlo Technologies, Inc.(1)	49,039	831,701
Benchmark Electronics, Inc.	12,959	503,198
Daktronics, Inc.(1)(2)	10,573	159,864
FARO Technologies, Inc.(1)	10,393	456,461

Schedule of Investments - Small Company Fund

	Shares	Value
Ouster, Inc.(1)	4,512	$109,416
PC Connection, Inc.	3,659	240,689
ScanSource, Inc.(1)	4,476	187,142
TTM Technologies, Inc.(1)	24,147	985,680
		3,474,151
Energy Equipment and Services — 0.9%
Liberty Energy, Inc.	58,547	672,120
Weatherford International PLC	12,955	651,766
		1,323,886
Entertainment — 0.3%
Playtika Holding Corp.	82,111	388,385
Financial Services — 2.3%
Essent Group Ltd.	12,184	739,934
Flywire Corp.(1)	33,516	392,137
NMI Holdings, Inc., Class A(1)	11,100	468,309
Radian Group, Inc.	20,728	746,623
Remitly Global, Inc.(1)	54,784	1,028,296
		3,375,299
Food Products — 0.3%
Dole PLC	16,976	237,494
Fresh Del Monte Produce, Inc.	7,864	254,951
		492,445
Gas Utilities — 0.3%
UGI Corp.	12,499	455,214
Ground Transportation — 0.3%
Ryder System, Inc.	2,889	459,351
Health Care Equipment and Supplies — 2.3%
AtriCure, Inc.(1)	16,872	552,895
Avanos Medical, Inc.(1)	23,387	286,257
Dentsply Sirona, Inc.	25,085	398,350
Inmode Ltd.(1)	17,450	251,978
Lantheus Holdings, Inc.(1)	7,287	596,514
LivaNova PLC(1)	8,175	368,038
Merit Medical Systems, Inc.(1)	3,094	289,227
Omnicell, Inc.(1)	15,142	445,175
Tandem Diabetes Care, Inc.(1)	4,193	78,158
		3,266,592
Health Care Providers and Services — 4.0%
AdaptHealth Corp.(1)	46,450	438,024
Addus HomeCare Corp.(1)	4,786	551,299
Hims & Hers Health, Inc.(1)(2)	41,234	2,055,515
Option Care Health, Inc.(1)	49,693	1,614,029
Owens & Minor, Inc.(1)	37,123	337,819
Progyny, Inc.(1)	34,431	757,482
		5,754,168
Health Care REITs — 0.6%
CareTrust REIT, Inc.	18,637	570,292
Diversified Healthcare Trust	83,979	300,645
		870,937
Health Care Technology — 1.1%
Phreesia, Inc.(1)	28,191	802,316
Schrodinger, Inc.(1)	14,902	299,828

Schedule of Investments - Small Company Fund

	Shares	Value
Teladoc Health, Inc.(1)	54,612	$475,671
		1,577,815
Hotel & Resort REITs — 0.8%
DiamondRock Hospitality Co.	107,316	822,041
Ryman Hospitality Properties, Inc.	2,996	295,615
		1,117,656
Hotels, Restaurants and Leisure — 1.7%
Everi Holdings, Inc.(1)	20,983	298,798
Global Business Travel Group I(1)	62,687	394,928
Monarch Casino & Resort, Inc.	2,573	222,410
Rush Street Interactive, Inc.(1)	27,933	416,202
Sabre Corp.(1)	126,422	399,493
Super Group SGHC Ltd.	56,073	615,121
Texas Roadhouse, Inc.	727	136,247
		2,483,199
Household Durables — 2.9%
Cavco Industries, Inc.(1)	3,805	1,653,006
Champion Homes, Inc.(1)	5,676	355,374
KB Home	4,531	240,007
La-Z-Boy, Inc.	7,585	281,934
Leggett & Platt, Inc.	13,039	116,308
M/I Homes, Inc.(1)	3,716	416,638
Sonos, Inc.(1)	29,354	317,317
Taylor Morrison Home Corp.(1)	12,602	774,015
		4,154,599
Insurance — 4.3%
CNO Financial Group, Inc.	13,793	532,134
Employers Holdings, Inc.	10,569	498,645
Goosehead Insurance, Inc., Class A	9,070	956,976
Horace Mann Educators Corp.	15,708	674,973
Kinsale Capital Group, Inc.	3,723	1,801,559
Palomar Holdings, Inc.(1)	10,575	1,631,194
Stewart Information Services Corp.	2,290	149,079
		6,244,560
Interactive Media and Services — 1.2%
Cargurus, Inc.(1)	24,350	814,995
Match Group, Inc.	5,652	174,590
Vimeo, Inc.(1)	43,751	176,754
Yelp, Inc.(1)	17,823	610,794
		1,777,133
Leisure Products — 0.1%
Peloton Interactive, Inc., Class A(1)	29,074	201,774
Life Sciences Tools and Services — 0.8%
10X Genomics, Inc., Class A(1)	46,831	542,303
Charles River Laboratories International, Inc.(1)	1,574	238,823
Mesa Laboratories, Inc.	2,657	250,343
Niagen Bioscience, Inc.(1)	12,444	179,318
		1,210,787
Machinery — 2.3%
Blue Bird Corp.(1)	20,409	880,852
Hillenbrand, Inc.	5,935	119,116
Kennametal, Inc.	6,159	141,411
Mueller Industries, Inc.	20,639	1,640,181

Schedule of Investments - Small Company Fund

	Shares	Value
Proto Labs, Inc.(1)	13,147	$526,406
		3,307,966
Marine Transportation — 0.4%
Matson, Inc.	5,489	611,200
Media — 0.7%
Magnite, Inc.(1)	36,189	872,878
TEGNA, Inc.	4,284	71,800
		944,678
Metals and Mining — 1.2%
Commercial Metals Co.	19,488	953,158
Compass Minerals International, Inc.(1)	3,695	74,233
Constellium SE(1)	46,408	617,226
SunCoke Energy, Inc.	11,196	96,174
		1,740,791
Multi-Utilities — 0.5%
Avista Corp.	20,859	791,599
Office REITs — 0.5%
Brandywine Realty Trust	88,406	379,261
Easterly Government Properties, Inc.	3,634	80,675
Paramount Group, Inc.(1)	49,749	303,469
		763,405
Oil, Gas and Consumable Fuels — 2.7%
Civitas Resources, Inc.	9,469	260,587
DHT Holdings, Inc.	51,104	552,434
HF Sinclair Corp.	7,833	321,780
Ovintiv, Inc.	30,156	1,147,436
Par Pacific Holdings, Inc.(1)	6,348	168,413
REX American Resources Corp.(1)	5,030	245,011
Scorpio Tankers, Inc.	22,248	870,564
World Kinect Corp.	10,075	285,626
		3,851,851
Pharmaceuticals — 1.3%
Amneal Pharmaceuticals, Inc.(1)	67,709	547,766
Collegium Pharmaceutical, Inc.(1)	4,348	128,570
Harmony Biosciences Holdings, Inc.(1)	19,467	615,157
Pacira BioSciences, Inc.(1)	22,769	544,179
Supernus Pharmaceuticals, Inc.(1)	1,778	56,043
		1,891,715
Professional Services — 3.8%
CRA International, Inc.	1,191	223,158
Heidrick & Struggles International, Inc.	8,199	375,186
Legalzoom.com, Inc.(1)	65,569	584,220
Maximus, Inc.	17,548	1,231,870
Planet Labs PBC(1)	75,575	461,007
Upwork, Inc.(1)	51,786	696,004
Verra Mobility Corp.(1)	34,727	881,718
WNS Holdings Ltd.(1)	16,322	1,032,203
		5,485,366
Real Estate Management and Development — 0.5%
Compass, Inc., Class A(1)	92,919	583,531
Cushman & Wakefield PLC(1)	15,029	166,371
		749,902

Schedule of Investments - Small Company Fund

	Shares	Value
Retail REITs — 0.5%
CBL & Associates Properties, Inc.	11,202	$284,419
Macerich Co.	7,955	128,712
Tanger, Inc.	11,465	350,599
		763,730
Semiconductors and Semiconductor Equipment — 2.7%
Amkor Technology, Inc.	18,074	379,373
Cirrus Logic, Inc.(1)	13,681	1,426,313
FormFactor, Inc.(1)	5,240	180,308
Impinj, Inc.(1)	2,260	251,018
Onto Innovation, Inc.(1)	2,294	231,534
Penguin Solutions, Inc.(1)	25,983	514,723
Rambus, Inc.(1)	6,647	425,541
Semtech Corp.(1)	10,698	482,908
		3,891,718
Software — 8.2%
Adeia, Inc.	29,944	423,408
Alarm.com Holdings, Inc.(1)	5,849	330,878
Appfolio, Inc., Class A(1)	2,834	652,614
Appian Corp., Class A(1)	4,664	139,267
Asana, Inc., Class A(1)	11,707	158,044
BlackLine, Inc.(1)	5,421	306,937
Blend Labs, Inc., Class A(1)	128,385	423,670
Box, Inc., Class A(1)	47,938	1,638,041
Clear Secure, Inc., Class A	18,727	519,862
Commvault Systems, Inc.(1)	3,861	673,088
LiveRamp Holdings, Inc.(1)	32,396	1,070,364
PagerDuty, Inc.(1)	33,482	511,605
Pegasystems, Inc.	14,290	773,518
PROS Holdings, Inc.(1)	3,661	57,331
Q2 Holdings, Inc.(1)	15,284	1,430,430
Rapid7, Inc.(1)	14,466	334,599
RingCentral, Inc., Class A(1)	30,440	862,974
SPS Commerce, Inc.(1)	4,228	575,389
Tenable Holdings, Inc.(1)	15,512	523,995
UiPath, Inc., Class A(1)	6,114	78,259
Yext, Inc.(1)	53,942	458,507
		11,942,780
Specialized REITs — 0.2%
Outfront Media, Inc.	14,164	231,157
Uniti Group, Inc.(1)	12,882	55,650
		286,807
Specialty Retail — 2.8%
Abercrombie & Fitch Co., Class A(1)	9,837	814,996
American Eagle Outfitters, Inc.	57,092	549,225
Group 1 Automotive, Inc.	1,168	510,077
RealReal, Inc.(1)	51,414	246,273
Signet Jewelers Ltd.	13,395	1,065,572
Warby Parker, Inc., Class A(1)	40,735	893,319
		4,079,462
Textiles, Apparel and Luxury Goods — 1.0%
Crocs, Inc.(1)	9,086	920,230
G-III Apparel Group Ltd.(1)	19,629	439,690

Schedule of Investments - Small Company Fund

	Shares	Value
Kontoor Brands, Inc.	1,099	$72,501
		1,432,421
Trading Companies and Distributors — 3.0%
Core & Main, Inc., Class A(1)	19,671	1,187,145
DNOW, Inc.(1)	53,804	797,913
DXP Enterprises, Inc.(1)	3,548	310,982
MRC Global, Inc.(1)	43,441	595,576
WESCO International, Inc.	8,159	1,511,047
		4,402,663
Wireless Telecommunication Services — 0.5%
Telephone & Data Systems, Inc.	19,860	706,619
TOTAL COMMON STOCKS (Cost $117,588,448)		144,849,354
RIGHTS — 0.0%
Biotechnology — 0.0%
Poseida Therapeutics, Inc.(1)(2) (Cost $15,546)	31,092	15,546
SHORT-TERM INVESTMENTS — 0.6%
Money Market Funds — 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class	1,846	1,846
State Street Navigator Securities Lending Government Money Market Portfolio(3)	331,111	331,111
		332,957
Repurchase Agreements — 0.4%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 3.75%, 12/31/28, valued at $64,567), in a joint trading account at 4.35%, dated 6/30/25, due 7/1/25 (Delivery value $63,300)		63,292
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 4.00%, 12/15/27, valued at $499,902), at 4.39%, dated 6/30/25, due 7/1/25 (Delivery value $490,060)		490,000
		553,292
TOTAL SHORT-TERM INVESTMENTS (Cost $886,249)		886,249
TOTAL INVESTMENT SECURITIES — 100.3% (Cost $118,490,243)		145,751,149
OTHER ASSETS AND LIABILITIES — (0.3)%		(384,278)
TOTAL NET ASSETS — 100.0%		$145,366,871

NOTES TO SCHEDULE OF INVESTMENTS
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $2,379,305. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $2,448,473, which includes securities collateral of $2,117,362.

FAIR VALUE MEASUREMENTS
The following is a summary of the fund’s valuation inputs as of period end.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$144,849,354	—	—
Rights	15,546	—	—
Short-Term Investments	332,957	$553,292	—
	$145,197,857	$553,292	—

See Notes to Financial Statements.

Schedule of Investments - Utilities Fund
JUNE 30, 2025

	Shares	Value
COMMON STOCKS — 99.2%
Construction and Engineering — 1.7%
MDU Resources Group, Inc.	291,044	$4,851,704
Electric Utilities — 51.7%
American Electric Power Co., Inc.	106,057	11,004,474
Constellation Energy Corp.	43,073	13,902,241
Duke Energy Corp.	197,688	23,327,184
Edison International	83,548	4,311,077
Entergy Corp.	38,455	3,196,380
Evergy, Inc.	121,132	8,349,629
Eversource Energy	69,226	4,404,158
Exelon Corp.	306,989	13,329,462
FirstEnergy Corp.	26,906	1,083,236
NextEra Energy, Inc.	339,595	23,574,685
NRG Energy, Inc.	41,005	6,584,583
PG&E Corp.	478,857	6,675,267
Portland General Electric Co.	118,250	4,804,497
PPL Corp.	35,236	1,194,148
Southern Co.	147,943	13,585,606
Xcel Energy, Inc.	58,402	3,977,176
		143,303,803
Gas Utilities — 8.8%
Atmos Energy Corp.	31,744	4,892,068
New Jersey Resources Corp.	106,893	4,790,944
Northwest Natural Holding Co.	122,411	4,862,165
ONE Gas, Inc.	66,381	4,770,139
Southwest Gas Holdings, Inc.	68,344	5,084,110
		24,399,426
Independent Power Producers and Energy Traders — 9.3%
AES Corp.	630,482	6,632,670
Vistra Corp.	98,170	19,026,328
		25,658,998
Multi-Utilities — 19.7%
Ameren Corp.	53,922	5,178,669
Avista Corp.	129,946	4,931,451
CenterPoint Energy, Inc.	128,498	4,721,016
CMS Energy Corp.	15,757	1,091,645
Consolidated Edison, Inc.	31,082	3,119,079
Dominion Energy, Inc.	232,775	13,156,443
DTE Energy Co.	78,051	10,338,635
Public Service Enterprise Group, Inc.	52,888	4,452,112
Sempra	62,292	4,719,865
WEC Energy Group, Inc.	28,217	2,940,211
		54,649,126
Renewable Electricity — 3.9%
Brookfield Renewable Corp.	166,250	5,449,675
Clearway Energy, Inc., Class C	167,745	5,367,840
		10,817,515
Water Utilities — 4.1%
American Water Works Co., Inc.	11,570	1,609,503
Essential Utilities, Inc.	124,168	4,611,599

Schedule of Investments - Utilities Fund

	Shares	Value
H2O America	96,408	$5,010,324
		11,231,426
TOTAL COMMON STOCKS (Cost $211,784,559)		274,911,998
SHORT-TERM INVESTMENTS — 0.7%
Money Market Funds — 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class	6,118	6,118
Repurchase Agreements — 0.7%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 3.75%, 12/31/28, valued at $242,088), in a joint trading account at 4.35%, dated 6/30/25, due 7/1/25 (Delivery value $237,333)		237,304
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 4.00%, 12/15/27, valued at $1,874,879), at 4.39%, dated 6/30/25, due 7/1/25 (Delivery value $1,838,224)		1,838,000
		2,075,304
TOTAL SHORT-TERM INVESTMENTS (Cost $2,081,422)		2,081,422
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $213,865,981)		276,993,420
OTHER ASSETS AND LIABILITIES — 0.1%		198,070
TOTAL NET ASSETS — 100.0%		$277,191,490

NOTES TO SCHEDULE OF INVESTMENTS

FAIR VALUE MEASUREMENTS
The following is a summary of the fund’s valuation inputs as of period end.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$274,911,998	—	—
Short-Term Investments	6,118	$2,075,304	—
	$274,918,116	$2,075,304	—

See Notes to Financial Statements.

Statements of Assets and Liabilities

JUNE 30, 2025
	Disciplined Core Value Fund	Disciplined Growth Fund
Assets
Investment securities, at value	$1,891,614,605	$454,738,313
Receivable for capital shares sold	302,316	355,601
Dividends and interest receivable	1,768,006	34,193
	1,893,684,927	455,128,107

Liabilities
Disbursements in excess of demand deposit cash	117,844	—
Payable for capital shares redeemed	1,291,407	400,283
Accrued management fees	964,330	315,410
Distribution and service fees payable	35,097	20,490
	2,408,678	736,183

Net Assets	$1,891,276,249	$454,391,924

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,526,262,897	$155,735,236
Distributable earnings (loss)	365,013,352	298,656,688
	$1,891,276,249	$454,391,924

Investment securities, at cost	$1,581,708,224	$195,121,187

Fund/Class	Net Assets	Shares Outstanding	Net Asset Value Per Share
Disciplined Core Value Fund
Investor Class, $0.01 Par Value	$1,553,358,194	41,658,409	$37.29
I Class, $0.01 Par Value	$158,451,146	4,238,705	$37.38
A Class, $0.01 Par Value	$135,913,159	3,654,772	$37.19
Maximum Offering Price Per Share (net asset value divide by 0.9425)			$39.46
C Class, $0.01 Par Value	$3,682,405	99,364	$37.06
R Class, $0.01 Par Value	$10,841,859	290,958	$37.26
R5 Class, $0.01 Par Value	$29,029,486	776,207	$37.40
Disciplined Growth Fund
Investor Class, $0.01 Par Value	$290,740,229	12,370,319	$23.50
I Class, $0.01 Par Value	$81,349,872	3,376,412	$24.09
Y Class, $0.01 Par Value	$401,409	16,576	$24.22
A Class, $0.01 Par Value	$60,911,796	2,718,940	$22.40
Maximum Offering Price Per Share (net asset value divide by 0.9425)			$23.77
C Class, $0.01 Par Value	$1,647,179	95,605	$17.23
R Class, $0.01 Par Value	$17,910,643	863,027	$20.75
R5 Class, $0.01 Par Value	$1,430,796	59,308	$24.12
Maximum offering price per share was equal to the net asset value per share for all share classes, except A Class. The A Class may incur an initial sales charge and the A Class and C Class may be subject to a contingent deferred sales charge.

See Notes to Financial Statements.

Statements of Assets and Liabilities

JUNE 30, 2025
	Equity Growth Fund	Global Gold Fund
Assets
Investment securities, at value	$1,715,339,527	$1,060,327,694
Investment made with cash collateral received for securities on loan, at value	—	6,410,577
Foreign currency holdings, at value	—	36,029
Receivable for capital shares sold	161,129	3,123,798
Dividends and interest receivable	893,570	84,470
Securities lending receivable	—	4,789
	1,716,394,226	1,069,987,357

Liabilities
Disbursements in excess of demand deposit cash	23,812	—
Payable for collateral received for securities on loan	—	6,410,577
Payable for capital shares redeemed	1,316,071	3,429,900
Accrued management fees	878,521	562,236
Distribution and service fees payable	19,119	12,131
	2,237,523	10,414,844

Net Assets	$1,714,156,703	$1,059,572,513

Net Assets Consist of:
Capital (par value and paid-in surplus)	$985,105,465	$588,076,942
Distributable earnings (loss)	729,051,238	471,495,571
	$1,714,156,703	$1,059,572,513

Investment securities, at cost	$1,100,034,002	$480,664,883
Investment securities on loan, at value	—	$18,481,269
Investment made with cash collateral received for securities on loan, at cost	—	$6,410,577
Foreign currency holdings, at cost	—	$36,029

Fund/Class	Net Assets	Shares Outstanding	Net Asset Value Per Share
Equity Growth Fund
Investor Class, $0.01 Par Value	$1,570,392,880	45,084,930	$34.83
I Class, $0.01 Par Value	$70,110,062	2,009,214	$34.89
A Class, $0.01 Par Value	$46,961,906	1,351,561	$34.75
Maximum Offering Price Per Share (net asset value divide by 0.9425)			$36.87
C Class, $0.01 Par Value	$995,931	29,678	$33.56
R Class, $0.01 Par Value	$22,440,727	645,637	$34.76
R5 Class, $0.01 Par Value	$3,255,197	93,267	$34.90
Global Gold Fund
Investor Class, $0.01 Par Value	$940,250,267	49,983,653	$18.81
I Class, $0.01 Par Value	$82,329,982	4,322,587	$19.05
A Class, $0.01 Par Value	$24,096,183	1,311,944	$18.37
Maximum Offering Price Per Share (net asset value divide by 0.9425)			$19.49
C Class, $0.01 Par Value	$3,348,527	192,877	$17.36
R Class, $0.01 Par Value	$9,547,554	526,424	$18.14
Maximum offering price per share was equal to the net asset value per share for all share classes, except A Class. The A Class may incur an initial sales charge and the A Class and C Class may be subject to a contingent deferred sales charge.

See Notes to Financial Statements.

Statements of Assets and Liabilities

JUNE 30, 2025
	Small Company Fund	Utilities Fund
Assets
Investment securities, at value	$145,420,038	$276,993,420
Investment made with cash collateral received for securities on loan, at value	331,111	—
Foreign currency holdings, at value	—	13
Receivable for capital shares sold	7,462	51,915
Dividends and interest receivable	69,478	336,911
Securities lending receivable	1,891	51
	145,829,980	277,382,310

Liabilities
Payable for collateral received for securities on loan	331,111	—
Payable for capital shares redeemed	31,111	44,063
Accrued management fees	98,592	146,757
Distribution and service fees payable	2,295	—
	463,109	190,820

Net Assets	$145,366,871	$277,191,490

Net Assets Consist of:
Capital (par value and paid-in surplus)	$125,438,504	$193,667,318
Distributable earnings (loss)	19,928,367	83,524,172
	$145,366,871	$277,191,490

Investment securities, at cost	$118,159,132	$213,865,981
Investment securities on loan, at value	$2,379,305	—
Investment made with cash collateral received for securities on loan, at cost	$331,111	—
Foreign currency holdings, at cost	—	$12

Fund/Class	Net Assets	Shares Outstanding	Net Asset Value Per Share
Small Company Fund
Investor Class, $0.01 Par Value	$129,669,786	8,062,171	$16.08
I Class, $0.01 Par Value	$6,760,107	417,451	$16.19
A Class, $0.01 Par Value	$6,323,204	406,994	$15.54
Maximum Offering Price Per Share (net asset value divide by 0.9425)			$16.49
C Class, $0.01 Par Value	$106,731	7,615	$14.02
R Class, $0.01 Par Value	$2,104,149	141,153	$14.91
R5 Class, $0.01 Par Value	$402,894	24,848	$16.21
Utilities Fund
Investor Class, $0.01 Par Value	$277,191,490	14,484,591	$19.14
Maximum offering price per share was equal to the net asset value per share for all share classes, except A Class. The A Class may incur an initial sales charge and the A Class and C Class may be subject to a contingent deferred sales charge.

See Notes to Financial Statements.

Statements of Operations

YEAR ENDED JUNE 30, 2025
	Disciplined Core Value Fund	Disciplined Growth Fund
Investment Income (Loss)
Income:
Dividends	$38,921,284	$2,430,117
Interest	499,606	143,311
Less foreign taxes withheld	(6,897)	(640)
	39,413,993	2,572,788

Expenses:
Management fees	12,327,243	4,209,532
Distribution and service fees:
A Class	367,077	144,340
C Class	41,804	24,918
R Class	58,740	82,936
Directors' fees and expenses	121,784	26,861
Other expenses	922	922
	12,917,570	4,489,509
Fees waived	—	(364,013)
	12,917,570	4,125,496

Net investment income (loss)	26,496,423	(1,552,708)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	180,622,892	57,318,399
Futures contract transactions	—	79,425
	180,622,892	57,397,824

Change in net unrealized appreciation (depreciation) on:
Investments	(46,998,467)	7,332,018
Translation of assets and liabilities in foreign currencies	18,332	—
	(46,980,135)	7,332,018

Net realized and unrealized gain (loss)	133,642,757	64,729,842

Net Increase (Decrease) in Net Assets Resulting from Operations	$160,139,180	$63,177,134

See Notes to Financial Statements.

Statements of Operations

YEAR ENDED JUNE 30, 2025
	Equity Growth Fund	Global Gold Fund
Investment Income (Loss)
Income:
Dividends	$21,811,386	$13,663,691
Interest	462,938	278,918
Securities lending, net	—	70,195
Less foreign taxes withheld	(15,893)	(1,294,614)
	22,258,431	12,718,190

Expenses:
Management fees	10,747,657	5,118,414
Distribution and service fees:
A Class	122,529	52,068
C Class	10,919	26,257
R Class	105,136	37,137
Directors' fees and expenses	103,373	48,441
Other expenses	167	4,990
	11,089,781	5,287,307

Net investment income (loss)	11,168,650	7,430,883

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	200,560,745	42,028,624
Foreign currency translation transactions	—	(62,126)
	200,560,745	41,966,498

Change in net unrealized appreciation (depreciation) on:
Investments	(14,305,429)	344,301,587
Translation of assets and liabilities in foreign currencies	26,159	(9)
	(14,279,270)	344,301,578

Net realized and unrealized gain (loss)	186,281,475	386,268,076

Net Increase (Decrease) in Net Assets Resulting from Operations	$197,450,125	$393,698,959

See Notes to Financial Statements.

Statements of Operations

YEAR ENDED JUNE 30, 2025
	Small Company Fund	Utilities Fund
Investment Income (Loss)
Income:
Dividends	$1,715,410	$8,425,660
Interest	39,951	79,912
Securities lending, net	53,858	581
Less foreign taxes withheld	(4,949)	(9,165)
	1,804,270	8,496,988

Expenses:
Management fees	1,282,232	1,730,428
Distribution and service fees:
A Class	16,820	—
C Class	1,887	—
R Class	11,995	—
Directors' fees and expenses	9,480	16,357
Other expenses	—	596
	1,322,414	1,747,381

Net investment income (loss)	481,856	6,749,607

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	6,271,589	31,558,824

Change in net unrealized appreciation (depreciation) on:
Investments	665,278	18,282,319
Translation of assets and liabilities in foreign currencies	—	772
	665,278	18,283,091

Net realized and unrealized gain (loss)	6,936,867	49,841,915

Net Increase (Decrease) in Net Assets Resulting from Operations	$7,418,723	$56,591,522

See Notes to Financial Statements.

Statements of Changes in Net Assets

YEARS ENDED JUNE 30, 2025 AND JUNE 30, 2024
	Disciplined Core Value Fund		Disciplined Growth Fund
Increase (Decrease) in Net Assets	June 30, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Operations
Net investment income (loss)	$26,496,423	$30,096,092	$(1,552,708)	$194,138
Net realized gain (loss)	180,622,892	124,079,285	57,397,824	275,820,541
Change in net unrealized appreciation (depreciation)	(46,980,135)	117,372,244	7,332,018	(123,555,805)
Net increase (decrease) in net assets resulting from operations	160,139,180	271,547,621	63,177,134	152,458,874

Distributions to Shareholders
From earnings:
Investor Class	(22,539,846)	(24,810,893)	(93,358,386)	(99,698)
I Class	(2,880,538)	(3,703,645)	(29,983,980)	(39,707)
Y Class	—	—	(170,220)	(390)
A Class	(1,692,103)	(2,125,672)	(19,891,592)	(10,054)
C Class	(16,580)	(29,992)	(1,164,007)	—
R Class	(106,311)	(150,608)	(5,680,778)	—
R5 Class	(504,868)	(712,572)	(393,269)	(689)
G Class	—	—	—	(1,726,883)
Decrease in net assets from distributions	(27,740,246)	(31,533,382)	(150,642,232)	(1,877,421)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(231,044,139)	(403,218,097)	94,564,663	(599,184,003)

Net increase (decrease) in net assets	(98,645,205)	(163,203,858)	7,099,565	(448,602,550)

Net Assets
Beginning of period	1,989,921,454	2,153,125,312	447,292,359	895,894,909
End of period	$1,891,276,249	$1,989,921,454	$454,391,924	$447,292,359

See Notes to Financial Statements.

Statements of Changes in Net Assets

YEARS ENDED JUNE 30, 2025 AND JUNE 30, 2024
	Equity Growth Fund		Global Gold Fund
Increase (Decrease) in Net Assets	June 30, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Operations
Net investment income (loss)	$11,168,650	$11,825,946	$7,430,883	$7,679,169
Net realized gain (loss)	200,560,745	174,473,643	41,966,498	1,425,655
Change in net unrealized appreciation (depreciation)	(14,279,270)	177,965,738	344,301,578	90,183,465
Net increase (decrease) in net assets resulting from operations	197,450,125	364,265,327	393,698,959	99,288,289

Distributions to Shareholders
From earnings:
Investor Class	(10,452,449)	(10,749,978)	(11,064,269)	(7,389,337)
I Class	(638,776)	(806,062)	(1,064,095)	(732,693)
A Class	(208,018)	(266,137)	(270,032)	(192,229)
C Class	—	(81)	(12,407)	(12,594)
R Class	(36,142)	(48,187)	(73,101)	(57,129)
R5 Class	(32,926)	(49,080)	—	—
Decrease in net assets from distributions	(11,368,311)	(11,919,525)	(12,483,904)	(8,383,982)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(155,359,234)	(416,447,420)	45,073,580	(24,531,032)

Net increase (decrease) in net assets	30,722,580	(64,101,618)	426,288,635	66,373,275

Net Assets
Beginning of period	1,683,434,123	1,747,535,741	633,283,878	566,910,603
End of period	$1,714,156,703	$1,683,434,123	$1,059,572,513	$633,283,878

See Notes to Financial Statements.

Statements of Changes in Net Assets

YEARS ENDED JUNE 30, 2025 AND JUNE 30, 2024
	Small Company Fund		Utilities Fund
Increase (Decrease) in Net Assets	June 30, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Operations
Net investment income (loss)	$481,856	$635,307	$6,749,607	$6,840,137
Net realized gain (loss)	6,271,589	10,296,373	31,558,824	(580,438)
Change in net unrealized appreciation (depreciation)	665,278	5,380,913	18,283,091	14,283,174
Net increase (decrease) in net assets resulting from operations	7,418,723	16,312,593	56,591,522	20,542,873

Distributions to Shareholders
From earnings:
Investor Class	(460,589)	(551,565)	(6,845,643)	(7,049,850)
I Class	(39,606)	(40,595)	—	—
A Class	(5,833)	(14,726)	—	—
R Class	—	(218)	—	—
R5 Class	(2,129)	(2,562)	—	—
Decrease in net assets from distributions	(508,157)	(609,666)	(6,845,643)	(7,049,850)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(16,844,435)	(15,754,935)	(14,943,750)	(35,981,817)

Net increase (decrease) in net assets	(9,933,869)	(52,008)	34,802,129	(22,488,794)

Net Assets
Beginning of period	155,300,740	155,352,748	242,389,361	264,878,155
End of period	$145,366,871	$155,300,740	$277,191,490	$242,389,361

See Notes to Financial Statements.

Notes to Financial Statements

JUNE 30, 2025

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. The financial statements herein relate to the following funds and the respective share classes offered by the corporation.

Disciplined Core Value Fund	Investor, I, A, C, R, R5
Disciplined Growth Fund	Investor, I, Y, A, C, R, R5
Equity Growth Fund	Investor, I, A, C, R, R5
Global Gold Fund	Investor, I, A, C, R
Small Company Fund	Investor, I, A, C, R, R5
Utilities Fund	Investor
On December 15, 2023, Disciplined Growth Fund discontinued offering G Class.

Each fund represents a single operating segment as its operating results are monitored as a whole and the long-term asset allocation is determined in accordance with its prospectus, based on defined investment objectives executed by the fund's portfolio management team. The President of the funds serves as the chief operating decision maker (CODM). A fund's income, expenses, assets, and performance are regularly monitored and assessed by the CODM, using the information consistent with that presented in the financial statements and financial highlights.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the funds in preparation of their financial statements. Each fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — Each fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of a fund's investments is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause a fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Fair Value Measurements — The investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by a fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

• Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

• Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. The Schedule of Investments provides additional information on a fund's level classifications.

Foreign Currency Translations — All assets and liabilities, including investment securities and other financial instruments, initially expressed in foreign currencies are translated into U.S. dollars each day at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service. A fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. A fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Repurchase Agreements — A fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. A fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to a fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, a fund may transfer uninvested cash balances into a joint trading account with certain other funds in the American Century Investments family of funds. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. A fund files U.S. federal, state, local and non-U.S. tax returns as applicable. A fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of a fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of a fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date in a manner consistent with provisions of the 1940 Act. A fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization). Distributions from net realized gains, if any, are generally declared and paid annually. Distributions from net investment income, if any, are generally declared and paid as follows:

Disciplined Core Value Fund	Quarterly
Disciplined Growth Fund	Semiannually
Equity Growth Fund	Quarterly
Global Gold Fund	Semiannually
Small Company Fund	Quarterly
Utilities Fund	Quarterly

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to a fund. In addition, in the normal course of business, a fund may enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the funds pursuant to a Securities Lending Agreement. The lending of securities exposes a fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, a fund may experience delays in recovery of the loaned securities or delays in access to collateral, or a fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the funds in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, a fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities, and the remaining contractual maturities of any securities lending transactions are considered overnight and continuous.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation's investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides each fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating a fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of a fund's assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all funds in the American Century Investments family of funds that have the same investment advisor and distributor as the fund. For purposes of determining the Investment Category Fee and Complex Fee, the assets of funds managed by the investment advisor that invest exclusively in the shares of other funds (funds of funds) are not included.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee including any waiver impacts, if applicable, for each class for the period ended June 30, 2025 are as follows:

Disciplined Core Value Fund	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.3380% to 0.5200%	0.2500% to 0.3100%	0.65%
I Class		0.0500% to 0.1100%	0.45%
A Class		0.2500% to 0.3100%	0.65%
C Class		0.2500% to 0.3100%	0.65%
R Class		0.2500% to 0.3100%	0.65%
R5 Class		0.0500% to 0.1100%	0.45%

Disciplined Growth Fund	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee		Management Fee Waived
			Before Waiver	After Waiver
Investor Class	0.6880% to 0.8700%	0.2500% to 0.3100%	1.00%	0.92%	$231,618
I Class		0.0500% to 0.1100%	0.80%	0.72%	$67,002
Y Class		0.0000% to 0.0600%	0.75%	0.67%	$383
A Class		0.2500% to 0.3100%	1.00%	0.92%	$48,100
C Class		0.2500% to 0.3100%	1.00%	0.92%	$2,034
R Class		0.2500% to 0.3100%	1.00%	0.92%	$13,801
R5 Class		0.0500% to 0.1100%	0.80%	0.72%	$1,075
From July 1, 2024 through July 31, 2024, the investment advisor agreed to waive 0.01% of the fund's management fee. Effective August 1, 2024, the investment advisor agreed to waive 0.09% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2026 and cannot terminate it prior to such date without the approval of the Board of Directors.

Equity Growth Fund	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.3380% to 0.5200%	0.2500% to 0.3100%	0.65%
I Class		0.0500% to 0.1100%	0.45%
A Class		0.2500% to 0.3100%	0.65%
C Class		0.2500% to 0.3100%	0.65%
R Class		0.2500% to 0.3100%	0.65%
R5 Class		0.0500% to 0.1100%	0.45%

Global Gold Fund	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.3380% to 0.5200%	0.2500% to 0.3100%	0.65%
I Class		0.0500% to 0.1100%	0.45%
A Class		0.2500% to 0.3100%	0.65%
C Class		0.2500% to 0.3100%	0.65%
R Class		0.2500% to 0.3100%	0.65%

Small Company Fund	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.5380% to 0.7200%	0.2500% to 0.3100%	0.85%
I Class		0.0500% to 0.1100%	0.65%
A Class		0.2500% to 0.3100%	0.85%
C Class		0.2500% to 0.3100%	0.85%
R Class		0.2500% to 0.3100%	0.85%
R5 Class		0.0500% to 0.1100%	0.65%

Utilities Fund	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.3380% to 0.5200%	0.2500% to 0.3100%	0.65%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. These fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended June 30, 2025 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the funds. The directors receive detailed information about the funds and their investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The funds' officers do not receive compensation from the funds.

Other Expenses — A fund’s other expenses may include interest charges, clearing exchange fees, proxy solicitation expenses, fees associated with the recovery of foreign tax reclaims and other miscellaneous expenses.

Interfund Transactions — A fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 2025 were as follows:

	Disciplined Core Value Fund	Disciplined Growth Fund	Equity Growth Fund
Purchases	$1,675,489,843	$248,593,159	$1,225,861,685
Sales	$1,905,149,648	$304,178,568	$1,383,531,374

	Global Gold Fund	Small Company Fund	Utilities Fund
Purchases	$197,064,466	$125,671,405	$203,826,625
Sales	$156,232,126	$140,676,015	$219,004,528

5. Capital Share Transactions

Transactions in shares of the funds were as follows:

	Year ended June 30, 2025		Year ended June 30, 2024
	Shares	Amount	Shares	Amount
Disciplined Core Value Fund
Investor Class/Shares Authorized	700,000,000		700,000,000
Sold	1,051,771	$38,679,109	1,198,892	$39,180,065
Issued in reinvestment of distributions	581,498	21,426,447	717,682	23,626,223
Redeemed	(5,590,108)	(204,618,964)	(8,283,708)	(267,528,829)
	(3,956,839)	(144,513,408)	(6,367,134)	(204,722,541)
I Class/Shares Authorized	210,000,000		210,000,000
Sold	393,206	14,543,778	900,539	29,499,964
Issued in reinvestment of distributions	76,482	2,825,690	107,335	3,532,548
Redeemed	(1,734,279)	(63,212,207)	(5,501,863)	(174,476,600)
	(1,264,591)	(45,842,739)	(4,493,989)	(141,444,088)
A Class/Shares Authorized	50,000,000		50,000,000
Sold	374,532	13,708,112	548,408	17,641,789
Issued in reinvestment of distributions	43,005	1,580,448	57,411	1,880,758
Redeemed	(1,189,190)	(44,152,665)	(1,534,009)	(49,823,253)
	(771,653)	(28,864,105)	(928,190)	(30,300,706)
C Class/Shares Authorized	20,000,000		20,000,000
Sold	3,490	129,017	4,522	149,047
Issued in reinvestment of distributions	414	15,140	865	27,677
Redeemed	(32,223)	(1,171,692)	(69,559)	(2,234,449)
	(28,319)	(1,027,535)	(64,172)	(2,057,725)
R Class/Shares Authorized	20,000,000		20,000,000
Sold	51,689	1,891,956	89,554	2,925,028
Issued in reinvestment of distributions	2,842	104,609	4,543	148,024
Redeemed	(125,186)	(4,565,361)	(232,647)	(7,319,070)
	(70,655)	(2,568,796)	(138,550)	(4,246,018)
R5 Class/Shares Authorized	40,000,000		40,000,000
Sold	122,152	4,506,757	154,347	5,051,102
Issued in reinvestment of distributions	13,076	483,250	20,476	674,960
Redeemed	(358,295)	(13,217,563)	(804,527)	(26,173,081)
	(223,067)	(8,227,556)	(629,704)	(20,447,019)
Net increase (decrease)	(6,315,124)	$(231,044,139)	(12,621,739)	$(403,218,097)

	Year ended June 30, 2025		Year ended June 30, 2024
	Shares	Amount	Shares	Amount
Disciplined Growth Fund
Investor Class/Shares Authorized	480,000,000		480,000,000
Sold	1,910,464	$48,552,294	1,988,114	$48,146,076
Issued in reinvestment of distributions	3,821,675	88,853,959	3,999	96,746
Redeemed	(3,198,043)	(79,228,438)	(4,937,104)	(117,024,384)
	2,534,096	58,177,815	(2,944,991)	(68,781,562)
I Class/Shares Authorized	100,000,000		100,000,000
Sold	857,067	24,280,185	481,180	12,009,048
Issued in reinvestment of distributions	1,258,916	29,974,784	1,617	39,693
Redeemed	(1,559,664)	(37,470,820)	(678,571)	(16,190,061)
	556,319	16,784,149	(195,774)	(4,141,320)
Y Class/Shares Authorized	40,000,000		40,000,000
Sold	311	9,594	6,539	157,355
Issued in reinvestment of distributions	7,116	170,220	16	390
Redeemed	(8,847)	(213,920)	(11,957)	(303,829)
	(1,420)	(34,106)	(5,402)	(146,084)
A Class/Shares Authorized	50,000,000		50,000,000
Sold	348,161	8,355,133	378,220	8,682,073
Issued in reinvestment of distributions	879,715	19,520,873	420	9,861
Redeemed	(544,471)	(12,462,444)	(380,876)	(9,015,114)
	683,405	15,413,562	(2,236)	(323,180)
C Class/Shares Authorized	20,000,000		20,000,000
Sold	7,162	142,210	14,938	314,193
Issued in reinvestment of distributions	67,869	1,162,591	—	—
Redeemed	(109,308)	(1,873,242)	(93,373)	(1,795,977)
	(34,277)	(568,441)	(78,435)	(1,481,784)
R Class/Shares Authorized	20,000,000		20,000,000
Sold	172,139	3,852,699	174,254	3,909,738
Issued in reinvestment of distributions	276,034	5,680,778	—	—
Redeemed	(206,716)	(4,927,685)	(215,428)	(4,550,760)
	241,457	4,605,792	(41,174)	(641,022)
R5 Class/Shares Authorized	40,000,000		40,000,000
Sold	5,235	124,775	27,757	669,476
Issued in reinvestment of distributions	16,496	393,269	28	689
Redeemed	(11,700)	(332,152)	(1,666)	(44,244)
	10,031	185,892	26,119	625,921
G Class/Shares Authorized	550,000,000		550,000,000
Sold			247,767	5,449,116
Issued in reinvestment of distributions			73,610	1,726,883
Redeemed			(22,635,694)	(531,470,971)
			(22,314,317)	(524,294,972)
Net increase (decrease)	3,989,611	$94,564,663	(25,556,210)	$(599,184,003)

	Year ended June 30, 2025		Year ended June 30, 2024
	Shares	Amount	Shares	Amount
Equity Growth Fund
Investor Class/Shares Authorized	850,000,000		850,000,000
Sold	1,608,768	$52,540,839	2,088,450	$57,073,357
Issued in reinvestment of distributions	305,508	10,132,959	377,823	10,422,914
Redeemed	(5,722,524)	(186,423,398)	(8,470,256)	(228,934,010)
	(3,808,248)	(123,749,600)	(6,003,983)	(161,437,739)
I Class/Shares Authorized	140,000,000		140,000,000
Sold	195,969	6,391,166	381,269	10,677,457
Issued in reinvestment of distributions	18,760	623,561	28,410	775,028
Redeemed	(608,306)	(19,966,703)	(10,282,789)	(257,911,816)
	(393,577)	(12,951,976)	(9,873,110)	(246,459,331)
A Class/Shares Authorized	40,000,000		40,000,000
Sold	182,060	5,928,998	270,964	7,056,990
Issued in reinvestment of distributions	5,899	194,345	9,169	250,229
Redeemed	(639,309)	(20,980,836)	(463,434)	(12,536,274)
	(451,350)	(14,857,493)	(183,301)	(5,229,055)
C Class/Shares Authorized	20,000,000		20,000,000
Sold	2,339	75,870	12,452	327,922
Issued in reinvestment of distributions	—	—	3	69
Redeemed	(20,530)	(641,491)	(49,185)	(1,253,316)
	(18,191)	(565,621)	(36,730)	(925,325)
R Class/Shares Authorized	20,000,000		20,000,000
Sold	163,390	5,274,997	165,308	4,480,833
Issued in reinvestment of distributions	1,102	36,111	1,819	48,169
Redeemed	(161,592)	(5,247,577)	(276,292)	(7,137,484)
	2,900	63,531	(109,165)	(2,608,482)
R5 Class/Shares Authorized	40,000,000		40,000,000
Sold	11,444	358,782	30,390	875,320
Issued in reinvestment of distributions	872	28,988	1,245	34,695
Redeemed	(114,329)	(3,685,845)	(26,558)	(697,503)
	(102,013)	(3,298,075)	5,077	212,512
Net increase (decrease)	(4,770,479)	$(155,359,234)	(16,201,212)	$(416,447,420)

	Year ended June 30, 2025		Year ended June 30, 2024
	Shares	Amount	Shares	Amount
Global Gold Fund
Investor Class/Shares Authorized	800,000,000		800,000,000
Sold	16,189,439	$246,426,238	7,660,646	$79,465,037
Issued in reinvestment of distributions	721,429	10,728,542	649,361	7,150,239
Redeemed	(13,915,341)	(215,346,266)	(9,900,081)	(104,333,788)
	2,995,527	41,808,514	(1,590,074)	(17,718,512)
I Class/Shares Authorized	100,000,000		100,000,000
Sold	2,313,819	35,737,604	884,065	9,234,862
Issued in reinvestment of distributions	69,898	1,063,886	65,563	731,778
Redeemed	(1,979,787)	(29,526,729)	(1,458,209)	(15,566,742)
	403,930	7,274,761	(508,581)	(5,600,102)
A Class/Shares Authorized	30,000,000		30,000,000
Sold	1,252,794	18,844,564	627,659	6,553,756
Issued in reinvestment of distributions	18,666	264,571	17,488	187,375
Redeemed	(1,497,954)	(22,411,920)	(684,023)	(6,873,283)
	(226,494)	(3,302,785)	(38,876)	(132,152)
C Class/Shares Authorized	20,000,000		20,000,000
Sold	30,843	495,876	22,519	229,900
Issued in reinvestment of distributions	1,015	12,407	1,260	12,594
Redeemed	(45,983)	(652,455)	(58,416)	(548,698)
	(14,125)	(144,172)	(34,637)	(306,204)
R Class/Shares Authorized	20,000,000		20,000,000
Sold	260,748	3,741,801	193,266	1,998,079
Issued in reinvestment of distributions	5,193	72,810	5,433	57,129
Redeemed	(312,073)	(4,377,349)	(286,084)	(2,829,270)
	(46,132)	(562,738)	(87,385)	(774,062)
Net increase (decrease)	3,112,706	$45,073,580	(2,259,553)	$(24,531,032)

	Year ended June 30, 2025		Year ended June 30, 2024
	Shares	Amount	Shares	Amount
Small Company Fund
Investor Class/Shares Authorized	400,000,000		400,000,000
Sold	332,516	$5,332,140	389,165	$5,803,830
Issued in reinvestment of distributions	28,033	451,359	35,366	529,442
Redeemed	(1,260,379)	(20,170,559)	(1,348,446)	(20,030,179)
	(899,830)	(14,387,060)	(923,915)	(13,696,907)
I Class/Shares Authorized	40,000,000		40,000,000
Sold	71,777	1,169,680	92,996	1,387,737
Issued in reinvestment of distributions	2,435	39,551	2,680	40,540
Redeemed	(129,256)	(2,149,781)	(78,533)	(1,156,407)
	(55,044)	(940,550)	17,143	271,870
A Class/Shares Authorized	30,000,000		30,000,000
Sold	43,460	666,809	71,975	996,425
Issued in reinvestment of distributions	374	5,720	988	14,186
Redeemed	(114,580)	(1,804,742)	(190,689)	(2,745,004)
	(70,746)	(1,132,213)	(117,726)	(1,734,393)
C Class/Shares Authorized	20,000,000		20,000,000
Sold	344	4,800	3,616	46,624
Redeemed	(7,115)	(96,065)	(19,586)	(250,855)
	(6,771)	(91,265)	(15,970)	(204,231)
R Class/Shares Authorized	20,000,000		20,000,000
Sold	48,971	731,152	53,151	725,722
Issued in reinvestment of distributions	—	—	17	218
Redeemed	(71,299)	(1,043,336)	(76,258)	(1,013,564)
	(22,328)	(312,184)	(23,090)	(287,624)
R5 Class/Shares Authorized	40,000,000		40,000,000
Sold	2,767	43,716	3,715	56,924
Issued in reinvestment of distributions	131	2,129	169	2,562
Redeemed	(1,776)	(27,008)	(10,400)	(163,136)
	1,122	18,837	(6,516)	(103,650)
Net increase (decrease)	(1,053,597)	$(16,844,435)	(1,070,074)	$(15,754,935)

	Year ended June 30, 2025		Year ended June 30, 2024
	Shares	Amount	Shares	Amount
Utilities Fund
Investor Class/Shares Authorized	300,000,000		300,000,000
Sold	1,691,370	$30,626,461	650,367	$9,708,526
Issued in reinvestment of distributions	355,739	6,476,038	446,897	6,657,323
Redeemed	(2,874,114)	(52,046,249)	(3,583,050)	(52,347,666)
Net increase (decrease)	(827,005)	$(14,943,750)	(2,485,786)	$(35,981,817)

6. Derivative Instruments

A fund may invest in various types of derivative instruments as permitted by its investment objectives and policies. The following is a summary of the primary underlying risks and derivative strategies used during the period. The Schedule of Investments provides additional information on the value and effect of a fund’s derivative instruments activity.

Equity Price Risk — The funds may be subject to equity price risk in the normal course of pursuing their investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities.

The funds' average notional exposure to equity price risk derivative instruments held during the period were as follows:

Futures Contracts Purchased
Disciplined Growth Fund	$12,091,379

7. Risk Factors

The overall risk profile of a fund will be impacted by the fund’s investment strategy, including the investment vehicles and techniques utilized to manage a portfolio. The net asset value of a fund will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of a fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

8. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2025 and June 30, 2024 were as follows:
	2025		2024
	Distributions Paid From:		Distributions Paid From:
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Disciplined Core Value Fund	$27,740,246	—	$31,533,382	—
Disciplined Growth Fund	—	$150,642,232	$194,980	$1,682,441
Equity Growth Fund	$11,368,311	—	$11,919,525	—
Global Gold Fund	$12,483,904	—	$8,383,982	—
Small Company Fund	$508,157	—	$609,666	—
Utilities Fund	$6,845,643	—	$7,049,850	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

	Disciplined Core Value Fund	Disciplined Growth Fund	Equity Growth Fund
Federal tax cost of investments	$1,587,320,285	$196,203,169	$1,107,376,323
Gross tax appreciation of investments	$360,544,568	$262,221,705	$628,197,493
Gross tax depreciation of investments	(56,250,248)	(3,686,561)	(20,234,289)
Net tax appreciation (depreciation) of investments	304,294,320	258,535,144	607,963,204
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	18,064	—	29,500
Net tax appreciation (depreciation)	$304,312,384	$258,535,144	$607,992,704
Undistributed ordinary income	$511,642	$308,472	—
Accumulated long-term gains	$60,189,326	$39,813,072	$121,058,534

	Global Gold Fund	Small Company Fund	Utilities Fund
Federal tax cost of investments	$490,919,249	$119,507,373	$214,397,598
Gross tax appreciation of investments	$579,647,742	$31,647,453	$70,403,116
Gross tax depreciation of investments	(3,828,720)	(5,403,677)	(7,807,294)
Net tax appreciation (depreciation) of investments	575,819,022	26,243,776	62,595,822
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(4)	—	(298)
Net tax appreciation (depreciation)	$575,819,018	$26,243,776	$62,595,524
Undistributed ordinary income	$1,110	$3,325	—
Accumulated short-term capital losses	$(104,324,557)	$(6,318,734)	—
Accumulated long-term gains	—	—	$20,928,648

The difference between book-basis and tax-basis unrealized appreciation (depreciation), if any, is attributable primarily to the tax deferral of losses on wash sales, the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies and return of capital dividends received.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Disciplined Core Value Fund
Investor Class
2025	$34.89	0.49	2.43	2.92	(0.52)	—	(0.52)	$37.29	8.41%	0.65%	1.35%	85%	$1,553,358
2024	$30.91	0.49	4.01	4.50	(0.52)	—	(0.52)	$34.89	14.70%	0.66%	1.49%	67%	$1,591,426
2023	$30.12	0.57	0.76	1.33	(0.54)	—	(0.54)	$30.91	4.45%	0.66%	1.86%	179%	$1,606,519
2022	$43.20	0.50	(3.51)	(3.01)	(0.50)	(9.57)	(10.07)	$30.12	(9.84)%	0.65%	1.31%	234%	$1,739,617
2021	$35.99	0.58	12.52	13.10	(0.58)	(5.31)	(5.89)	$43.20	39.42%	0.66%	1.44%	240%	$2,076,714
I Class
2025	$34.98	0.57	2.43	3.00	(0.60)	—	(0.60)	$37.38	8.60%	0.45%	1.55%	85%	$158,451
2024	$30.98	0.55	4.03	4.58	(0.58)	—	(0.58)	$34.98	14.92%	0.46%	1.69%	67%	$192,481
2023	$30.19	0.64	0.75	1.39	(0.60)	—	(0.60)	$30.98	4.68%	0.46%	2.06%	179%	$309,724
2022	$43.28	0.58	(3.53)	(2.95)	(0.57)	(9.57)	(10.14)	$30.19	(9.67)%	0.45%	1.51%	234%	$466,890
2021	$36.05	0.65	12.55	13.20	(0.66)	(5.31)	(5.97)	$43.28	39.70%	0.46%	1.64%	240%	$584,160
A Class
2025	$34.79	0.40	2.43	2.83	(0.43)	—	(0.43)	$37.19	8.15%	0.90%	1.10%	85%	$135,913
2024	$30.82	0.40	4.01	4.41	(0.44)	—	(0.44)	$34.79	14.39%	0.91%	1.24%	67%	$154,015
2023	$30.04	0.49	0.76	1.25	(0.47)	—	(0.47)	$30.82	4.20%	0.91%	1.61%	179%	$165,051
2022	$43.11	0.40	(3.50)	(3.10)	(0.40)	(9.57)	(9.97)	$30.04	(10.07)%	0.90%	1.06%	234%	$171,905
2021	$35.93	0.48	12.49	12.97	(0.48)	(5.31)	(5.79)	$43.11	39.04%	0.91%	1.19%	240%	$180,616
C Class
2025	$34.67	0.13	2.41	2.54	(0.15)	—	(0.15)	$37.06	7.33%	1.65%	0.35%	85%	$3,682
2024	$30.71	0.16	3.99	4.15	(0.19)	—	(0.19)	$34.67	13.55%	1.66%	0.49%	67%	$4,427
2023	$29.93	0.26	0.76	1.02	(0.24)	—	(0.24)	$30.71	3.43%	1.66%	0.86%	179%	$5,892
2022	$43.00	0.10	(3.48)	(3.38)	(0.12)	(9.57)	(9.69)	$29.93	(10.76)%	1.65%	0.31%	234%	$8,455
2021	$35.84	0.17	12.48	12.65	(0.18)	(5.31)	(5.49)	$43.00	38.05%	1.66%	0.44%	240%	$12,987
R Class
2025	$34.86	0.31	2.43	2.74	(0.34)	—	(0.34)	$37.26	7.86%	1.15%	0.85%	85%	$10,842
2024	$30.88	0.32	4.01	4.33	(0.35)	—	(0.35)	$34.86	14.11%	1.16%	0.99%	67%	$12,606
2023	$30.10	0.41	0.76	1.17	(0.39)	—	(0.39)	$30.88	3.93%	1.16%	1.36%	179%	$15,447
2022	$43.18	0.31	(3.51)	(3.20)	(0.31)	(9.57)	(9.88)	$30.10	(10.30)%	1.15%	0.81%	234%	$15,265
2021	$35.97	0.38	12.51	12.89	(0.37)	(5.31)	(5.68)	$43.18	38.73%	1.16%	0.94%	240%	$18,245

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Disciplined Core Value Fund
R5 Class
2025	$34.99	0.57	2.44	3.01	(0.60)	—	(0.60)	$37.40	8.63%	0.45%	1.55%	85%	$29,029
2024	$31.00	0.56	4.01	4.57	(0.58)	—	(0.58)	$34.99	14.91%	0.46%	1.69%	67%	$34,966
2023	$30.21	0.63	0.76	1.39	(0.60)	—	(0.60)	$31.00	4.64%	0.46%	2.06%	179%	$50,491
2022	$43.29	0.58	(3.52)	(2.94)	(0.57)	(9.57)	(10.14)	$30.21	(9.64)%	0.45%	1.51%	234%	$49,707
2021	$36.06	0.63	12.57	13.20	(0.66)	(5.31)	(5.97)	$43.29	39.68%	0.46%	1.64%	240%	$38,493

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations or precisely reflect the class expense differentials due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.
†Ratios for periods less than one year are annualized. Zero balances may reflect amounts less than 0.005%.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Disciplined Growth Fund
Investor Class
2025	$29.01	(0.08)	4.35	4.27	—	(9.78)	(9.78)	$23.50	15.08%	0.92%	1.00%	(0.33)%	(0.41)%	57%	$290,740
2024	$21.70	(0.07)	7.39	7.32	(0.01)	—	(0.01)	$29.01	33.74%	1.00%	1.01%	(0.29)%	(0.30)%	40%	$285,301
2023	$17.68	0.01	4.01	4.02	—	—	—	$21.70	22.74%	1.00%	1.01%	0.06%	0.05%	142%	$277,357
2022	$26.83	(0.06)	(3.76)	(3.82)	—	(5.33)	(5.33)	$17.68	(19.47)%	0.99%	1.00%	(0.14)%	(0.15)%	205%	$248,369
2021	$24.39	(0.07)	7.17	7.10	—	(4.66)	(4.66)	$26.83	31.26%	1.00%	1.01%	(0.28)%	(0.29)%	189%	$273,391
I Class
2025	$29.47	(0.03)	4.43	4.40	—	(9.78)	(9.78)	$24.09	15.32%	0.72%	0.80%	(0.13)%	(0.21)%	57%	$81,350
2024	$22.00	(0.03)	7.51	7.48	(0.01)	—	(0.01)	$29.47	34.03%	0.80%	0.81%	(0.09)%	(0.10)%	40%	$83,098
2023	$17.92	0.05	4.06	4.11	(0.03)	—	(0.03)	$22.00	22.96%	0.80%	0.81%	0.26%	0.25%	142%	$66,363
2022	$27.08	(0.02)	(3.81)	(3.83)	—	(5.33)	(5.33)	$17.92	(19.31)%	0.79%	0.80%	0.06%	0.05%	205%	$97,606
2021	$24.54	(0.02)	7.22	7.20	—	(4.66)	(4.66)	$27.08	31.50%	0.80%	0.81%	(0.08)%	(0.09)%	189%	$149,388
Y Class
2025	$29.56	(0.02)	4.46	4.44	—	(9.78)	(9.78)	$24.22	15.44%	0.67%	0.75%	(0.08)%	(0.16)%	57%	$401
2024	$22.06	(0.01)	7.53	7.52	(0.02)	—	(0.02)	$29.56	34.08%	0.75%	0.76%	(0.04)%	(0.05)%	40%	$532
2023	$17.97	0.02	4.11	4.13	(0.04)	—	(0.04)	$22.06	23.02%	0.75%	0.76%	0.31%	0.30%	142%	$516
2022	$27.13	(0.01)	(3.82)	(3.83)	—	(5.33)	(5.33)	$17.97	(19.27)%	0.74%	0.75%	0.11%	0.10%	205%	$95
2021	$24.56	(0.01)	7.24	7.23	—	(4.66)	(4.66)	$27.13	31.61%	0.75%	0.76%	(0.03)%	(0.04)%	189%	$159
A Class
2025	$28.11	(0.14)	4.21	4.07	—	(9.78)	(9.78)	$22.40	14.81%	1.17%	1.25%	(0.58)%	(0.66)%	57%	$60,912
2024	$21.08	(0.13)	7.16	7.03	—(3)	—	—(3)	$28.11	33.44%	1.25%	1.26%	(0.54)%	(0.55)%	40%	$57,212
2023	$17.22	(0.04)	3.90	3.86	—	—	—	$21.08	22.43%	1.25%	1.26%	(0.19)%	(0.20)%	142%	$42,947
2022	$26.31	(0.12)	(3.64)	(3.76)	—	(5.33)	(5.33)	$17.22	(19.69)%	1.24%	1.25%	(0.39)%	(0.40)%	205%	$36,573
2021	$24.05	(0.13)	7.05	6.92	—	(4.66)	(4.66)	$26.31	30.93%	1.25%	1.26%	(0.53)%	(0.54)%	189%	$47,150
C Class
2025	$23.75	(0.27)	3.53	3.26	—	(9.78)	(9.78)	$17.23	13.97%	1.92%	2.00%	(1.33)%	(1.41)%	57%	$1,647
2024	$17.94	(0.26)	6.07	5.81	—	—	—	$23.75	32.46%	2.00%	2.01%	(1.29)%	(1.30)%	40%	$3,084
2023	$14.76	(0.14)	3.32	3.18	—	—	—	$17.94	21.48%	2.00%	2.01%	(0.94)%	(0.95)%	142%	$3,737
2022	$23.41	(0.27)	(3.05)	(3.32)	—	(5.33)	(5.33)	$14.76	(20.27)%	1.99%	2.00%	(1.14)%	(1.15)%	205%	$7,820
2021	$21.99	(0.29)	6.37	6.08	—	(4.66)	(4.66)	$23.41	29.92%	2.00%	2.01%	(1.28)%	(1.29)%	189%	$16,775

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Disciplined Growth Fund
R Class
2025	$26.73	(0.19)	3.99	3.80	—	(9.78)	(9.78)	$20.75	14.52%	1.42%	1.50%	(0.83)%	(0.91)%	57%	$17,911
2024	$20.09	(0.18)	6.82	6.64	—	—	—	$26.73	33.12%	1.50%	1.51%	(0.79)%	(0.80)%	40%	$16,612
2023	$16.45	(0.08)	3.72	3.64	—	—	—	$20.09	22.14%	1.50%	1.51%	(0.44)%	(0.45)%	142%	$13,312
2022	$25.42	(0.17)	(3.47)	(3.64)	—	(5.33)	(5.33)	$16.45	(19.93)%	1.49%	1.50%	(0.64)%	(0.65)%	205%	$10,481
2021	$23.42	(0.19)	6.85	6.66	—	(4.66)	(4.66)	$25.42	30.63%	1.50%	1.51%	(0.78)%	(0.79)%	189%	$12,958
R5 Class
2025	$29.49	(0.03)	4.44	4.41	—	(9.78)	(9.78)	$24.12	15.35%	0.72%	0.80%	(0.13)%	(0.21)%	57%	$1,431
2024	$22.02	(0.03)	7.51	7.48	(0.01)	—	(0.01)	$29.49	34.00%	0.80%	0.81%	(0.09)%	(0.10)%	40%	$1,453
2023	$17.94	0.07	4.04	4.11	(0.03)	—	(0.03)	$22.02	23.01%	0.80%	0.81%	0.26%	0.25%	142%	$510
2022	$27.10	(0.01)	(3.82)	(3.83)	—	(5.33)	(5.33)	$17.94	(19.34)%	0.79%	0.80%	0.06%	0.05%	205%	$1,390
2021	$24.55	(0.02)	7.23	7.21	—	(4.66)	(4.66)	$27.10	31.53%	0.80%	0.81%	(0.08)%	(0.09)%	189%	$1,528

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)Per-share amount was less than $0.005.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations or precisely reflect the class expense differentials due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.
†Ratios for periods less than one year are annualized. Zero balances may reflect amounts less than 0.005%.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Equity Growth Fund
Investor Class
2025	$31.19	0.22	3.64	3.86	(0.22)	—	(0.22)	$34.83	12.43%	0.65%	0.67%	73%	$1,570,393
2024	$24.89	0.20	6.31	6.51	(0.21)	—	(0.21)	$31.19	26.26%	0.66%	0.74%	53%	$1,524,738
2023	$24.15	0.36	2.47	2.83	(0.37)	(1.72)	(2.09)	$24.89	12.34%	0.66%	1.60%	169%	$1,366,594
2022	$36.56	0.24	(3.83)	(3.59)	(0.22)	(8.60)	(8.82)	$24.15	(14.48)%	0.65%	0.80%	238%	$1,556,896
2021	$30.41	0.29	9.82	10.11	(0.29)	(3.67)	(3.96)	$36.56	35.42%	0.66%	0.84%	186%	$1,998,353
I Class
2025	$31.24	0.28	3.66	3.94	(0.29)	—	(0.29)	$34.89	12.67%	0.45%	0.87%	73%	$70,110
2024	$24.94	0.25	6.32	6.57	(0.27)	—	(0.27)	$31.24	26.46%	0.46%	0.94%	53%	$75,066
2023	$24.19	0.39	2.50	2.89	(0.42)	(1.72)	(2.14)	$24.94	12.59%	0.46%	1.80%	169%	$306,157
2022	$36.61	0.30	(3.84)	(3.54)	(0.28)	(8.60)	(8.88)	$24.19	(14.32)%	0.45%	1.00%	238%	$372,948
2021	$30.45	0.34	9.85	10.19	(0.36)	(3.67)	(4.03)	$36.61	35.68%	0.46%	1.04%	186%	$548,632
A Class
2025	$31.11	0.14	3.64	3.78	(0.14)	—	(0.14)	$34.75	12.18%	0.90%	0.42%	73%	$46,962
2024	$24.83	0.13	6.29	6.42	(0.14)	—	(0.14)	$31.11	25.93%	0.91%	0.49%	53%	$56,084
2023	$24.10	0.29	2.47	2.76	(0.31)	(1.72)	(2.03)	$24.83	12.09%	0.91%	1.35%	169%	$49,323
2022	$36.50	0.15	(3.81)	(3.66)	(0.14)	(8.60)	(8.74)	$24.10	(14.73)%	0.90%	0.55%	238%	$51,847
2021	$30.36	0.20	9.81	10.01	(0.20)	(3.67)	(3.87)	$36.50	35.10%	0.91%	0.59%	186%	$75,252
C Class
2025	$30.14	(0.11)	3.53	3.42	—	—	—	$33.56	11.35%	1.65%	(0.33)%	73%	$996
2024	$24.12	(0.07)	6.09	6.02	—(3)	—	—(3)	$30.14	24.96%	1.66%	(0.26)%	53%	$1,443
2023	$23.48	0.12	2.39	2.51	(0.15)	(1.72)	(1.87)	$24.12	11.23%	1.66%	0.60%	169%	$2,041
2022	$35.92	(0.09)	(3.71)	(3.80)	(0.04)	(8.60)	(8.64)	$23.48	(15.34)%	1.65%	(0.20)%	238%	$3,397
2021	$29.98	(0.05)	9.66	9.61	—(3)	(3.67)	(3.67)	$35.92	34.07%	1.66%	(0.16)%	186%	$4,950
R Class
2025	$31.12	0.06	3.64	3.70	(0.06)	—	(0.06)	$34.76	11.89%	1.15%	0.17%	73%	$22,441
2024	$24.84	0.06	6.29	6.35	(0.07)	—	(0.07)	$31.12	25.61%	1.16%	0.24%	53%	$20,000
2023	$24.10	0.23	2.48	2.71	(0.25)	(1.72)	(1.97)	$24.84	11.80%	1.16%	1.10%	169%	$18,677
2022	$36.53	0.07	(3.82)	(3.75)	(0.08)	(8.60)	(8.68)	$24.10	(14.92)%	1.15%	0.30%	238%	$19,602
2021	$30.38	0.12	9.81	9.93	(0.11)	(3.67)	(3.78)	$36.53	34.77%	1.16%	0.34%	186%	$24,891

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Equity Growth Fund
R5 Class
2025	$31.25	0.28	3.66	3.94	(0.29)	—	(0.29)	$34.90	12.66%	0.45%	0.87%	73%	$3,255
2024	$24.95	0.26	6.31	6.57	(0.27)	—	(0.27)	$31.25	26.50%	0.46%	0.94%	53%	$6,103
2023	$24.20	0.40	2.49	2.89	(0.42)	(1.72)	(2.14)	$24.95	12.59%	0.46%	1.80%	169%	$4,745
2022	$36.62	0.30	(3.84)	(3.54)	(0.28)	(8.60)	(8.88)	$24.20	(14.34)%	0.45%	1.00%	238%	$4,553
2021	$30.45	0.34	9.86	10.20	(0.36)	(3.67)	(4.03)	$36.62	35.72%	0.46%	1.04%	186%	$6,096

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)Per-share amount was less than $0.005.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations or precisely reflect the class expense differentials due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.
†Ratios for periods less than one year are annualized. Zero balances may reflect amounts less than 0.005%.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations*:						Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Global Gold Fund
Investor Class
2025	$11.90	0.14	7.00	7.14	(0.23)	$18.81	60.50%	0.66%	0.91%	20%	$940,250
2024	$10.22	0.14	1.69	1.83	(0.15)	$11.90	18.07%	0.66%	1.34%	54%	$559,328
2023	$9.78	0.15	0.43	0.58	(0.14)	$10.22	5.94%	0.66%	1.51%	59%	$496,571
2022	$12.37	0.17	(2.54)	(2.37)	(0.22)	$9.78	(19.33)%	0.65%	1.46%	57%	$461,236
2021	$13.64	0.13	(1.26)	(1.13)	(0.14)	$12.37	(8.30)%	0.66%	0.96%	105%	$590,853
I Class
2025	$12.05	0.17	7.09	7.26	(0.26)	$19.05	60.82%	0.46%	1.11%	20%	$82,330
2024	$10.34	0.16	1.73	1.89	(0.18)	$12.05	18.38%	0.46%	1.54%	54%	$47,223
2023	$9.89	0.17	0.44	0.61	(0.16)	$10.34	6.18%	0.46%	1.71%	59%	$45,797
2022	$12.51	0.20	(2.57)	(2.37)	(0.25)	$9.89	(19.20)%	0.45%	1.66%	57%	$40,601
2021	$13.79	0.16	(1.27)	(1.11)	(0.17)	$12.51	(8.10)%	0.46%	1.16%	105%	$68,014
A Class
2025	$11.63	0.09	6.84	6.93	(0.19)	$18.37	60.02%	0.91%	0.66%	20%	$24,096
2024	$9.99	0.11	1.66	1.77	(0.13)	$11.63	17.79%	0.91%	1.09%	54%	$17,885
2023	$9.55	0.12	0.44	0.56	(0.12)	$9.99	5.81%	0.91%	1.26%	59%	$15,750
2022	$12.09	0.14	(2.48)	(2.34)	(0.20)	$9.55	(19.57)%	0.90%	1.21%	57%	$17,423
2021	$13.33	0.10	(1.23)	(1.13)	(0.11)	$12.09	(8.51)%	0.91%	0.71%	105%	$22,022
C Class
2025	$10.99	(0.01)	6.45	6.44	(0.07)	$17.36	58.81%	1.66%	(0.09)%	20%	$3,349
2024	$9.45	0.03	1.57	1.60	(0.06)	$10.99	16.99%	1.66%	0.34%	54%	$2,274
2023	$9.05	0.05	0.39	0.44	(0.04)	$9.45	4.84%	1.66%	0.51%	59%	$2,284
2022	$11.46	0.05	(2.34)	(2.29)	(0.12)	$9.05	(20.13)%	1.65%	0.46%	57%	$2,875
2021	$12.63	(0.01)	(1.15)	(1.16)	(0.01)	$11.46	(9.18)%	1.66%	(0.04)%	105%	$3,838
R Class
2025	$11.48	0.06	6.75	6.81	(0.15)	$18.14	59.68%	1.16%	0.41%	20%	$9,548
2024	$9.86	0.09	1.63	1.72	(0.10)	$11.48	17.52%	1.16%	0.84%	54%	$6,573
2023	$9.44	0.10	0.41	0.51	(0.09)	$9.86	5.39%	1.16%	1.01%	59%	$6,508
2022	$11.94	0.11	(2.44)	(2.33)	(0.17)	$9.44	(19.69)%	1.15%	0.96%	57%	$7,904
2021	$13.17	0.06	(1.22)	(1.16)	(0.07)	$11.94	(8.79)%	1.16%	0.46%	105%	$8,868

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations or precisely reflect the class expense differentials due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.
†Ratios for periods less than one year are annualized. Zero balances may reflect amounts less than 0.005%.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Small Company Fund
Investor Class
2025	$15.40	0.05	0.68	0.73	(0.05)	—	(0.05)	$16.08	4.77%	0.85%	0.33%	82%	$129,670
2024	$13.93	0.06	1.47	1.53	(0.06)	—	(0.06)	$15.40	10.99%	0.86%	0.42%	67%	$137,973
2023	$12.41	0.07	1.51	1.58	(0.06)	—	(0.06)	$13.93	12.72%	0.86%	0.50%	119%	$137,735
2022	$19.38	0.06	(3.92)	(3.86)	(0.05)	(3.06)	(3.11)	$12.41	(23.44)%	0.85%	0.35%	205%	$134,507
2021	$12.10	0.02	7.29	7.31	(0.03)	—	(0.03)	$19.38	60.46%	0.86%	0.13%	142%	$196,473
I Class
2025	$15.50	0.08	0.70	0.78	(0.09)	—	(0.09)	$16.19	5.02%	0.65%	0.53%	82%	$6,760
2024	$14.03	0.09	1.47	1.56	(0.09)	—	(0.09)	$15.50	11.12%	0.66%	0.62%	67%	$7,324
2023	$12.50	0.09	1.52	1.61	(0.08)	—	(0.08)	$14.03	12.93%	0.66%	0.70%	119%	$6,387
2022	$19.49	0.09	(3.94)	(3.85)	(0.08)	(3.06)	(3.14)	$12.50	(23.27)%	0.65%	0.55%	205%	$6,007
2021	$12.16	0.05	7.33	7.38	(0.05)	—	(0.05)	$19.49	60.82%	0.66%	0.33%	142%	$9,315
A Class
2025	$14.87	0.01	0.67	0.68	(0.01)	—	(0.01)	$15.54	4.60%	1.10%	0.08%	82%	$6,323
2024	$13.46	0.03	1.41	1.44	(0.03)	—	(0.03)	$14.87	10.68%	1.11%	0.17%	67%	$7,105
2023	$12.00	0.03	1.45	1.48	(0.02)	—	(0.02)	$13.46	12.37%	1.11%	0.25%	119%	$8,017
2022	$18.83	0.02	(3.78)	(3.76)	(0.01)	(3.06)	(3.07)	$12.00	(23.61)%	1.10%	0.10%	205%	$8,693
2021	$11.77	(0.02)	7.09	7.07	(0.01)	—	(0.01)	$18.83	60.14%	1.11%	(0.12)%	142%	$13,031
C Class
2025	$13.50	(0.10)	0.62	0.52	—	—	—	$14.02	3.85%	1.85%	(0.67)%	82%	$107
2024	$12.29	(0.08)	1.29	1.21	—	—	—	$13.50	9.85%	1.86%	(0.58)%	67%	$194
2023	$11.02	(0.06)	1.33	1.27	—	—	—	$12.29	11.52%	1.86%	(0.50)%	119%	$373
2022	$17.66	(0.11)	(3.47)	(3.58)	—	(3.06)	(3.06)	$11.02	(24.14)%	1.85%	(0.65)%	205%	$426
2021	$11.11	(0.13)	6.68	6.55	—	—	—	$17.66	58.87%	1.86%	(0.87)%	142%	$939
R Class
2025	$14.29	(0.03)	0.65	0.62	—	—	—	$14.91	4.34%	1.35%	(0.17)%	82%	$2,104
2024	$12.95	(0.01)	1.35	1.34	—(3)	—	—(3)	$14.29	10.36%	1.36%	(0.08)%	67%	$2,336
2023	$11.56	—(3)	1.40	1.40	(0.01)	—	(0.01)	$12.95	12.14%	1.36%	—%	119%	$2,416
2022	$18.29	(0.02)	(3.65)	(3.67)	—	(3.06)	(3.06)	$11.56	(23.81)%	1.35%	(0.15)%	205%	$2,306
2021	$11.45	(0.05)	6.89	6.84	—	—	—	$18.29	59.74%	1.36%	(0.37)%	142%	$3,497

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Small Company Fund
R5 Class
2025	$15.52	0.09	0.69	0.78	(0.09)	—	(0.09)	$16.21	5.01%	0.65%	0.53%	82%	$403
2024	$14.04	0.09	1.48	1.57	(0.09)	—	(0.09)	$15.52	11.19%	0.66%	0.62%	67%	$368
2023	$12.51	0.09	1.52	1.61	(0.08)	—	(0.08)	$14.04	12.92%	0.66%	0.70%	119%	$425
2022	$19.51	0.09	(3.95)	(3.86)	(0.08)	(3.06)	(3.14)	$12.51	(23.26)%	0.65%	0.55%	205%	$285
2021	$12.17	0.05	7.34	7.39	(0.05)	—	(0.05)	$19.51	60.77%	0.66%	0.33%	142%	$404

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)Per-share amount was less than $0.005.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations or precisely reflect the class expense differentials due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.
†Ratios for periods less than one year are annualized. Zero balances may reflect amounts less than 0.005%.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Utilities Fund
Investor Class
2025	$15.83	0.46	3.32	3.78	(0.47)	—	(0.47)	$19.14	24.04%	0.65%	2.53%	77%	$277,191
2024	$14.88	0.42	0.96	1.38	(0.43)	—	(0.43)	$15.83	9.52%	0.66%	2.84%	70%	$242,389
2023	$16.73	0.38	(1.08)	(0.70)	(0.34)	(0.81)	(1.15)	$14.88	(4.65)%	0.66%	2.32%	113%	$264,878
2022	$17.17	0.33	0.56	0.89	(0.31)	(1.02)	(1.33)	$16.73	4.98%	0.65%	1.86%	140%	$309,887
2021	$15.91	0.41	2.08	2.49	(0.39)	(0.84)	(1.23)	$17.17	15.95%	0.66%	2.34%	108%	$314,100

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.
†Ratios for periods less than one year are annualized. Zero balances may reflect amounts less than 0.005%.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of American Century Quantitative Equity Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Disciplined Core Value Fund, Disciplined Growth Fund, Equity Growth Fund, Global Gold Fund, Small Company Fund, and Utilities Fund (the “Funds”), each a series of American Century Quantitative Equity Funds, Inc., as of June 30, 2025, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2025, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the year ended June 30, 2021, were audited by other auditors, whose reports, dated August 17, 2021, expressed unqualified opinions on such financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
August 19, 2025

We have served as the auditor of one or more American Century investment companies since 1997.

Approval of Management Agreement

At a meeting held on June 17, 2025, the Funds’ Board of Directors (the “Board”) unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for each Fund. Under the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Directors, including a majority of the independent Directors. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Funds’ management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent data providers concerning the Funds.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to:

•the nature, extent, and quality of investment management, shareholder services, distribution services, and other services provided to each Fund;
•the wide range of programs and services the Advisor and other service providers provide to each Fund and its shareholders on a routine and non-routine basis;
•Each Fund’s investment performance compared to appropriate benchmarks and/or peer groups of other mutual funds with similar investment objectives and strategies;
•the cost of owning each Fund compared to the cost of owning similarly-managed funds;
•the Advisor’s compliance policies, procedures, and regulatory experience and those of certain other service providers;
•the Advisor’s strategic plans, generally, and with respect to the Advisor’s response to investment management industry challenges;
•the Advisor’s business continuity plans, vendor management practices, and information security practices;
•the cost of services provided to each Fund, the profitability of each Fund to the Advisor, and the Advisor’s financial results of operation;
•possible economies of scale associated with the Advisor’s management of each Fund;
•any collateral benefits derived by the Advisor from the management of each Fund;
•fees and expenses associated with any investment by each Fund in other funds;
•payments to intermediaries by each Fund and the Advisor and services provided by intermediaries in connection therewith; and
•services provided and charges to the Advisor’s other investment management clients.

In keeping with its practice, the Board held two meetings and the independent Directors met in private sessions to discuss the renewal and to review and discuss the information provided in response to their request. The Board held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Funds. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the Funds’ management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of each Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including, but not limited to:

•constructing and designing each Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading

•Fund administration
•custody of Fund assets
•daily valuation of each Fund’s portfolio
•liquidity monitoring and management
•risk management, including information security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by each Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to each Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage each Fund in accordance with its investment objectives and principal investment strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for each Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, a Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results and any actions being taken to improve performance. The Board found the investment management services provided by the Advisor to each Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor, either directly or through affiliates or third parties, provides each Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including information security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, risk management, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to each Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Funds, its profitability in managing each Fund, and its financial results of operation. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the terms of the current management agreement. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Funds.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of each Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its fee structure and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that each Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of each Fund, other than brokerage and other transaction fees and expenses relating to acquisition and disposition of portfolio securities, acquired fund fees and expenses, taxes, interest, extraordinary expenses, fund litigation expenses, fees and expenses of the Funds’ independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Investment Company Act Rule 12b-1. Under this unified fee structure, the Advisor is responsible for providing investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Funds and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing each Fund’s unified fee to the total expense ratio of peer funds. The Board concluded that the management fee paid by each Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of each Fund. The Board analyzed this information and concluded that the fees charged and services provided to each Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by each Fund and the Advisor and services provided by intermediaries. These payments include various payments made by each Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided with respect to each Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by each Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Funds. The Board noted that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Funds, at least in part, due to its existing infrastructure built to serve the fund complex. Where applicable, assets of other client accounts are included with the assets of certain Funds to determine breakpoints in each such Fund’s management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of each Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Funds on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Funds.

Set forth below are certain of the Fund-specific factors that the Board considered in addition to the other factors described herein:

Disciplined Core Value - The Fund’s performance was below its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board discussed the Fund’s performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor.
The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense group.

Disciplined Growth - The Fund’s performance was below its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board discussed the Fund’s performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor.
The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense group. The Board and the Advisor agreed to an extension of the current temporary reduction of the Fund’s annual unified management fee of 0.09% (e.g., the Investor Class unified fee will be reduced from 1.00% to 0.91%) for at least one year, beginning August 1, 2025.

Equity Growth - The Fund’s performance was above its benchmark for the one-year period and below its benchmark for the three-, five-, and ten-year periods reviewed by the Board. The Board discussed the Fund’s performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The unified fee charged to shareholders of the Fund was the lowest of the total expense ratios of the Fund’s peer expense group.

Global Gold - The Fund’s performance was above its benchmark for the one-year period and below its benchmark for the three-, five-, and ten-year periods reviewed by the Board. The unified fee charged to shareholders of the Fund was the lowest of the total expense ratios of the Fund’s peer expense group.

Small Company - The Fund’s performance was above its benchmark for the five-year period and below its benchmark for the one-, three-, and ten-year periods reviewed by the Board. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe.

Utilities - The Fund’s performance was above its benchmark for the one-year period and below its benchmark for the three-, five-, and ten-year periods reviewed by the Board. The Board discussed the Fund’s performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The unified fee charged to shareholders of the Fund was the lowest of the Fund’s peer expense universe.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and received over time, concluded that the terms of the management agreement are fair and reasonable and that the management fees charged to each Fund are reasonable in light of the services provided and that the management agreement between the Funds and the Advisor should be renewed for an additional one-year period.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code (IRC).

The funds hereby designate up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2025.

The funds hereby designate the following, or up to the maximum amount allowable, for the fiscal year ended June 30, 2025.

	Corporate Dividends Received Deduction	Qualified Short-Term Capital Gain Distributions (IRC Section 871)	Long-Term Capital Gain Distributions (20% Rate)
Disciplined Core Value Fund	$27,740,246	—	—
Disciplined Growth Fund	—	$22,634	$154,452,399
Equity Growth Fund	$11,368,311	—	$5,346,248
Global Gold Fund	$1,104,470	—	—
Small Company Fund	$508,157	—	—
Utilities Fund	$6,845,643	—	$511,713

For the fiscal year ended June 30, 2025, the funds intend to pass through to shareholders the following foreign source income and foreign taxes paid, or up to the maximum amount allowable, as a foreign tax credit.

	Foreign Tax Credit		Foreign Source Income
	Amount	Per Outstanding Share	Amount	Per Outstanding Share
Global Gold Fund	$1,212,796	$0.0215	$11,899,450	$0.2112

The funds utilized the following earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction (tax equalization).

Dividends Paid Deduction (Tax Equalization)
Disciplined Growth Fund	$3,832,801
Equity Growth Fund	$5,452,098
Utilities Fund	$587,226

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This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2025 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92991 2508

(b) The information required by Item 13 of Form N-1A is included as part of the financial statements filed under Item 7(a) of this Form.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

None.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

None.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

The remuneration paid to directors, officers and others is included as part of the financial statements and other information filed under Item 7 of this Form.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

A statement regarding the basis for the board of directors’ approval of the investment advisory contract is included as part of the financial statements and other information filed under Item 7 of this Form.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 16. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a) Not applicable.

(b) Not applicable.

ITEM 19. EXHIBITS.

(a)(1) Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2) Not applicable.

(a)(3) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Quantitative Equity Funds, Inc.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President

Date:	August 25, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President
(principal executive officer)

Date:	August 25, 2025

By:	/s/ R. Wes Campbell
	Name:	R. Wes Campbell
	Title:	Treasurer and
Chief Financial Officer
(principal financial officer)

Date:	August 25, 2025